Semi-Annual Report
February 28, 2001                                               NEUBERGER BERMAN



                                        NEUBERGER BERMAN
                                        EQUITY FUNDS


INVESTOR CLASS SHARES

TRUST CLASS SHARES

ADVISOR CLASS SHARES

INSTITUTIONAL CLASS SHARES


                                                 Century Fund

                                                 Focus Fund

                                                 Genesis Fund

                                                 Guardian Fund

                                                 International Fund

                                                 Manhattan Fund

                                                 Millennium Fund

                                                 Partners Fund

                                                 Regency Fund

                                                 Socially Responsive Fund

                                                 Technology Fund

CONTENTS
--------

THE FUNDS


CHAIRMAN'S LETTER                               2

PORTFOLIO COMMENTARY/
  PERFORMANCE HIGHLIGHTS                        4
Century Fund                                    4
Focus Fund                                      6
Genesis Fund                                    8
Guardian Fund                                  10
International Fund                             12
Manhattan Fund                                 14
Millennium Fund                                16
Partners Fund                                  18
Regency Fund                                   20
Socially Responsive Fund                       22
Technology Fund                                24

SCHEDULE OF INVESTMENTS/
  TOP TEN EQUITY HOLDINGS
Century Fund                                   28
Focus Fund                                     30
Genesis Fund                                   31
Guardian Fund                                  33
International Fund                             35
Manhattan Fund                                 38
Millennium Fund                                40
Partners Fund                                  42
Regency Fund                                   44
Socially Responsive Fund                       46
Technology Fund                                47

FINANCIAL STATEMENTS                           50

FINANCIAL HIGHLIGHTS (ALL CLASS SHARES)
  PER SHARE DATA
Century Fund                                   77
Focus Fund                                     78
Genesis Fund                                   80
Guardian Fund                                  82
International Fund                             84
Manhattan Fund                                 85
Millennium Fund                                87
Partners Fund                                  88
Regency Fund                                   90
Socially Responsive Fund                       91
Technology Fund                                92

DIRECTORY/OFFICERS AND TRUSTEES               100

--------------------------------------------------------------------------------

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered trademarks of Neuberger Berman Management Inc.-C-2001 Neuberger Berman Management Inc.

CHAIRMAN'S LETTER

                                                        [PHOTO]

DEAR FELLOW SHAREHOLDER,

What a difference a year makes. At the end of February 2000, the economy was surging ahead and leading stock market indices were at or near record highs. Investors were enthralled by technology stocks and willing to pay unprecedented multiples of earnings (or no earnings at all) to own "new economy" companies. Although there were storm clouds on the horizon, most notably a Federal Reserve determined to rein in the runaway economy and historically high equities valuations, many investors saw nothing but blue skies ahead.

Fast forward to the end of February 2001. The economy has stalled and may slip into recession. The Standard & Poor's 500 (S&P 500) has reached bear market territory, and the technology stock driven Nasdaq Composite Index has given up all of its incredible gains over the last two years. There appears to be light at the end of the tunnel -- the Federal Reserve is aggressively lowering short-term interest rates to revive the economy and fiscal stimulus may come in the form of a significant tax cut. Also, stocks in general are now trading at more reasonable valuations. However, as I write, investors are blinded by widespread earnings disappointments, with warnings of additional shortfalls in the next several quarters.

Investors' short-term perspective is the common thread in these two very different market snapshots. In February 2000, investors were so captivated by great short-term earnings and rising stock prices, they ignored the fact that valuations had become excessive and that Federal Reserve policy was working against them. Today, investors are so shell shocked over short-term earnings disappointments, they are ignoring the fact that help for the economy and the stock market (Fed easing and a tax cut) is on its way.

What lessons are to be learned from this reversal of fortune? First and foremost, stocks can go down as well as up -- something an entire generation of investors may have forgotten during one of history's longest and strongest bull markets. Secondly, valuations do matter. You can pay too much for even the best companies. Finally, diversification still matters. Investors who were over-weighted in growth sectors, especially

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

technology, generally sustained much more damage this year than those with more balanced portfolios.

Where do we go from here? I am not an economist or market forecaster. So I won't offer any predictions on when the economy will recover or when the market will regain momentum. I am a long-term investor, however. I believe that over the long term, selective equities investing will be rewarding. So my advice is to be patient. Don't make the all-too-common mistake of fixating on how much your equities portfolio has fallen in the last quarter or last year. Instead, look at how much your equities assets have grown over the last five, ten, or fifteen years. I am not suggesting future results will match the historically high returns achieved over these periods. In fact, when doing long-range financial planning, investors are best advised to make more conservative return assumptions. However, do remember the stock market is a good proxy for economic growth. If you believe as I do that the fundamental foundation of the American and global economy is sound, you will likely share my confidence in the long-term potential of equities investing.

Over the last several years, Neuberger Berman has expanded its mutual fund offerings. On June 1, 1999, the mid-cap value stock Regency Fund made its debut. On December 6, 1999, we introduced the large-cap growth stock Century Fund, followed by the Technology Fund on May 1, 2000. On March 26 of this year, we completed the asset acquisition of Fasciano Company, the investment advisor to Chicago-based Fasciano Fund, Inc., a small-cap blend fund. We now have growth and value funds in all three (small-cap, mid-cap, and large-cap) market capitalization sectors, in addition to our first blend fund in the small-cap category. We have also expanded our roster of talented and experienced portfolio managers. The addition of Rick White (Guardian Fund), Basu Mullick (Partners
Fund)and Benjamin Segal (International Fund), have made Neuberger Berman an even stronger investment organization.

Last but not least, you have probably noticed the redesign of this semi-annual report. We've made it easier to read so you can more fully understand the strategies of our portfolio managers as they shepherd your assets through uncertain markets. This is part of our larger commitment to help you stay well informed in a fast changing world. Please let us know if you see room for further improvement. Today more than ever, you deserve the highest caliber investment expertise supported by outstanding service. We are committed to delivering both.

Sincerely,

                                /s/ Peter Sundman

                                  PETER SUNDMAN
                              CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

CENTURY FUND  PORTFOLIO COMMENTARY
----------------------------------

Following excellent absolute and relative gains from inception on December 6, 1999 through fiscal year-end August 31, 2000, the Century Fund retreated and modestly underperformed its Russell 1000 Growth Index in first half fiscal 2001.

The Century Fund's holdings continued to post excellent earnings growth: 50% versus consensus earnings estimates of 40%, while 97% of its holdings met or exceeded consensus earnings forecasts in the most recently reported quarter. At the end of this reporting period, the Fund's holdings had a P/E-to-forward earnings growth estimate ratio of 1.07, well below its benchmark index. In the current environment, no one can be sure that consensus earnings growth forecasts will prove accurate, nor can we predict when positive fundamentals will have a more favorable impact on stock prices. However, we believe the portfolio is well positioned to reward shareholders over the longer term.

Although most of the technology stocks we bought met or exceeded consensus earnings forecasts, technology was the Fund's poorest performing sector. We focused primarily on leading companies in software and Internet infrastructure niches. These stocks held up relatively well until the Federal Reserve succeeded in bringing the economy to its knees in fourth quarter 2000.

Technology spending slowed substantially as corporations reacted to negative economic news. However, we don't expect tech spending to remain depressed for a prolonged period of time. Why? Because information technology is the driving force in enhancing productivity and profitability in corporate America. In March 2001, General Electric, regarded as one of the best-managed companies in the world, reported the significant savings it expects to realize through its Internet operations. The company concluded these savings would add as much as $0.12 per share in earnings next year and more going forward. Companies that don't make the necessary information technology expenditures will be at a disadvantage to their competitors in the marketplace and the stock market. When investors overcome their current tech stock paranoia and begin focusing once again on attractive earnings growth trends, we believe our technology holdings will perform quite well.

During this six-month reporting period, growth was out and value was in. Nine of the eleven sectors in the Russell 1000 Growth Index finished in negative performance territory. Only basic materials and transportation, both with miniscule weightings in our benchmark index, posted gains. Defensive stocks won the battle. We don't think they will win the war.


----------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN CENTURY FUND                 INCEPTION DATE     SIX MONTH              AVERAGE ANNUAL TOTAL
                                                              PERIOD ENDED            RETURN ENDED 3/31/01(1)
                                                              2/28/2001(1)         1 YEAR        LIFE OF FUND
INVESTOR CLASS(3b)                             12/06/1999        (38.87%)         (45.91%)          (24.08%)
TRUST CLASS(5)                                 12/06/1999        (38.84%)         (45.84%)          (24.00%)
RUSSELL 1000 GROWTH INDEX(7)                                     (36.79%)         (42.72%)          (27.85%)
S&P 500 INDEX(7)                                                 (17.83%)         (21.67%)          (13.78%)

--------------------------------------------------------------------------------
The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

Despite the disappointing performance of our technology and healthcare investments in first-half fiscal 2001, these two sectors continue to have the largest weightings in the Fund. Why? Because we are growth stock investors and continue to find a greater number of what we believe to be excellent long-term opportunities in these fast-growth industries. We are not about to change our growth-oriented discipline simply because growth stocks have underperformed over the last six months. Over the long haul, we are confident companies that grow earnings materially faster than others will win the performance race.

As we write, investors are accentuating the negative -- a slower growth economy and disappointing short-term earnings. We are focused on the positives -- the Federal Reserve aggressively lowering interest rates to reinvigorate the economy and the probability of a tax cut that will put more money in consumers' pockets. Historically, stocks have performed well following Fed rate reductions and tax cuts. We believe there is a reasonably high probability that history will repeat itself in the year ahead. Also, equities valuations across the board have come down appreciably as the excesses in the market have been eliminated. At some point in the not too distant future, we expect to see investors realize that there are some first-rate growth companies trading at what might be "once in a lifetime" sales prices. I am not suggesting the market has bottomed. The market's so-called irrational exuberance seems to have given way to despair, and it may take a bit more time and some economic Prozac to put investors in a better mood. However, those who wait too long may miss a good portion of the market's next advance.

What kind of stocks will lead the market's next charge? In our opinion, the answer is reasonably valued growth stocks that continue to increase earnings above the market trend line and "meet or beat" consensus earnings expectations.

In closing, these are the times that test our souls. It isn't easy watching the value of your savings decline. We aren't having much fun watching some quality growth companies that are meeting Wall Street earnings expectations get dumped as investors rush to the exits. However, we have lived through such periods before in our lengthy investment careers, and by keeping our heads while others are losing theirs, we have triumphed. We encourage Century shareholders to understand that over the short-term, the stock market can be fickle, but over the longer term, it rewards patience and discipline.

Sincerely,


                                 /s/ Brooke Cobb
                                   BROOKE COBB
                                PORTFOLIO MANAGER

FOCUS FUND PORTFOLIO COMMENTARY
-------------------------------

In the six months ending February 28, 2001, the Focus Fund slightly outperformed the Standard & Poor's 500, but underperformed the Russell 1000 Value Index. Since we consider Focus to be a value fund, the reasons for this disparity are worth examining.

Focus is intended to be a concentrated portfolio. We aim to select only those companies that represent good value AND superior long-term earnings prospects. As a result of this discipline, we exclude areas of the market that sell at low price/earnings ratios but have low earnings growth. At the same time, we exclude areas of the market which offer better-than-average earnings prospects, but sell at high P/E ratios.

During the six months just ended, some low P/E, low growth sectors of the market such as basic materials, capital goods, and transportation did well. Having no representation in these areas hurt the Fund relative to the Russell 1000 Value Index. Also, the discipline that kept us out of high P/E areas like pharmaceuticals and beverages hurt our performance, as these groups also performed relatively well during this period.

While we are not pleased with the Fund's performance over the past six months, we are happy with its holdings. Since we have long felt that one of the secrets to long-term success in this business is to pay more attention to WHAT you're doing than HOW you're doing, we think this is not a bad position to be in.

This is not just a subjective opinion. The underlying fundamentals of the Fund's portfolio provide objective support. At the end of February the Fund's portfolio had a noticeably lower P/E ratio than either the Russell 1000 Value Index or the S&P 500, yet at the same time had a higher expected earnings growth rate. Specifically, the P/E of the Fund was 14.4 times expected 2001 earnings as opposed to 17.7 times for the Russell and 21.6 times for the S&P. At the same time, however, the expected earnings growth rate for the Fund's


-------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN FOCUS FUND(2)           INCEPTION DATE     SIX MONTH                     AVERAGE ANNUAL TOTAL
                                                         PERIOD ENDED                  RETURN ENDED 3/31/01(1)
                                                         2/28/2001(1)        1 YEAR      5 YEARS     10 YEARS
INVESTOR CLASS                               10/19/1955      (15.11%)       (7.94%)       15.57%       16.40%
TRUST CLASS(5)                               08/30/1993      (15.22%)       (8.15%)       15.47%       16.67%
ADVISOR CLASS(6)                             09/03/1996      (15.36%)       (8.56%)       16.02%       16.62%
RUSSELL 1000 VALUE INDEX(7)                                    2.03%         0.27%        14.24%       15.23%
S&P 500 INDEX(7)                                             (17.83%)      (21.67%)       14.18%       14.41%

--------------------------------------------------------------------------------
The composition, industries and holdings of the Fund are subject to change.

While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


holdings was 18.7% versus 12.9% for the Russell and 16.2% for the S&P. In other words, we continue to have a portfolio whose holdings sell at valuations lower than either the Russell or the S&P, yet its expected earnings growth is significantly higher. This approach has served the Fund extremely well over the long term, and we are as confident as ever that it will in the future. Of course, in light of continuing market volatility and economic uncertainty, consensus estimates for future earnings growth could change significantly and may alter our future outlook. As of this writing, we believe that our portfolio holdings represent reasoned and sound investment selections that demonstrate our disciplined process.

To develop a portfolio with these kind of metrics we cannot be in all areas at all times. At present the Fund's holdings are concentrated in the same four areas they have been in for some time: retail, health care, finance and technology. During the period just ended, our retail holdings performed extremely well. They still sell at discounted valuations to the market and we have maintained our holdings there. Similarly, our health care position -- the two managed-care companies Wellpoint and Health Net -- performed well.

The two remaining sectors -- technology and finance -- are both areas where the portfolio has significant exposure and absolute returns were negative. While this is unfortunate, it is also history. These are, in fact, the two sectors about which we are the most optimistic.

At the end of the reporting period the Fund owned 13 technology stocks (showing, at the very least, that we're not superstitious) nine of which sell at a discount to the S&P 500. The chance to buy technology stocks at a discount to the overall market occurs only rarely, and in our opinion it is an opportunity to seize. Clearly the Nasdaq "bubble" has been burst, and gloom and despair are widespread. In our experience, whenever a sector has been so devastated by broad and indiscriminate selling, there are some outstanding bargains to be found. We have purchased what we believe are some of them.

The debate over technology stocks is currently raging on Wall Street, where opinions are like noses --everybody has one. To counter the onslaught of opinions, we offer one simple fact: March 20, 2001 marked the eighth time since 1974 the Fed has cut rates three times in succession. The previous seven times the Nasdaq Composite rose, on average, 40% in the ensuing 12 months. Although there can be no guarantees of future trends, historical patterns suggest that lower interest rates have a positive effect on the prices of many stocks that make up the Nasdaq Composite.

Our financial stocks underperformed somewhat because we have put emphasis on the faster growing companies such as Capital One, Providian, Citigroup, Morgan Stanley and J.P. Morgan Chase. Presently, we own nine financial stocks, which total over 50% of the Fund.

A recent change in the Fund's investment policy enhances the Fund's flexibility and allows us to add to these positions. Of course, we are aware that the more focused nature of the fund may also augment the risk factors involved. We remain quite confident in our investment approach; we trust Focus shareholders will have equal confidence.

Sincerely,

                                 /s/ Kent Simons
                                   KENT SIMONS
                                PORTFOLIO MANAGER

GENESIS FUND PORTFOLIO COMMENTARY
---------------------------------

We are pleased to report the Genesis Fund posted excellent gains in a very challenging equities market. We didn't change our investment philosophy. We continued to focus on solidly profitable companies that have a record of generating free cash flow that trade at fundamentally reasonable valuations. In short, the kind of companies that investors learned to appreciate as stocks with "more sizzle than substance" plunged.

The technology stock retreat, which began in March 2000 and accelerated through this six-month reporting period, drove small-cap investors into the value sectors of the market. Seven of the ten sectors represented in the Genesis Fund finished fiscal first-half 2001 in positive performance territory. Even our value-oriented technology investments held up remarkably well, declining just 10% in total.


Our financial services investments, led by insurers W. R. Berkley and M&T Bank Corp., had the most positive impact on Fund performance. Our defense industry investments, including Alliant Techsystems and Newport News Shipbuilding, also performed well. Consumer staples holdings, most notably Alberto Culver and Patterson Dental, contributed to returns, and our healthcare investments, highlighted by a big gain in Trigon Healthcare, buoyed the Fund. Although energy prices retreated from highs, our energy sector holdings, primarily small exploration and production and energy services companies continued to perform well.


In general, our technology investments restrained Fund performance, but as mentioned above, sustained relatively little damage compared to the more glamorous tech issues that had led the market in recent years. The strategy we emphasized in the latter half of fiscal 2000 -- taking profits in technology investments that had appreciated out of our value range and redeploying assets to more reasonably valued tech stocks and other industry groups -- worked to our advantage in first-half fiscal 2001.

Both the economy and the stock market are in the process of purging excesses that have developed over


-------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN GENESIS FUND            INCEPTION DATE  SIX MONTH                         AVERAGE ANNUAL TOTAL
                                                         PERIOD ENDED                   RETURN ENDED 3/31/01(1)
                                                         2/28/2001(1)         1 YEAR       5 YEARS     10 YEARS
INVESTOR CLASS(3a)                           09/27/1988        11.45%         19.24%        15.63%       15.30%
TRUST CLASS(5)                               08/26/1993        11.49%         19.22%        15.60%       15.34%
ADVISOR CLASS(6)                             04/02/1997        11.38%         18.86%        15.41%       15.18%
INSTITUTIONAL CLASS(8)                       07/01/1999        11.65%         19.61%        15.77%       15.37%
RUSSELL 2000 INDEX(7)                                         (11.18%)       (15.33%)        7.76%       11.80%

--------------------------------------------------------------------------------

*For index definitions, refer to page 27, titled "Glossary of Indices." The Fund invests in many securities not included in the indices listed.


The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

Past performance is no guarantee of future results.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

a decade of uninterrupted growth. Although this is not a pleasant process for equities investors, it is essential in laying the foundation for the next advance. It is now quite obvious that last year's tech-driven market was propelled more by investor euphoria than economic fundamentals. For example, a year ago, Wall Street was inventing new analytical models to justify dot-com stock valuations we consider absurd. At the time, consensus wisdom also dictated that technology company earnings were invulnerable to an economic slowdown. When the dot-com bubble burst and the rapidly decelerating economy dented tech stock earnings, euphoria gave way to despair.

The lesson we hope investors have learned is not to be swept up by emotional extremes. We believe a logical, consistently applied investment discipline coupled with diligent fundamental research will produce attractive long-term returns. We see plenty of opportunity in today's small-cap market. Earnings prospects look good even in a much slower growth economy; valuations are still modest compared to many other capitalization sectors. Corporate acquirers continue to find bargains in our small-cap value universe. Due to superior recent performance, small-cap value mutual funds may start attracting investment capital. This would likely provide a tailwind for this market sector.


Let us offer an example of a current Fund holding we believe represents good value. Bear in mind, this is not a recommendation and our opinions may change if fundamentals warrant it. Zebra Technologies makes bar code label printers and other systems for inventory control and management. Shipping giant UPS is its biggest customer, but Zebra also sells its products to numerous leading manufacturing companies. The company has a sizable market share in its business, and a great operating track record, highlighted by a five-year annualized Return on Assets (ROA) of 19% and an earnings growth rate approximating 20%. As evidenced by the fact that Zebra has financed its growth without debt or additional equity, cash flow has been robust. Zebra has a pristine balance sheet, with no debt and more than $5 per share in cash. Yet, when recent quarters' operating results were only modestly disappointing, Zebra stock got hit hard. We still believe Zebra is well positioned to sustain its enviable growth record, and although there are no guarantees, is still an appealing fundamental bargain.


In closing, we applaud investors for recognizing that fundamentals do matter and that real companies with real earnings and economically realistic valuations can generate attractive returns even in difficult markets. We trust that once-burned, twice-shy investors will continue to appreciate good value in the small cap market.

Sincerely,

                       /s/ Judith Vale and Robert D'Alelio
                         JUDITH VALE AND ROBERT D'ALELIO
                              PORTFOLIO CO-MANAGERS

GUARDIAN FUND PORTFOLIO COMMENTARY
----------------------------------

Following fiscal 2000's strong absolute and relative performance, the Guardian Fund lost ground and underperformed its Russell 1000 Value Index benchmark in first-half fiscal 2001. However, Guardian outperformed the S&P 500 Index during the reporting period.

The Fund's technology sector weighting explains the relative performance difference. At the end of first-half fiscal 2001, Guardian's tech weighting was approximately 75% of the S&P 500's, but triple the Russell 1000 Value's tech exposure. One might say that any exposure to technology was too much exposure during this reporting period. Also, Guardian had less exposure than the Russell 1000 Value Index to certain defensive groups such as utilities, consumer staples and financials, which performed well in this troubled market.

Guardian will generally be overweighted in technology, because we believe technology stocks are underrepresented in the Russell 1000 Value Index. Guardian also will generally be underweighted in defensive industry groups that we believe have much more limited long-term growth prospects, despite their cheaper absolute valuations. During this reporting period, investors' overwhelming preference for defensive sectors presented us with a tough environment. Over the longer term, however, we believe our allocation posture will produce superior relative returns.

We don't stretch our valuation parameters when buying technology stocks. We usually accumulate tech stocks with long-term growth prospects that we think are above the market average, with price/earnings multiples at the market average. In second-half calendar 2000, we responded to valuation excesses in the tech sector by focusing on personal computer manufacturers and PC component suppliers, which we believed had solid valuation support. After corporate Information Technology (IT) budgets were eaten up by Y2K spending in fourth quarter 1999, we expected corporate demand for PCs to rebound and to see very favorable fourth quarter 2000 earnings comparisons. We did not


--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN GUARDIAN FUND            INCEPTION DATE       SIX MONTH                    AVERAGE ANNUAL TOTAL
                                                            PERIOD ENDED                 RETURN ENDED 3/31/01(1)
                                                            2/28/2001(1)        1 YEAR      5 YEARS     10 YEARS
INVESTOR CLASS                               06/01/1950         (10.34%)       (9.37%)        7.04%       11.67%
TRUST CLASS(5)                               08/03/1993         (10.33%)       (9.47%)        6.96%       11.62%
ADVISOR CLASS(6)                             09/03/1996         (10.56%)       (9.87%)        6.39%       11.32%
RUSSELL 1000 VALUE INDEX(7)                                       2.03%         0.27%        14.24%       15.23%
S&P 500 INDEX(7)                                                (17.83%)      (21.67%)       14.18%       14.41%

--------------------------------------------------------------------------------
The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

anticipate corporate and consumer demand for PCs drying up as fast as it did when the economy began decelerating in the third quarter.

Looking ahead, we believe monetary and fiscal stimulus (Federal Reserve interest rate cuts and some tax relief) will jump-start PC demand and that inventories will be worked off rapidly. Longer term, we expect PC manufacturers such as Compaq Computer, and PC component companies, including SCI Systems and Micron Technology, to grow earnings at approximately 15% annually. If we are right, these stocks appear to be real bargains at current valuations.

Our communications services investments, most notably AT&T and Worldcom, were also a drag on the Fund. We underestimated how fast intense pricing competition would erode profits. That horse is out of the barn, but we believe all the bad news and more is already baked into stock prices.

Our consumer cyclical investments performed exceptionally well, led by cruise line king Carnival Corp., auto-parts manufacturer Lear, clothes retailer The Gap, discounter Costco, and Ford. Consumer cyclicals were hit hard when the Federal Reserve was raising interest rates last year. As we are prone to do when the stocks of industry leaders are available at deeply discounted prices, we bought into weakness. We were rewarded when consumer cyclical stocks rallied as investors began anticipating the reversal in Fed policy.

Our healthcare holdings also performed well, highlighted by big moves in Wellpoint Health Network, American Home Products, and Bristol Myers Squibb. Basic materials holdings, most notably Dow Chemical and Alcoa, posted good gains, and although we were underweighted in the sector, it contributed to performance.

Currently, we see exceptional value in the paper stocks, particularly portfolio holdings Georgia Pacific and Weyerhauser. Capital expenditures in this industry have been lower than depreciation for five years and existing capacity has been reduced through consolidation and the closing of high-cost manufacturing facilities. We believe demand will improve considerably when the economy regains momentum, and that increased volume combined with pricing flexibility will provide enormous earnings leverage for the industry leaders. On a price/sales basis Georgia Pacific and Weyerhauser are trading just above historical lows and well below historical averages. Price/earnings ratios are also in the low end of historic ranges. We may change our opinion on these stocks if fundamentals warrant it, but right now, they look like outstanding bargains.

In closing, the market has responded to economic weakness by wringing out the valuation excesses developed in recent years. Some great companies with solid valuation support have been dragged down in the process. We believe that later this year, investors will gain confidence that monetary and fiscal stimulus will revive the economy, which should help improve the tone of the market and highlight the values in our Fund.

Sincerely,

                         /s/ Kevin Risen and Rick White
                           KEVIN RISEN AND RICK WHITE
                             PORTFOLIO CO-MANAGERS

INTERNATIONAL FUND PORTFOLIO COMMENTARY
---------------------------------------


After delivering generous returns and significantly outperforming the MSCI-EAFE Index in fiscal 2000, the International Fund retreated and modestly underperformed its benchmark in first half fiscal 2001.


Three trends -- weakness in growth sectors (especially technology and telecommunications), high volatility, and currency and market difficulties in Japan -- plagued the international markets during this reporting period. We significantly reduced our exposure to technology and telecommunications, which at the end of this reporting period represented just 7.4% and 4.9% of Fund assets, respectively. However, we did not exit quickly enough to escape all the damage inflicted on these two groups. We also reduced our commitments in Japan, but still suffered some of the consequences of the declining yen and equities markets.

As a whole, our investments in financial services and healthcare products and services performed well. As evidenced by the fact that these are our two largest industry group weightings, we still like their future prospects. In Europe, we believe strong demand for private pension services and government pension reform should continue to benefit life insurance companies, which dominate the investment management business on the Continent. We have sizable positions in CNP, the largest life insurer in France, and Alleanza, Italy's largest publicly traded life insurer. We also expect that healthcare products and services providers, such as Switzerland's Disetronic and Denmark's William Demant, will benefit from the aging of the population. However, unlike drug companies, the healthcare product and service providers are not subject to government scrutiny on pricing and, we believe, are small enough to sustain higher growth rates.

Breaking the Fund down geographically, approximately 60% of assets are in Europe (with a bias toward Ireland, France, Germany, the Netherlands, Switzerland, and the Scandinavian countries), 18% in Japan, 8.5% in Asia ex-Japan, and 2.5% in Canada. The remaining 11% is in cash reserves, which we believe will continue to be a valuable asset as international markets adjust. We favor Europe because its recent history shows more stable economic growth, government policies encouraging privatization and corporate restructuring, and pension


-------------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN INTERNATIONAL FUND      INCEPTION DATE           SIX MONTH                    AVERAGE ANNUAL TOTAL
                                                               PERIOD ENDED                 RETURN ENDED 3/31/01(1)
                                                               2/28/2001(1)        1 YEAR      5 YEARS LIFE OF FUND
INVESTOR CLASS(3a)                           06/15/1994            (18.54%)      (36.85%)        7.41%        7.40%
TRUST CLASS(5)                               06/29/1998            (18.49%)      (36.28%)        7.81%        7.69%
EAFE INDEX(7)                                                      (14.20%)      (25.68%)        3.71%        4.74%

--------------------------------------------------------------------------------
INVESTING IN FOREIGN SECURITIES INVOLVES GREATER RISKS THAN INVESTING IN SECURITIES OF U.S. ISSUERS, INCLUDING CURRENCY FLUCTUATIONS, INTEREST RATES AND POLITICAL CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE. IN AN ATTEMPT TO REDUCE OVERALL VOLATILITY, NEUBERGER BERMAN MANAGEMENT INC. DIVERSIFIES THE PORTFOLIO HOLDINGS OVER A WIDE ARRAY OF COUNTRIES AND INDIVIDUAL STOCKS.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

reform. If these trends continue, they should have a positive impact on equities in the years ahead.

Let us offer an example of the kind of opportunities we are finding in Europe. Please note, this is an illustration of our investment discipline, not a recommendation. Techem AG of Germany manufactures, leases, and reads home heating meters. In the interest of promoting energy conservation, the German government has mandated that each unit in an apartment building have its own meters to monitor the use of central heating. Techem claims over 30% of the German market and continues to develop new value-added products. If other European governments follow the German example, we think Techem is well positioned to expand its operations into new geographic markets. We expect to see annual revenue growth rates in the low teens, and annual earnings growth in the high teens for the next several years. Techem stock trades at what we perceive to be a very reasonable multiple of about 30 times earnings.

We remain cautious on Japan and are avoiding the troubled banking sector. Given the decline of the Japanese banks' large domestic equities funds, we believe their balance sheets will continue to deteriorate. We do see some attractive opportunities in Japanese consumer loan companies, which do a much better job than the banks in evaluating the creditworthiness of their clients. Consumer loan demand is strong and may get stronger as the economy weakens. Looking ahead, we will maintain our wait-and-see posture on Japan. We think that much -- if not all -- of the bad news may already be discounted in stock valuations and that the Japanese market may be near a bottom. If we begin to see an improvement in the economy and tone of the market, we may become more aggressive.

We are largely absent from the emerging market nations in Southeast Asia and Latin America, whose economies and equities markets generally track U.S. trends. If we see the American economy and stock market begin to regain momentum, we may venture back in.

As evidenced by the MSCI-EAFE Growth Index's poor showing versus our MSCI-EAFE benchmark, the international markets have not favored growth investing during this six-month reporting period. We began rotating out of the most aggressive growth sectors and into more reasonably valued growth stocks in February 2000. Although our timing was reasonably good, the sharp decline in technology and telecommunications stocks took a toll on the Fund. With the Fund now well positioned in more stable growth industries, we anticipate better absolute and relative returns going forward.

Sincerely,

                      /s/ Valerie Chang and Benjamin Segal
                        VALERIE CHANG AND BENJAMIN SEGAL
                              PORTFOLIO CO-MANAGERS

MANHATTAN FUND PORTFOLIO COMMENTARY
-----------------------------------

After delivering exceptional returns and materially outperforming the Russell Midcap Growth Index in fiscal 2000, the Manhattan Fund retreated significantly and modestly underperformed its benchmark in first-half fiscal 2001.


The Manhattan Fund's holdings continued to deliver excellent earnings growth:
63% versus consensus earnings estimates of 50%, while 96% of its holdings met or exceeded consensus earnings forecasts in the most recently reported quarter. At the end of this reporting period, the Fund had a P/E-to-forward earnings growth estimate ratio of 0.92, better than that of its benchmark index. In the current environment, no one can be sure that consensus earnings growth forecasts will prove accurate, nor can we predict when positive fundamentals will have a more favorable impact on stock prices. However, we believe the portfolio is well positioned to reward shareholders over the longer term.


On an absolute performance basis, technology had the most negative impact on Fund performance. Although the overwhelming majority of our tech holdings met or exceeded consensus earnings estimates, they were not spared in the technology stock massacre.

Technology spending declined substantially in the fourth quarter of calendar year 2000 as corporations tightened their purse strings when the economy went into a tailspin. Going forward, we believe technology spending will rebound, because companies that fail to make the necessary technology investments will be at a competitive disadvantage. For example, in March 2001, General Electric announced it expects to save $1.6 billion dollars in 2001 and $5 billion over three years through its Internet operations. This would equal approximately $0.12 in earnings per share, a meaningful profit gain. Every corporation in America is looking to enhance productivity and profits, and we believe GE's example is not an isolated case. Our investment focus remains on mid-sized software and Internet infrastructure companies whose technologies will be instrumental in helping corporate America improve productivity and profitability. While we can't predict when market sentiment will improve, we believe our technology investments represent exceptional long-term opportunity.


---------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN MANHATTAN FUND          INCEPTION DATE         SIX MONTH                    AVERAGE ANNUAL TOTAL
                                                             PERIOD ENDED                 RETURN ENDED 3/31/01(1)
                                                             2/28/2001(1)       1 YEAR       5 YEARS     10 YEARS
INVESTOR CLASS                               03/01/1979(4)       (41.65%)      (49.58%)        8.16%       11.33%
TRUST CLASS(5)                               08/30/1993          (41.71%)      (49.55%)        7.93%       11.22%
ADVISOR CLASS(6)                             09/03/1996          (41.86%)      (49.84%)        7.47%       10.98%
RUSSELL MIDCAP GROWTH INDEX(7)                                   (36.18%)      (45.42%)        9.78%       12.38%
S&P 500 INDEX(7)                                                 (17.83%)      (21.67%)       14.18%       14.41%


--------------------------------------------------------------------------------
The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


After an extended period of strong performance relative to value stocks, growth stocks significantly underperformed during this reporting period. To wit, eight of the eleven sectors represented in the Russell Midcap Growth Index declined. Only the defensive sectors -- basic materials, consumer staples, and transportation (all with relatively small weightings in the index) -- finished in positive territory. Although the Fund overall underperformed its benchmark, we added value in seven of the nine sectors represented in the Fund. Relative to the index, our utilities and communication services investments held up particularly well.


We have not significantly altered the Fund's sectors. At the end of the reporting period, our two largest commitments were still technology and healthcare, which are, in our opinion, the most attractive growth industries in America and the world. We are growth stock investors who are not going to change our stripes simply because growth stocks have underperformed for six months. Over the longer term, we believe superior earnings growth will translate into superior investment performance.

Today, most investors see the glass as half empty. We see it as half full. We think that most, if not all, of the valuation excesses have been wrung out of the market. The Federal Reserve appears to be no longer worried about inflation or investors' "irrational exuberance". Instead, it appears committed to reviving the economy and stock market. Furthermore, a tax cut, which a year ago would have been perceived as unnecessary and perhaps even dangerous in the superheated economy, now appears to have sufficient bipartisan political support to become a reality. Historically, stocks have done well following Fed easing and tax cuts. We see no reason why history won't repeat itself this time around.


We also think that mid-cap stocks remain fundamentally attractive relative to other market capitalization sectors. Earnings growth rates have been materially higher, yet valuations remain substantially lower. Recent merger and acquisition activity confirms our thesis that mid-caps still represent good value. As always, our strategy is to stay focused on identifying lower profile mid-sized companies that can grow into tomorrow's S&P 500.


What stocks will lead when the market turns around? In our opinion, reasonably valued stocks with superior earnings growth and the ability to consistently meet or exceed consensus earnings estimates will come out of the blocks fast.

In closing, none of us likes to see the value of our investments decline. Indeed, it's painful for us to watch the stocks of great growth companies that are living up to or exceeding earnings expectations retreat as investors sell first and ask questions later. However, we've been through such trying times before and by adhering to our investment discipline, have been able to produce superior long-term results. We trust Manhattan shareholders will display the patience and fortitude necessary for long-term investment success.

Sincerely,

                       /s/ Jennifer Silver and Brooke Cobb
                         JENNIFER SILVER AND BROOKE COBB
                              PORTFOLIO CO-MANAGERS

MILLENNIUM FUND PORTFOLIO COMMENTARY
------------------------------------

In fiscal 2000, technology stocks helped the Millennium Fund nearly double in value and significantly outperform the Russell 2000 Growth Index. In first-half fiscal 2001, flagging tech stocks were the biggest reason for the Fund's decline and disappointing showing versus its benchmark.

As unpleasant as it has been to watch high quality tech stocks that have lived up to or exceeded our growth projections get beaten up in a market that has trashed virtually everything with a technology label, we are not dismayed or discouraged by the tech sector's volatility. In our fiscal 2000 Annual Report, we said, "Over the short-term, technology stock performance will almost surely continue to be erratic, characterized by breathtaking rallies and dizzying declines. However, over the longer term, we believe investing in small technology companies that are capable of translating promise into profits will be rewarding." A long-term performance chart of Nasdaq shows numerous sharp upward spikes and steep downward declines. It also reveals that over time, technology stocks have provided generous returns.

As we write, most investors are focused on the negatives in technology -- the slowdown in tech capital spending and the probability that we will see more earnings disappointments in the quarters ahead. They are ignoring the positives -- economically sound valuations, excellent longer term earnings growth prospects, and the fact that technology spending should rebound with the economy as companies of virtually all types continue to fund productivity enhancing technologies to reduce the cost of doing business. We don't believe that over the long run, this type of technology spending is discretionary. We think it is essential to almost every company's long-term financial health and well-being.

During this dark period, there were several bright spots in the Fund. We were overweighted in energy and our holdings performed quite well. We believe our energy investments, primarily small exploration and production and energy services companies, will continue to benefit from strong demand, particularly for natural gas, in the year ahead. We had a modest weighting in utilities, and those holdings also performed well. Finally, although our healthcare sector investments


---------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN MILLENNIUM FUND(9)        INCEPTION DATE     SIX MONTH              AVERAGE ANNUAL TOTAL
                                                           PERIOD ENDED           RETURN ENDED 3/31/01(1)
                                                           2/28/2001(1)           1 YEAR     LIFE OF FUND
INVESTOR CLASS(3a)                             10/20/1998      (44.60%)          (55.90%)          29.12%
TRUST CLASS(5)                                 11/03/1998      (44.73%)          (56.04%)          29.00%
RUSSELL 2000 GROWTH INDEX(7)                                   (29.26%)          (39.81%)           7.81%
RUSSELL 2000 INDEX(7)                                          (11.18%)          (15.33%)          11.97%



--------------------------------------------------------------------------------
The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

declined in total, they performed much better than the sector representation in our benchmark index.

During this six-month reporting period, value outperformed growth by a wide margin as investors gravitated to less economically sensitive industry groups. These have been safe havens as the economy has decelerated. We don't think they will be the place to be when the economy regains momentum. What we lack now is visibility. The economy's abrupt tailspin has kicked up so much market dust that investors can't see past next quarter's earnings. When the dust settles and visibility improves, we believe investors will look farther ahead and realize there are currently some quality small growth companies trading at very attractive prices.

Although our technology and healthcare sector investments retreated in first-half fiscal 2001, we continue to overweight both sectors relative to the rest of the Fund's investments. The reason is simple: We are growth stock investors and we believe tech and healthcare are still the most attractive growth industries in the world economy. We still see good long-term opportunities in these sectors.

Let me give you one example from the Millennium Fund. Be advised this is not a recommendation, merely an illustration of our investment discipline. Biotechnology stocks have been under pressure recently and Cephalon stock is well off its 52-week highs. However, on an operating basis it has more than lived up to our expectations, with its FDA approved Provigil drug doing quite well in the marketplace. Presently, Provigil is prescribed exclusively for sleep disorders. The company believes that in combination with anti-depressant drugs, Provigil can also be effective in treating the excessive sleepiness that often accompanies depression. If they are right, the market for Provigil has the potential to expand incrementally. Cephalon has been growing revenues at 100% annually and, we believe, should be solidly profitable by third quarter 2001. Revenue and earnings growth would ramp up considerably if Provigil were approved for other uses.

In closing, the small cap growth stock market has not treated investors kindly in first-half fiscal 2001. It hasn't been much fun for you watching the value of your investment with us decline. I assure you it hasn't been fun for us watching some great small companies in our fund get taken down. Unfortunately, in volatile markets, the good often suffer the same fate as the bad and the ugly. However, long-term investment success demands the patience and courage to endure stock market volatility. We believe that those who shoulder on, maintaining their investment discipline, will survive and prosper.

Sincerely,

                     /s/ Michael Malouf and Jennifer Silver
                       MICHAEL MALOUF AND JENNIFER SILVER
                              PORTFOLIO CO-MANAGERS

PARTNERS FUND PORTFOLIO COMMENTARY
----------------------------------

After delivering solid returns and doubling the gains of the Russell 1000 Value Index in fiscal 2000, the Partners Fund posted a modest decline and underperformed its benchmark in first-half fiscal 2001. The Fund significantly outperformed the S&P 500 in an extremely challenging investment environment.

Technology sector weighting explains the difference in relative performance versus these two market indices. Over the first half of fiscal 2001, our 18.24% average tech sector weighting was below the S&P 500's 26.29% average weighting, but more than triple the Russell 1000 Value Index's 5.36% average weighting. With investors dumping almost anything with a technology label during this reporting period, our technology holdings became a burden. When the economy and stock market begin to recover, however, we believe the reasonably valued tech stocks in our Fund will perform quite well.

Our telecommunications services investments also dragged on Fund performance. We have reduced our exposure to this sector and at the end of this reporting period are underweighted versus the S&P 500 and Russell 1000 Value indices. In our opinion, communications services stocks may look cheap, but we don't see any end to the price wars in legacy businesses such as long distance services, which have hurt the earnings of leading "wireline" companies. We feel more constructive about wireless stocks, which we expect to benefit from the introduction of new data transmission products and services.

Led by big gains in vacation cruise line leader Carnival Corp. and electronics retailer Best Buy, our consumer cyclicals investments had the most favorable impact on Fund performance. Our healthcare sector investments also contributed, highlighted by good gains in pharmaceuticals holdings including Merck and medical devices company Boston Scientific. Generous returns from Wells Fargo and Berkshire Hathaway helped our financial services sector investments finish in positive performance territory as well.

Our recent experience with electronics retailer Best Buy presents a good illustration of our opportunistic, value oriented strategy. Please understand this is not a recommendation and our


PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN PARTNERS FUND           INCEPTION DATE       SIX MONTH                    AVERAGE ANNUAL TOTAL
                                                           PERIOD ENDED                 RETURN ENDED 3/31/01(1)
                                                           2/28/2001(1)       1 YEAR       5 YEARS     10 YEARS
INVESTOR CLASS                               01/20/1975(4)      (3.78%)       (6.34%)       10.21%       13.29%
TRUST CLASS(5)                               08/30/1993         (3.82%)       (6.43%)       10.12%       13.23%
ADVISOR CLASS(6)                             08/16/1996         (4.03%)       (6.81%)        9.66%       13.00%
RUSSELL 1000 VALUE INDEX(7)                                      2.03%         0.27%        14.24%       15.23%
S&P 500 INDEX(7)                                               (17.83%)      (21.67%)       14.18%       14.41%


--------------------------------------------------------------------------------
The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

opinion may change if fundamentals do. Best Buy announced in November that it had to cut prices and reduce gross margins substantially to meet same store sales goals, an act which sent shareholders sprinting for the exits. Further depressed by weakness in other leading electronics retailers Circuit City and Radio Shack, Best Buy stock plummeted from a high of $86 per share down to $22. We dug deep to see if there was any good news investors weren't recognizing. We found some in the form of Best Buy's successful track record of execution, debt free balance sheet, and growing digital product mix. The acquisition of Music Land (which owns the Sam Goody's chain of recorded music stores), which was derided by some in the investment community, we see as a clever move in that it provides Best Buy with access to shopping mall locations. By expanding store size and selling CD players and other electronic gadgets popular with the younger set, the company was proving that its purchase of Music Land for just
4.5 times cash flow was indeed a "best buy." We began accumulating Best Buy stock at around $25 per share and it has performed well for us. We think there is plenty of upside potential remaining.

Masco provides another good example of our methodology at work. Masco has some of the best brand names in the home building product industry, including Kraftmaid Cabinets, Baldwin Locks, Behr Paint and Delta Faucet. It has a dominant market share in kitchen cabinets, with popular lines across the pricing spectrum. Even more importantly, Masco is the number one supplier in its categories to Home Depot, Loews, and Walmart, which despite their size, are still among the fastest growing home building supply retailers. Masco has a solid balance sheet, significant free cash flow, and trades at an attractive multiple. We view the stock as a high quality, much more reasonably priced proxy for the home building supply retailers.

Where do the economy and stock market go from here? Of course, we can't be sure, but we will venture an opinion. We think the Federal Reserve will continue to aggressively cut interest rates until the economy begins responding. The stock market should begin anticipating an economic recovery before we see statistical evidence of an upturn. We believe the groups that performed especially well in calendar 2000 (defensive sectors such as utilities and consumer staples), will be left in the dust by more economically sensitive sectors like capital goods, consumer cyclicals, and technology. More importantly, we think investors will continue to focus on fundamental value rather than glamour or momentum. We believe this will work to our advantage in the years ahead.

Sincerely,


                              /s/ S. Basu Mullick
                                 S. BASU MULLICK
                                PORTFOLIO MANAGER

REGENCY FUND PORTFOLIO COMMENTARY
---------------------------------

We are pleased to report that the Regency Fund built on its positive returns in fiscal year 2000 with a positive return in the very challenging market of first-half fiscal 2001.

After strongly outperforming our Russell Midcap Value Index benchmark in 2000, the Fund underperformed the Index during this six-month reporting period. This is in part explained by our overweighting in technology during a period in which investors dumped tech stocks somewhat indiscriminately. The Fund's underweighting in defensive sectors such as utilities and basic materials, which performed quite well, also penalized relative performance.

Led by good gains in auto parts manufacturer Lear Corp. and leading homebuilder Lennar Corp., our consumer cyclical investments had a strong impact on Fund performance. Our financial service investments were also quite productive, highlighted by strong returns from insurer Met Life, and banking companies M&T Bank Corp and Dime Bancorp. We were rewarded for underweighting financial stocks before the Federal Reserve began raising interest rates in 1999, and then increasing our holdings in this sector prior to the Fed reversing course in January 2001. This timely allocation shift was not the result of top-down economic analysis. We are not economists. But, when you talk to as many as ten companies a week throughout the year, you get a good feel for the economic vibrations that can foreshadow changes in Fed policy.

On average, our healthcare, consumer staples, and transportation holdings delivered low to mid-teens percentage returns, but fell short of benchmark gains in these sectors.

In hindsight, we were a bit early in increasing our technology sector exposure. We saw a lot of terrific technology companies trading at very appealing fundamental valuations. We didn't anticipate these companies falling victim to a tech stock massacre, but many of them did. Volatility in the technology sector periodically gives us the opportunity to buy great businesses at attractive prices relative to long-term earnings prospects. They may not look like bargains on an absolute P/E basis -- even at tech sector bottoms, high quality technology companies rarely trade at


-------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN REGENCY FUND              INCEPTION DATE        SIX MONTH               AVERAGE ANNUAL TOTAL
                                                              PERIOD ENDED            RETURN ENDED 3/31/01(1)
                                                              2/28/2001(1)            1 YEAR     LIFE OF FUND
INVESTOR CLASS(3b)                             06/01/1999            3.02%            10.24%           16.95%
TRUST CLASS(5)                                 06/10/1999            3.01%            10.24%           16.97%
RUSSELL MIDCAP VALUE INDEX(7)                                        9.63%            13.82%            4.19%
RUSSELL MIDCAP INDEX(7)                                             (9.31%)          (11.99%)           4.01%

--------------------------------------------------------------------------------
The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

multiples below the market average. However, when we can buy tech stocks that we believe have expected earnings growth well above the market average at prices with little or no premium attached, we are confident that over the longer term, we will be rewarded.

Let us provide two examples of great businesses in other sectors that we were able to buy at attractive valuations. Please do not consider these recommendations and be aware we might change our opinion on these stocks should they appreciate out of our value range or if present fundamentals deteriorate. Auto-parts manufacturer Lear Corp. has quadrupled its revenues and tripled earnings since 1995. The company has number one or two market shares in most of its product categories. We began accumulating Lear shares at just four times enterprise value (market value of all equity and debt) divided by cash flow. We think the stock was undervalued because investors expected auto sales to fall off a cliff as the economy weakened. This hasn't happened and we don't think it will. Lear Corp. stock has performed well this reporting period but still trades at a modest enterprise value/cash flow multiple.

The mini-conglomerate Loews Corporation is in three main businesses, including property & casualty insurance (through publicly traded CNA Insurance), energy services (through publicly traded Diamond Offshore Drilling), and tobacco (through its subsidiary Lorillard). Loews has been trading well below our total asset value estimates, in large part because of investor fears about tobacco-related lawsuit liabilities. We believe recent tobacco litigation settlements have put a collar on liabilities, and if you will pardon the terminology, that the tobacco business is relatively healthy. We also think the property & casualty insurance industry is in the early stages of what we believe will be an extended profit recovery. Furthermore, we expect the demand for offshore drilling rigs to remain quite strong. In short, we see Loews' already deeply discounted asset value growing considerably in the years ahead. If we are right and other investors catch on, Loews stock could prove to be a great bargain.

In closing, we are pleased the Regency Fund posted a positive return in the first half of fiscal 2001. It appears our brand of value investing is not dead after all. In fact, it has done a very good job of preserving and enhancing shareholder wealth in the midst of a very sharp and broad market correction.

Sincerely,

                              /s/ Robert Gendelman
                                ROBERT GENDELMAN
                                PORTFOLIO MANAGER

SOCIALLY RESPONSIVE FUND PORTFOLIO COMMENTARY
---------------------------------------------

The Socially Responsive Fund held up relatively well in the truly miserable stock market environment of first-half fiscal 2001. Although the Fund underperformed the Russell 1000 Value Index, it significantly outperformed the Standard & Poor's 500.

The Fund's performance relative to these benchmarks is largely explained by its technology weighting. Compared to the S&P 500, we had much less technology exposure. Compared to the Russell 1000 Value Index, we had greater tech exposure. We took a conservative approach to technology stocks, focusing on what we believed to be the most reasonably valued sectors. These included semiconductor companies and personal computer manufacturers, where we invested in industry leaders such as Intel, Hewlett Packard, and Compaq Computer. When the economy went into an abrupt tailspin and demand for personal computers declined sharply, these tech blue chips were hit hard.

Technology stocks remain under pressure. However, as Federal Reserve interest rate cuts begin to take hold and consumers start to feel better about the economy, we believe the chip makers and PC manufacturers will be among the first tech sectors to recover.

Our communications services investments also disappointed. Once again, we had taken a conservative approach, mostly owning large, established, more reasonably valued communications companies such as Worldcom. However, we underestimated the damage that intense price competition in legacy businesses would have on these companies' short term operating results. We believe almost all the bad news is now baked into current stock prices, and although there are no guarantees, that strategic reorganizations highlighting the communications giants' other, much stronger businesses will ultimately lead to a rebound.

Led by excellent gains in discount retailer Target Corp. and pharmaceutical monitoring company IMS Health, our consumer cyclicals investments had a very positive impact on performance. Our healthcare holdings, including Amgen, Bristol Myers Squibb and Wellpoint Health Network, also contributed. The rest of our top performers came from an eclectic group of industries, including


-------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN SOCIALLY
RESPONSIVE FUND                          INCEPTION DATE     SIX MONTH                    AVERAGE ANNUAL TOTAL
                                                         PERIOD ENDED                  RETURN ENDED 3/31/01(1)
                                                         2/28/2001(1)        1 YEAR      5 YEARS  LIFE OF FUND
INVESTOR CLASS(3a)                           03/16/1994       (5.76%)       (6.58%)        9.91%       12.15%
TRUST CLASS(5)                               03/03/1997       (5.92%)       (6.79%)        9.76%       12.04%
RUSSELL 1000 VALUE INDEX(7)                                    2.03%         0.27%        14.24%       15.39%
S&P 500 INDEX(7)                                             (17.83%)      (21.67%)       14.18%       15.84%

--------------------------------------------------------------------------------
The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

financial services (Dime Bancorp), manufacturing (Minnesota Mining and Manufacturing), branded consumer goods (Kimberly Clark), food retailing (Albertsons), and natural gas (Keyspan Corp.).

Let us give you a few examples of Fund holdings we believe to have excellent long-term potential. Please be advised these are illustrations of our investment strategy at work, not recommendations. IMS Health monitors sales of specific drugs for virtually all the major pharmaceuticals companies. It has no significant competition and its long term contracts with industry leaders will likely allow IMS to maintain a near monopoly in this niche business. We became interested in IMS after the stock plunged following an announcement it planned to buy a "dot-com" company. Even after the deal was called off, the stock did not recover, and appeared significantly undervalued, so we began investing. Sure enough, five months later the stock rebounded. With pricing flexibility and very predictable earnings, we believe IMS stock will continue to advance.

Discount retailer Target Corp. continues to expand, with the help of a brilliant and socially responsive business strategy. Target donates 5% of pre-tax earnings to charities and service groups in the communities where it opens stores. This generosity inspires good will and reduces the kind of community resistance to new store openings that other leading discounters have experienced. We think Target can grow earnings at around 15% annually over the next several years and trade at a lower P/E than other leading discounters. This is a classic case of good corporate citizenship translating into good business.

Over the last year, we have seen an almost complete reversal in investor psychology. With the economy limping badly and widespread earnings disappointments dominating the financial headlines, we can understand why investor euphoria has given way to despair. However, the Federal Reserve has reversed course and appears committed to reviving the economy before it dips into recession. As we write, a major tax cut proposal has been submitted to Congress, and while President Bush may not get all he wants, there seems to be sufficient bipartisan support for meaningful tax relief.

Historically, Fed easing and tax cuts have been good news for stocks. We won't forecast when the economy and market will begin to recover. However, there appears to be light at the end of the tunnel, and with equities valuations significantly lower, we believe the stock market is now on increasingly solid footing.

Sincerely,

                                /s/ Janet Prindle
                                  JANET PRINDLE
                                PORTFOLIO MANAGER

TECHNOLOGY FUND PORTFOLIO COMMENTARY
------------------------------------

At the conclusion of our fiscal 2000 Annual Report to shareholders, we said, "If history is prologue to the future, technology stocks will probably continue to be volatile." This turned out to be an understatement. We also said, "We don't believe volatility detracts from tech stocks' exceptional long-term investment potential." Despite a market that has punished tech stocks unmercifully, we still believe this to be true.


A little history lesson helps explain our faith that over the long term, technology stock investing will be rewarding. We think that, at the close of this six-month reporting period, technology stocks as represented by Nasdaq were as "oversold" (i.e., have declined to an unreasonable level), as they have been since October 1990. In the ensuing period from October 31, 1990 through February 28, 2001 (the end of our reporting period), the Nasdaq Composite Index posted a 552% gain, which translates into an average annualized return of 19.9%. Notably, this time period includes much of the beating Nasdaq has taken since its March 2000 high. Of course, we can't be sure technology stocks have bottomed, and there is certainly no guarantee that the next ten years will be as productive as the last ten. However, in our opinion the world is still in the early stages of a technological revolution, which we believe will gain momentum in the years ahead.


There were valuation excesses in the tech stock market, most notably dot-com stocks with little or no profit prospects. We didn't own them. Unfortunately, technology stocks with real profit potential have been dragged down in what has been a "shoot first and ask questions later" tech stock market.

Let us give you an example from our Fund. Please be advised that this is not a recommendation and our opinion may change if the company's fundamentals do. Open Wave writes the software that allows people to browse the Web from their mobile phones. Its customers, many of the world's leading wireless service providers, control about 50% of the global wireless telecommunications market. In 1998, Open Wave had $2.2 million in revenues. In 1999, the year it went public, it had $60 million in revenues. In 2000, sales grew to $290 million. We estimate Open Wave will finish 2001 with $630 million in revenues, and that 2002


---------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN TECHNOLOGY FUND(10)       INCEPTION DATE             SIX MONTH           CUMULATIVE TOTAL
                                                                   PERIOD ENDED    RETURN ENDED 3/31/01(1)
                                                                    2/28/2001(1)              LIFE OF FUND
INVESTOR CLASS(3b)                             05/01/2000               (56.80%)                  (60.00%)
TRUST CLASS(5)                                 05/01/2000               (56.59%)                  (59.90%)
RUSSELL 1000 GROWTH INDEX(7)                                            (36.79%)                  (39.86%)
S&P 500 INDEX(7)                                                        (17.83%)                  (19.24%)


The composition, industries and holdings of the Portfolio are subject to change. Technology Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

The risks involved in seeking capital appreciation from investments primarily in technology related companies and/or with small market capitalization are set forth in the prospectus.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

sales will grow to $1.1 billion. This isn't just a revenue growth story. In 2001, we think Open Wave appears to be on track to earn $0.48 per share versus earlier consensus estimates of an $0.08 loss.

Despite this record of consistently excellent revenue growth and increasing profitability, Open Wave stock got clobbered in first half fiscal 2001, declining more than 60%. In essence, a company with strong growth and excellent potential actually underperformed the Nasdaq index, which is dominated by large-cap tech bellwethers, many of which have either reported earnings shortfalls or warned that they will fall short of consensus expectations in the quarters ahead. Go figure.


On March 14 this year, Open Wave stock traded at $30 per share, approximately 8 times revenues, which we think can grow in excess of 75% in 2002. That is at the lower end of the range for software companies with dominant market share. One could argue that at around 60 times 2001 earnings estimates, the stock is still pricey. But, consensus earnings projections peg future earnings growth at 50% annually, and if the company continues to exceed consensus earnings estimates, the growth could be materially higher. So, if consensus earnings projections prove accurate, Open Wave is trading at a P/E divided by forward earnings growth estimate ratio of 1.2. If the company continues to exceed earnings growth estimates, this ratio will be even lower. Although this should not be viewed as a recommendation, we suggest that buying a high quality growth company at around 1 times its projected earnings growth rate is an attractive proposition. Of course, in light of continuing market volatility and economic uncertainty, consensus estimates for future earnings growth could change significantly and may alter our future outlook. As of this writing, we believe that our portfolio holdings represent reasoned and sound investment selections that demonstrate our disciplined growth process.


Of course, not all our Fund companies have such powerful growth dynamics and we owned some companies that fell short of growth expectations. True to our discipline, we sold most of them. However, the majority of our Fund holdings have grown revenues and earnings at an attractive rate that has equaled or exceeded consensus forecasts.

What will it take for investors to reward business success in the technology sector? We think Federal Reserve interest rate cuts will improve consumer and investor confidence. Fed Chairman Greenspan has cited the "wealth effect" (rising equities assets) as a significant contributor to runaway economic growth. We believe he will recognize that the "poverty effect" (eroding equities values) is threatening to hamstring the consumer and restrain a currently weak economy.

Sincerely,


                               /s/ Jennifer Silver
                                 JENNIFER SILVER
                        PORTFOLIO MANAGEMENT TEAM LEADER

ENDNOTES
--------------


          1. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The risks involved in seeking capital appreciation from investments that the funds make are set forth in the prospectus. Due to market volatility, the current performance of any fund may be less than that shown.


          2. AS OF APRIL 2, 2001, THE FUND CHANGED ITS INVESTMENT POLICY TO BECOME "NON-DIVERSIFIED" UNDER THE INVESTMENT COMPANY ACT OF 1940. AS A RESULT, THE FUND CAN INVEST A GREATER PERCENTAGE OF ITS ASSETS IN ANY SINGLE SECURITY. THIS PRACTICE COULD INCREASE THE RISK OF INVESTING IN THE FUND BECAUSE IT MAY OWN FEWER SECURITIES. Prior to November 1, 1991, the investment policies of the fund required that it invest a substantial portion of its assets in the energy field.

          3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less.


          a. Neuberger Berman Management Inc. ("NBMI") previously absorbed certain fees or expenses.

          b.   NBMI currently absorbs certain operating expenses.


          4. These dates reflect when NBMI first became investment adviser to these Funds.

          5. Performance prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency
               Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class. In addition, Neuberger Berman Management caps the Trust Class expenses of all the funds. Absent this arrangement, the returns would be lower. Please see the notes to the financial statements for specific information regarding which funds currently have a portion of their operating expenses absorbed by NBMI.

          6. Performance prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds (prior to August 1996 for Partners Fund; April 1997 for Genesis Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class. In addition, Neuberger Berman Management caps the Advisor Class expenses of all the funds. Absent this arrangement, the returns would be lower. Please see the notes to the financial statements for specific information regarding which funds currently have a portion of their operating expenses absorbed by NBMI.


          7. Please see the "Glossary of Indices" on page 27 for a description of these indices.


          8. Performance prior to July 1999 for the Institutional Class of Genesis Fund is of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class. In addition, Neuberger Berman Management caps the Institutional Class expenses of this fund. Absent this arrangement, the returns would be lower.


          9. The start up of Millennium roughly coincided with a period of accelerated growth in the small-cap growth sector of the stock market, and its investment in IPOs had a significant impact on performance. There can be no assurance that these factors will continue to have a positive effect on the fund. Since the fund was relatively small during much of the period shown, it may have been easier to achieve higher returns than in a larger fund. Because of the fund's aggressive investment approach, its share price is subject to greater volatility than may be found in a more conservative fund; consequently, the fund's current performance may be less than that shown. The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus.

          10. These are cumulative returns since inception and are not annualized. Investments in technology-related stocks carry significant risks. Please see the prospectus, which contains a full discussion of the risks of investing in the fund.

               For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at 800.877.9700.

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

GLOSSARY OF INDICES
-------------------

      S&P 500 INDEX:                   The S&P 500 Index is widely regarded as
                                        the standard for measuring large-cap
                                        U.S. stock markets performance and
                                        includes a representative sample of
                                        leading companies in leading industries.

      RUSSELL 1000
      -REGISTERED TRADEMARK- INDEX:     Measures the performance of the 1,000
                                        largest companies in the Russell 3000
                                        -Registered Trademark- Index (which
                                        measures the performance of the 3,000
                                        largest U.S. companies based on total
                                        market capitalization). The Russell 1000
                                        Index represents approximately 92% of
                                        the total market capitalization of the
                                        Russell 3000 Index.

     RUSSELL 1000
     -REGISTERED TRADEMARK-
     VALUE INDEX:                       Measures the performance of those
                                        Russell 1000 companies with lower
                                        price-to-book ratios and lower
                                        forecasted growth values.

     RUSSELL 1000
     -REGISTERED TRADEMARK-
     GROWTH INDEX:                      Measures the performance of the Russell
                                        1000 -Registered Trademark- companies
                                        with higher price-to-book ratios and
                                        higher forecasted growth values.

     RUSSELL 2000
     -REGISTERED TRADEMARK-
     INDEX: An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000 -Registered Trademark-Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million.

     RUSSELL 2000
     -REGISTERED TRADEMARK-
     GROWTH INDEX:                      Measures the performance of those
                                        Russell 2000 -Registered Trademark-
                                        Index companies with higher
                                        price-to-book ratios and higher
                                        forecasted growth values.

     RUSSELL 2000
     -REGISTERED TRADEMARK-
     VALUE INDEX:                       Measures the performance of those
                                        Russell 2000 -Registered Trademark-
                                        Index companies with lower price-to-book ratios and lower forecasted growth values.

     EAFE -REGISTERED
     TRADEMARK- INDEX:                  Also known as the Morgan Stanley Capital
                                        International Europe, Australasia, Far
                                        East Index. An unmanaged index of over
                                        1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions.

     RUSSELL MIDCAP
     -REGISTERED TRADEMARK-
     GROWTH INDEX:                      An unmanaged index that measures the
                                        performance of those Russell Midcap
                                        -Registered Trademark- Index (the 800
                                        smallest companies in the Russell 1000
                                        Index) companies with higher
                                        price-to-book ratios and higher
                                        forecasted growth values.

    RUSSELL MIDCAP
    -REGISTERED TRADEMARK-
    VALUE INDEX:                        An unmanaged index that measures the
                                        performance of those Russell Midcap
                                        -Registered Trademark- Index (the 800
                                        smallest companies in the Russell 1000
                                        Index) companies with lower
                                        price-to-book ratios and lower
                                        forecasted growth values.

Please note that indices do not take into account any fees and expenses of the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS   Century Fund


TOP TEN EQUITY HOLDINGS

      HOLDING                 %

    1 Pfizer Inc.           3.9

    2 General Electric      3.8

    3 Amgen Inc.            3.3

    4 Microsoft Corp.       2.9

    5 Tyco International    2.9

    6 Target Corp.          2.5

    7 El Paso Corp.         2.5

    8 American
      International
      Group                2.5

    9 Intuit Inc.          2.3

   10 Qwest
      Communications
      International        2.2


NUMBER OF SHARES                              MARKET VALUE(1)
                                              (000's omitted)
COMMON STOCKS (95.6%)

BASIC MATERIALS (1.7%)
      6,100 Kimberly-Clark                        $     436

BUSINESS SERVICES (0.6%)
      6,000 i2 Technologies                             161(2)

CAPITAL EQUIPMENT (6.7%)
     21,300 General Electric                            990
     13,650 Tyco International                          746
                                                 ----------
                                                      1,736

COMMUNICATIONS EQUIPMENT (6.2%)
     23,000 Cisco Systems                               545(2)
      4,700 Comverse Technology                         352(2)
      5,375 Juniper Networks                            347(2)
      9,300 Openwave Systems                            343(2)
                                                 ----------
                                                      1,587

COMPUTER RELATED (4.7%)
      6,000 Brocade Communications Systems              233(2)
      7,200 Electronic Data Systems                     459
     13,100 EMC Corp.                                   521
        482 McDATA Corp.                                  9(2)
                                                 ----------
                                                      1,222

ENERGY (6.6%)
      7,800 Anadarko Petroleum                          488
     12,350 Calpine Corp.                               549(2)
      9,300 El Paso Corp.                               654
                                                 ----------
                                                      1,691

ENERGY SERVICES & EQUIPMENT (1.1%)
      4,600 Schlumberger Ltd.                           293

FINANCIAL SERVICES (12.4%)
      7,900 American International Group                646
     11,000 Citigroup Inc.                              541
      7,900 Freddie Mac                                 520
      3,800 Goldman Sachs                               349
      8,600 J. P. Morgan Chase                          401
      4,400 Marsh & McLennan                            471
      4,600 Merrill Lynch                               276
                                                 ----------
                                                      3,204

FOOD & BEVERAGE (1.5%)
      8,800 Anheuser-Busch                              385

HEALTH CARE (16.4%)
     10,000 Abbott Laboratories                         490
      7,500 American Home Products                      463
     11,900 Amgen Inc.                                  858(2)
      6,200 Applera Corp. -
              Applied Biosystems Group                  428
      6,600 Genentech, Inc.                             346(2)
      4,100 Merck & Co.                                 329
      9,700 Millennium Pharmaceuticals                  327(2)
     22,125 Pfizer Inc.                                 996
                                                 ----------
                                                      4,237

INTERNET (4.9%)
     12,900 AOL Time Warner                             568(2)
     14,600 Intuit Inc.                                 601(2)
      4,300 KPMG Consulting                              99(2)
                                                 ----------
                                                     1,268

MEDIA (4.1%)
      8,814 Clear Channel Communications                504(2)
     11,200 Viacom Inc. Class B                         556(2)
                                                 ----------
                                                      1,060

RETAIL (5.4%)
      6,100 Federated Department Stores                 295(2)
     16,800 Target Corp.                                655
      9,900 Walgreen Co.                                439
                                                 ----------
                                                      1,389

SEMICONDUCTORS (3.3%)
      7,200 Applied Materials                           304(2)
      8,800 Applied Micro Circuits                      235(2)
      8,000 Vitesse Semiconductor                       316(2)
                                                 ----------
                                                       855

SOFTWARE (13.4%)
     13,700 BEA Systems                                 526(2)
      5,700 Check Point Software Technologies           366(2)
     12,700 Microsoft Corp.                             749(2)
     24,600 Oracle Corp.                                467(2)
     15,000 Rational Software                           524(2)
      7,500 Siebel Systems                              287(2)
      8,300 VERITAS Software                            539(2)
                                                 ----------
                                                      3,458

SYSTEMS & COMPONENTS (3.1%)
     15,000 Flextronics International                   397(2)
     13,200 Sanmina Corp.                               394(2)
                                                 ----------
                                                        791

TELECOMMUNICATIONS (3.5%)
     35,200 Metromedia Fiber Network                    334(2)
     15,700 Qwest Communications
              International                             581(2)
                                                 ----------
                                                        915

TOTAL COMMON STOCKS
(COST $28,402)                                       24,688
                                                 ----------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS    Century Fund cont'd


PRINCIPAL AMOUNT                                MARKET VALUE(1)
                                               (000's omitted)
SHORT-TERM INVESTMENTS (5.7%)

$ 343,219   N&B Securities Lending               $      343
                  Quality Fund, LLC
  1,131,285 Neuberger Berman Institutional
                  Cash Fund Trust Class               1,131
                                                 ----------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,474)                                         1,474(3)
                                                 ----------

TOTAL INVESTMENTS (101.3%)
(COST $29,876)                                       26,162(4)
Liabilities, less cash, receivables
 and other assets [(1.3%)]                             (326)
                                                 ----------
TOTAL NET ASSETS (100.0%)                           $25,836
                                                 ----------





See Notes to Schedule of Investments    29

SCHEDULE OF INVESTMENTS   Focus Fund


TOP TEN EQUITY HOLDINGS

      HOLDING                 %

    1 Citigroup Inc.        9.6

    2 J.P. Morgan Chase     7.6

    3 Capital One
      Financial             7.1

    4 Countrywide
      Credit Industries     6.9

    5 Providian
      Financial             6.3

    6 Rational
      Software              5.3

    7 Morgan Stanley
      Dean Witter           5.1

    8 FleetBoston
      Financial             4.9

    9 Jones Apparel
      Group                 4.5

   10 Furniture Brands
      International        4.2


NUMBER OF SHARES                                 MARKET VALUE(1)
                                                (000's omitted)
COMMON STOCKS (99.8%)

FINANCIAL SERVICES (51.5%)
     2,767,500  Capital One Financial           $   152,904
     4,244,500  Citigroup Inc.                      208,745
     3,399,000  Countrywide Credit Industries       150,338
       616,200  Dime Bancorp                         18,424
     2,575,000  FleetBoston Financial               106,219
     3,547,700  J.P. Morgan Chase                   165,536
     1,695,000  Morgan Stanley Dean Witter          110,395
     1,601,000  Nationwide Financial Services        66,282(5)
     2,730,000  Providian Financial                 136,527
                                                 ----------
                                                  1,115,370

HEALTH CARE (4.5%)
       681,600  Health Net                           14,975(2)
       819,600  Wellpoint Health Networks            81,017(2)
                                                 ----------
                                                     95,992

RETAIL (16.7%)
       600,000  American Eagle Outfitters            20,888(2)
     3,720,000  Furniture Brands International       91,326(2)(5)
     2,540,000  Jones Apparel Group                  97,536(2)
       614,800  Neiman Marcus Group Class B          20,596(2)
     1,255,000  Pacific Sunwear of California        41,493(2)
     2,440,000  TJX Cos.                             74,615
     1,010,000  Tommy Hilfiger                       15,352(2)
                                                 ----------
                                                    361,806

TECHNOLOGY (27.1%)
     3,945,000  Amkor Technology                     64,353(2)
     1,445,000  Atmel Corp.                          15,173(2)
     1,165,000  Compaq Computer                      23,533
       940,000  Compuware Corp.                       9,694(2)
     2,375,000  Cypress Semiconductor                46,502(2)
     1,550,000  Dell Computer                        33,906(2)
     2,575,000  Gartner Group Class A                21,888(2)
     1,635,000  International Rectifier              53,955(2)
       180,000  Jabil Circuit                         3,973(2)
     2,423,000  Lattice Semiconductor                44,826(2)
     1,510,000  Microchip Technology                 36,051(2)
     1,628,000  Oracle Corp.                         30,932(2)
     3,305,000  Rational Software                   115,468(2)
       335,000  SERENA Software                       5,716(2)
     2,667,500  Tech Data                            81,525(2)
                                                 ----------
                                                    587,495

TOTAL COMMON STOCKS
(COST $1,326,841)                                 2,160,663
                                                 ----------

PRINCIPAL AMOUNT                                MARKET VALUE(1)
                                               (000's omitted)
SHORT-TERM INVESTMENTS (3.3%)
     $62,396,386  N&B Securities Lending
                  Quality Fund, LLC            $     62,396
       9,620,819  Neuberger Berman
                  Institutional
                  Cash Fund Trust Class               9,621
                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $72,017)                                       72,017(3)
                                                 ----------

TOTAL INVESTMENTS (103.1%)

(COST $1,398,858)                                 2,232,680(4)
Liabilities, less cash, receivables
  and other assets [(3.1%)]                        (66,333)
                                                 ----------
TOTAL NET ASSETS (100.0%)                        $2,166,347
                                                 ----------



See Notes to Schedule of Investments    30

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS   Genesis Fund

TOP TEN EQUITY HOLDINGS

      HOLDING                 %

    1 AptarGroup Inc.       2.7

    2 Alliant
      Techsystems           2.4

    3 National-Oilwell      2.1

    4 Fair, Isaac & Co.     2.1

    5 Wallace Computer
      Services              1.8

    6 DENTSPLY
      International         1.8

    7 M&T Bank              1.8

    8 Zebra
      Technologies          1.7

    9 Electronics for
      Imaging               1.7

   10 Church & Dwight       1.7



NUMBER OF SHARES                                MARKET VALUE(1)
                                               (000's omitted)
COMMON STOCKS (94.2%)

AEROSPACE (1.7%)
   1,528,350  AAR Corp.                        $     20,786(5)
     754,100  Aviall Inc.                             5,580(2)
     248,750  Ducommun Inc.                           3,159(2)
     329,700  Moog, Inc. Class A                     12,281(2)
                                                 ----------
                                                     41,806

AUTOMOTIVE (2.1%)
     789,100  Donaldson Co.                          20,998
     368,200  Gentex Corp.                            9,228(2)
     647,600  Lear Corp.                             20,762(2)
                                                 ----------
                                                     50,988

BANKING & FINANCIAL (9.3%)
     341,000  Astoria Financial                      18,648
   1,497,400  Banknorth Group                        30,229
   1,064,200  Colonial BancGroup                     13,728
     785,600  Cullen/Frost Bankers                   28,172
     631,900  M&T Bank                               43,285
     498,900  New York Community Bancorp             19,551
     532,100  OceanFirst Financial                   11,407
      83,000  Richmond County Financial               2,241
   1,031,975  Sterling Bancshares                    18,511
     372,345  Texas Regional Bancshares              13,288
   1,038,800  Webster Financial                      29,541
                                                 ----------
                                                    228,601

BUILDING, CONSTRUCTION & FURNISHING (1.4%)
     284,800  Lincoln Electric Holdings               5,909
     568,900  Simpson Manufacturing                  28,360(2)
                                                 ----------
                                                     34,269

CONSUMER CYCLICALS (1.6%)
     728,000  Furniture Brands International         17,872(2)
     725,800  Valassis Communications                21,941(2)
                                                 ----------
                                                     39,813

CONSUMER PRODUCTS & SERVICES (4.7%)
   1,101,900  Alberto-Culver Class A                 37,134
   1,875,500  Church & Dwight                        40,999
     426,000  Matthews International                 13,259
   1,510,100  Ruddick Corp.                          19,782
     475,500  The First Years                         4,280
                                                 ----------
                                                    115,454

DEFENSE (4.0%)
     710,250  Alliant Techsystems                    60,194(2)(5)
     714,900  Newport News Shipbuilding              39,069
                                                 ----------
                                                     99,263

ELECTRONICS (3.3%)
   1,009,900  Actel Corp.                            20,450(2)
     370,200  Benchmark Electronics                  10,329(2)
   1,186,100  Dallas Semiconductor                   33,092
     700,200  Lattice Semiconductor                  12,954(2)
     151,800  SCI Systems                             3,107(2)
      63,400  Technitrol, Inc.                        2,210
                                                 ----------
                                                     82,142

ENERGY (4.3%)
     290,000  Apache Corp.                           17,023
     692,300  Cabot Oil & Gas                        18,762
   1,132,800  Cross Timbers Oil                      27,946
     798,290  Swift Energy                           25,705(2)
     884,500  Unit Corp.                             16,142(2)
                                                 ----------
                                                    105,578

FINANCIAL TECHNOLOGY (2.1%)
     838,500  Fair, Isaac & Co.                      51,819(5)

HEALTH CARE (9.9%)
     298,500  Charles River Laboratories
                 International                        7,224(2)
     534,600  Datascope Corp.                        18,544
   1,165,400  DENTSPLY International                 43,848
     100,300  Diagnostic Products                     5,288
   1,105,800  Haemonetics Corp.                      32,046(2)
   1,688,000  Mentor Corp.                           38,929(5)
   1,250,200  Patterson Dental                       39,538(2)
     409,000  Renal Care Group                       10,813(2)
      96,200  STAAR Surgical                            866(2)
     646,800  Trigon Healthcare                      38,931(2)
      95,200  Universal Health Services
                 Class B                              8,544(2)
                                                 ----------
                                                    244,571

INDUSTRIAL & COMMERCIAL PRODUCTS (8.1%)
     768,300  Brady Corp.                            24,816
     867,700  Dionex Corp.                           31,237(2)
     854,600  IDEX Corp.                             27,287
   1,438,600  Kaydon Corp.                           36,526
     760,800  Roper Industries                       29,504
   2,554,200  Wallace Computer Services              45,516(5)
     338,350  Woodhead Industries                     5,964
                                                 ----------
                                                    200,850

INSURANCE (9.8%)
     996,400  Annuity and Life Re                    28,024
     882,500  Aon Corp.                              30,243
     603,600  Brown & Brown                          23,540
     516,046  FBL Financial Group                     7,715
   1,307,400  HCC Insurance Holdings                 30,750
     163,800  MBIA, Inc.                             12,445

SCHEDULE OF INVESTMENTS    Genesis Fund cont'd


NUMBER OF SHARES                                MARKET VALUE(1)
                                               (000's omitted)
   2,176,200  Mutual Risk Management             $   24,700(5)
     650,500  PartnerRe Ltd.                         34,353
     891,500  Scottish Annuity & Life Holdings       14,487(5)
     850,900  W.R. Berkley                           36,323
                                                 ----------
                                                    242,580

INTERMEDIATES (0.8%)
     843,700  Delta & Pine Land                      20,797

LODGING (0.2%)
     441,700  Prime Hospitality                       5,632(2)

MACHINERY & EQUIPMENT (0.5%)
     612,120  Gardner Denver Machinery               11,789(2)

OFFICE EQUIPMENT (1.0%)
   1,002,800  United Stationers                      25,133(2)

OIL SERVICES (8.6%)
     670,400  Cal Dive International                 18,310(2)
     596,600  Friede Goldman Halter                   1,617(2)
   1,118,800  Global Industries                      15,244(2)
     377,400  Nabors Industries                      21,399(2)
   1,432,277  National-Oilwell                       51,848(2)
     803,400  Oceaneering International              16,550(2)
     776,600  Offshore Logistics                     19,027(2)
     500,000  Oil States International                4,535(2)
     752,300  Pride International                    18,657(2)
     115,000  Smith International                     8,694(2)
     596,200  UTI Energy                             21,427(2)
     676,400  Varco International                    15,172(2)
                                                 ----------
                                                    212,480

PACKING & CONTAINERS (2.7%)
   2,321,800  AptarGroup Inc.                        66,636(5)

PUBLISHING & BROADCASTING (1.0%)
     364,100  Houghton Mifflin                       15,467
     232,900  Meredith Corp.                          8,370
                                                 ----------
                                                     23,837

RESTAURANTS (3.0%)
     838,275  Brinker International                  24,779(2)
     592,400  CEC Entertainment                      23,696(2)
     935,900  Outback Steakhouse                     24,895(2)
                                                 ----------
                                                     73,370

RETAILING (3.4%)
   1,405,900  Claire's Stores                        24,491
     648,500  Linens `n Things                       21,952(2)
     279,800  Michaels Stores                         9,163(2)
     256,600  Payless ShoeSource                     19,599(2)
     226,200  Whole Foods Market                      9,755(2)
                                                 ----------
                                                     84,960

TECHNOLOGY (9.6%)
     125,000  Advanced Energy Industries              2,836(2)
     847,500  Analysts International                  5,323
     528,000  Black Box                              21,714(2)
     506,200  CACI International                     13,794(2)
   1,806,000  CIBER, Inc.                            11,902(2)
     645,600  Cognex Corp.                           13,275(2)
     807,900  Davox Corp.                             8,331(2)(5)
   1,705,600  Electronics for Imaging                41,681(2)
     565,000  InterVoice-Brite                        4,802(2)
     978,100  Keane, Inc.                            14,691(2)
     409,000  Kronos Inc.                            13,114(2)
     819,600  META Group                              3,688(2)(5)
     699,800  MICROS Systems                         12,553(2)
     821,900  Power Integrations                     12,996(2)
     474,500  RadiSys Corp.                          10,439(2)
      92,000  SBS Technologies                        2,024(2)
     954,900  Zebra Technologies                     43,030(2)
                                                 ----------
                                                    236,193

TRANSPORTATION (1.0%)
     932,700  EGL, Inc.                              23,201(2)
     213,600  Maritrans Inc.                          1,871
                                                 ----------
                                                     25,072

UTILITIES, ELECTRIC & GAS (0.1%)
      83,500  NUI Corp.                               2,300

TOTAL COMMON STOCKS
(COST $1,821,130)                                 2,325,933
                                                 ----------

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS (7.2%)

$35,291,563N&B Securities Lending
                   Quality Fund, LLC                 35,292
142,008,516Neuberger Berman
                   Institutional Cash Fund
                   Trust Class                      142,008
                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $177,300)                                     177,300(3)
                                                 ----------

TOTAL INVESTMENTS (101.4%)
(COST $1,998,430)                                 2,503,233(4)
Liabilities, less cash, receivables
   and other assets [(1.4%)]                       (34,124)
                                                 ----------
TOTAL NET ASSETS (100.0%)                        $2,469,109
                                                 ----------



See Notes to Schedule of Investments    32

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS  Guardian Fund


TOP TEN EQUITY HOLDINGS
      HOLDING                 %

    1 Wellpoint
      Health Networks       3.9

    2 J.P. Morgan
      Chase                 3.3

    3 Exxon Mobil           3.3

    4 Citigroup Inc.        2.7

    5 American Home
      Products              2.6

    6 Wells Fargo           2.5

    7 Kimberly-Clark        2.3

    8 Chevron Corp.         1.9

    9 Microsoft Corp.       1.9

   10 General Motors
      Class H               1.8



NUMBER OF SHARES                                MARKET VALUE(1)
                                               (000's omitted)
COMMON STOCKS (87.3%)

BASIC MATERIALS (2.6%)
         624,100 Alcoa Inc.                    $     22,318
         437,800 Dow Chemical                        14,364
         746,500 Georgia-Pacific                     22,402
         417,300 Weyerhaeuser Co.                    22,426
                                                 ----------
                                                     81,510

CAPITAL GOODS (2.6%)
         210,900 Emerson Electric                    14,109
         372,400 Minnesota Mining &
                   Manufacturing                     41,988
       1,206,400 SCI Systems                         24,695(2)
                                                 ----------
                                                     80,792

COMMUNICATION SERVICES (7.0%)
       2,023,600 AT&T Corp.                          46,543
       2,005,600 AT&T Wireless Group                 42,137(2)
       1,459,100 McLeodUSA Inc.                      19,151(2)
       1,154,300 NTL Inc.                            30,000(2)
       1,033,600 Verizon Communications              51,163
       1,689,978 WorldCom, Inc.                      28,096(2)
                                                 ----------
                                                    217,090

CONSUMER CYCLICALS (4.8%)
       1,120,900 Carnival Corp.                      37,371
         597,763 Costco Wholesale                    24,956(2)
         971,200 Ford Motor                          27,009
       1,086,700 Gap Inc.                            29,602
         886,800 Lear Corp.                          28,431(2)
                                                 ----------
                                                    147,369

CONSUMER STAPLES (8.6%)
         392,800 Anheuser-Busch                      17,165
         291,976 Clear Channel
                   Communications                    16,687(2)
       1,010,719 Kimberly-Clark                      72,267
       1,637,500 Kroger Co.                          39,693(2)
         607,400 PepsiCo, Inc.                       27,989
       1,101,000 Philip Morris                       53,046
          45,500 Safeway Inc.                         2,471(2)
         240,000 Tricon Global Restaurants            9,240(2)
         525,600 Viacom Inc. Class B                 26,122(2)
                                                 ----------
                                                    264,680

ENERGY (11.6%)
         476,900 Amerada Hess                        34,337
         291,300 Anadarko Petroleum                  18,206
         632,100 Burlington Resources                28,406
         696,300 Chevron Corp.                       59,645
         336,900 Cooper Cameron                      20,140(2)
         762,500 Diamond Offshore Drilling           31,949
       1,252,546 Exxon Mobil                        101,519
         679,850 Royal Dutch Petroleum -
                   NY Shares                         39,656
         558,100 Transocean Sedco Forex              26,861
                                                 ----------
                                                    360,719

FINANCIAL SERVICES (20.6%)
         202,300 Ambac Financial Group               11,410
         642,900 Bank of America                     32,113
         427,800 Capital One Financial               23,636
       1,700,964 Citigroup Inc.                      83,653
         751,500 First Union Corp.                   24,326
         360,900 Freddie Mac                         23,765
         399,900 Goldman Sachs                       36,691
         697,900 Household International             40,422
       2,218,500 J.P. Morgan Chase                  103,515
         162,600 MBIA, Inc.                          12,354
         634,900 MetLife, Inc.                       19,587
         297,900 MGIC Investment                     17,263
         804,000 Morgan Stanley Dean Witter          52,365
         591,600 Providian Financial                 29,586
         695,300 USA Education                       50,430
       1,565,200 Wells Fargo                         77,697
                                                 ----------
                                                    638,813

HEALTH CARE (12.3%)
         670,500 Abbott Laboratories                 32,848
       1,297,900 American Home Products              80,171
       1,066,000 Becton, Dickinson                   38,355
         691,300 Bristol-Myers Squibb                43,835
         318,600 Pharmacia Corp.                     16,472
       1,195,995 Schering-Plough                     48,139
       1,222,600 Wellpoint Health Networks          120,854(2)
                                                 ----------
                                                    380,674

TECHNOLOGY (13.5%)
       2,682,900 Compaq Computer                     54,194
         325,500 Computer Sciences                   19,436(2)
         265,300 First Data                          16,385
       2,413,400 General Motors Class H              54,712(2)
         484,400 IBM                                 48,391
         741,400 Intel Corp.                         21,176
         964,900 Lexmark International Group         50,175(2)
         810,000 Micron Technology                   27,718(2)
         978,800 Microsoft Corp.                     57,749(2)
       2,108,300 Motorola, Inc.                      31,983
         581,600 Rational Software                   20,320(2)(6)
         362,800 Sun Microsystems                     7,211(2)
         283,000 Texas Instruments                    8,363
                                                 ----------
                                                    417,813

SCHEDULE OF INVESTMENTS  Guardian Fund cont'd


NUMBER OF SHARES                                MARKET VALUE(1)
                                               (000's omitted)
UTILITIES (3.7%)
         583,800 Cinergy Corp.                   $   19,049
         649,200 Mirant Corp.                        16,230(2)
       1,166,900 Southern Co.                        36,116
       1,054,500 The Williams Cos.                   43,973
                                                 ----------
                                                    115,368

TOTAL COMMON STOCKS

(COST $2,415,680)                                 2,704,828
                                                 ----------

PREFERRED STOCKS (2.3%)
       2,276,900 News Corp. ADR
                 (COST $64,384)                      72,792
                                                 ----------

PRINCIPAL AMOUNT

U.S. GOVERNMENT AGENCY SECURITIES (1.1%)
$  5,000,000Freddie Mac, Discount Notes,
                   6.09%, due 3/15/01                 4,988
      24,000,000 Fannie Mae, Discount Notes,
                   6.388%, due 3/26/01               23,897
       4,500,000 Fannie Mae, Discount Notes,
                   5.51%, due 3/29/01                 4,481
                                                 ----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(COST $33,366)                                       33,366(3)
                                                 ----------

SHORT-TERM INVESTMENTS (11.9%)
      76,734,226 N&B Securities Lending
                   Quality Fund, LLC                 76,734
     290,573,979 Neuberger Berman
                   Institutional Cash
                   Fund Trust Class                 290,574
                                                 ----------
TOTAL SHORT-TERM INVESTMENTS
(COST $367,308)                                     367,308(3)
                                                ----------
TOTAL INVESTMENTS (102.6%)

(COST $2,880,738)                                 3,178,294(4)
Liabilities, less cash, receivables
  and other assets [(2.6%)]                         (79,678)
                                                 ----------
TOTAL NET ASSETS (100.0%)                        $3,098,616
                                                 ----------


See Notes to Schedule of Investments      34

                                   NEUBERGER BERMAN FEBRUARY 28, 2001(UNAUDITED)

SCHEDULE OF INVESTMENTS  International Fund


TOP TEN EQUITY HOLDINGS

      HOLDING                            COUNTRY                         INDUSTRY                                %
    1 ProSieben Media, Germany           Germany                         Media                                 3.1

    2 Datacraft Asia                     Singapore                       Technology-Hardware                   2.9

    3 Takeda Chemical Industries         Japan                           Pharmaceutical                        2.9

    4 Bank of Ireland                    Ireland                         Banking & Financial                   2.4

    5 Petro-Canada                       Canada                          Energy                                2.0

    6 Diageo PLC                         United Kingdom                  Beverages                             1.9

    7 Disetronic Holding                 Switzerland                     Health Products & Services            1.9

    8 Novartis AG ADR                    Switzerland                     Pharmaceutical                        1.9

    9 BAA PLC                            United Kingdom                  Transportation                        1.8

   10 Vodafone Group                     United Kingdom                  Telecommunications-Wireless            1.8



NUMBER OF SHARES                               MARKET VALUE(1)
                                               (000's omitted)
COMMON STOCKS (86.8%)

AUSTRALIA (1.5%)
        86,950 Australia & New Zealand
                  Banking Group                  $      706
     1,942,470 M.I.M. Holdings                        1,172
                                                 ----------
                                                      1,878

BELGIUM (1.1%)
        31,650 Interbrew                                883(2)
        43,440 Telindus Group                           480
                                                 ----------
                                                      1,363

CANADA (2.5%)
        34,560 Nortel Networks                          639
       105,570 Petro-Canada                           2,485
                                                 ----------
                                                      3,124

DENMARK (2.5%)
         4,230 Novo Nordisk, B Shares                   833
         4,230 Novozymes AS, B Shares                    93
        26,960 Vestas Wind Systems                    1,321
        17,895 William Demant                           861
                                                 ----------
                                                      3,108
FINLAND (2.5%)
       132,500 Eimo Oyj                                 283
        58,800 Nokia Oyj ADR                          1,293(2)
        63,470 Perlos Oyj                               643
        32,955 Vaisala Oyj, A Shares                    842
                                                 ----------
                                                       3,061

FRANCE (7.6%)
        66,085 CNP Assurances                         2,130
        12,170 Coflexip SA ADR                          875
        40,800 GrandVision SA                           821
        13,505 Sanofi-Synthelabo                        733
         8,130 Sodexho Alliance                       1,549
        26,070 Total Fina Elf ADR                     1,838
        22,814 Vivendi Universal                      1,441
                                                 ----------
                                                      9,387

GERMANY (3.1%)
         6,600 Altana AG                                969
         7,690 AMB Aachener &
                  Muenchener Beteiligungs               837
         8,465 DePfa Bank                               643
        21,700 Techem AG                                659(2)
        20,210 Wedeco AG Water Technology               686(2)
                                                 ----------
                                                      3,794

SCHEDULE OF INVESTMENTS  International Fund cont'd


NUMBER OF SHARES                               MARKET VALUE(1)
                                              (000's omitted)
HONG KONG (2.4%)
       167,000 Cheung Kong                       $    2,023
       272,000 Wing Hang Bank                           996
                                                 ----------
                                                      3,019

IRELAND (4.0%)
       534,340 Anglo Irish Bank                       1,943
       316,405 Bank of Ireland                        3,023
                                                 ----------
                                                      4,966

ISRAEL (0.0%)
         1,110 Bank Hapoalim                              3

ITALY (3.4%)
       157,000 Alleanza Assicurazioni                 1,391
       340,100 ENI SpA                                2,210
        90,000 TIM SpA                                  595
                                                 ----------
                                                      4,196

JAPAN (18.6%)
        14,500 Aiful Corp.                            1,129
       120,000 Bank of Tokyo-Mitsubishi               1,188
        71,100 Daito Trust Construction               1,294
        10,500 Drake Beam Morin-Japan                   586
        12,750 Kyocera Corp. ADR                      1,153
        23,800 Matsumotokiyoshi Co.                     814
       151,000 Mitsui Fudosan                         1,458
        40,000 Nippon Electric Glass                    636
            75 NTT Corp.                                491
            38 NTT DoCoMo                               658
        20,000 Shin-Etsu Chemical                       708
         8,400 Shohkoh Fund & Co.                       967
        25,600 Sony Corp.                             1,844
       155,000 Sumitomo Bakelite                      1,242
        75,000 Takeda Chemical Industries             3,549
        16,000 Tokyo Denpa                              370
       362,000 Tokyu Corp.                            1,688
        28,400 Uni-Charm Corp.                        1,210
        54,000 Yamanouchi Pharmaceutical              2,021
                                                 ----------
                                                     23,006

NETHERLANDS (3.3%)
         8,540 ING Groep                                590
        17,165 Philips Electronics                      565
        17,840 Royal Dutch Petroleum -
                  NY Shares                           1,040
        79,900 Wolters Kluwer                         1,919
                                                 ----------
                                                      4,114

NORWAY (1.7%)
       127,585 Den Norske Bank                          649
        47,810 Gjensidige NOR Sparebank               1,446
                                                 ----------
                                                      2,095

SINGAPORE (4.7%)
       635,304 Datacraft Asia                         3,653
       139,000 United Overseas Bank                   1,100
       134,000 Venture Manufacturing                  1,037
                                                 ----------
                                                      5,790

SPAIN (3.8%)
        60,625 Banco Popular Espanol                  2,149
        52,900 Grupo Dragados                           691
        35,626 Telefonica SA ADR                      1,808
                                                 ----------
                                                      4,648

SWEDEN (2.2%)
        52,905 LGP Telecom Holding                      824
        60,100 SKF AB, B Shares                       1,040
        47,800 Svenska Handelsbanken,
                  A Shares                              802
                                                 ----------
                                                      2,666

SWITZERLAND (8.5%)
         3,656 Disetronic Holding                     2,414
           262 Julius Baer Holding, B Shares          1,133
         1,942 Kudelski SA                            1,831(2)
        55,190 Novartis AG ADR                        2,355
           515 Phonak Holding                         1,694
         5,977 Syngenta AG ADR                           69(2)
           450 Vontobel Holding, B Shares             1,076
                                                 ----------
                                                     10,572

UNITED KINGDOM (13.4%)
       240,965 BAA PLC                                2,279
       199,096 BP Amoco                               1,647
        16,810 Cable & Wireless ADR                     558
       238,000 Diageo PLC                             2,414
        71,345 GlaxoSmithKline PLC                    1,962(2)
       725,200 Invensys PLC                           1,625
       141,450 Lloyds TSB Group                       1,340
        45,680 Prudential PLC                           626
       830,164 Vodafone Group                         2,250
       165,120 WPP Group                              1,936
                                                 ----------
                                                     16,637

TOTAL COMMON STOCKS
(COST $105,006)                                     107,427
                                                 ----------

PREFERRED STOCKS (3.1%)
       145,155 ProSieben Media, Germany
               (COST $3,007)                          3,875
                                                 ----------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS  International Fund cont'd


PRINCIPAL AMOUNT                                MARKET VALUE(1)
                                               (000's omitted)
SHORT-TERM INVESTMENTS (13.2%)
    $3,933,602 N&B Securities Lending
                  Quality Fund, LLC              $    3,934
    12,407,003 Neuberger Berman Institutional
                  Cash Fund Trust Class              12,407
                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $16,341)                                       16,341(3)
                                                 ----------
PRINCIPAL AMOUNT                                MARKET VALUE(1)
                                               (000's omitted)
TOTAL INVESTMENTS (103.1%)
(COST $124,354)                                    $127,643(4)
Liabilities, less cash, receivables
    and other assets [(3.1%)]                        (3,778)
                                                 ----------
TOTAL NET ASSETS (100.0%)                        $  123,865
                                                 ----------


SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY       International Fund

                                                   MARKET VALUE(1)             PERCENTAGE OF
INDUSTRY                                           (000'S OMITTED)               NET ASSETS
OTHER ASSETS--NET                                       $ 12,563                    10.1%
PHARMACEUTICAL                                            12,422                    10.0%
ENERGY                                                    10,096                     8.2%
TECHNOLOGY--HARDWARE                                       9,525                     7.7%
BANKING & FINANCIAL                                        8,413                     6.8%
BANKING                                                    7,574                     6.1%
MEDIA                                                      5,810                     4.7%
INSURANCE                                                  5,575                     4.5%
CAPITAL GOODS                                              5,503                     4.4%
HEALTH PRODUCTS & SERVICES                                 4,969                     4.0%
FINANCE                                                    4,304                     3.5%
CONSUMER DURABLES                                          4,240                     3.4%
TRANSPORTATION                                             3,967                     3.2%
TELECOMMUNICATIONS--WIRELESS                               3,503                     2.8%
REAL ESTATE                                                3,482                     2.8%
BEVERAGES                                                  3,297                     2.7%
BASIC MATERIALS                                            3,285                     2.7%
TELECOMMUNICATIONS                                         2,857                     2.3%
CONSUMER PRODUCTS & SERVICES                               2,031                     1.6%
PUBLISHING & BROADCASTING                                  1,919                     1.5%
MACHINERY & EQUIPMENT                                      1,625                     1.3%
RESTAURANTS                                                1,549                     1.3%
MEDIA & ENTERTAINMENT                                      1,440                     1.2%
FOOD & DRUG STORES                                           814                     0.7%
BUILDING, CONSTRUCTION & FURNISHING                          691                     0.6%
WATER & SEWER                                                686                     0.6%
UTILITIES                                                    659                     0.5%
COMMERCIAL SERVICES                                          586                     0.5%
TECHNOLOGY--SOFTWARE                                         480                     0.4%
                                                        --------                  ------
TOTAL NET ASSETS                                        $123,865                   100.0%
                                                        --------                  ------


See Notes to Schedule of Investments   37

SCHEDULE OF INVESTMENTS  Manhattan Fund


TOP TEN EQUITY HOLDINGS

      HOLDING                 %

    1 Intuit Inc.           2.5

    2 Forest Laboratories   2.3

    3 Calpine Corp.         2.1

    4 Rowan Cos.            2.0

    5 Concord EFS           2.0

    6 Westwood One          2.0

    7 Rational Software     1.9

    8 Providian
      Financial             1.8

    9 Applera Corp. -
      Applied
      Biosystems Group      1.8

   10 Waters Corp.          1.8



NUMBER OF SHARES                                MARKET VALUE(1)
                                               (000's omitted)
COMMON STOCKS (95.9%)

BUSINESS SERVICES - IT BUSINESS SERVICES (7.5%)
    125,600 Acxiom Corp.                         $    3,501(2)
    115,100 Amdocs Ltd.                               7,483(2)
    308,500 Concord EFS                              14,268(2)
    128,900 CSG Systems International                 4,858(2)
     89,000 Macrovision Corp.                         3,566(2)
     62,200 SEI Investments                           5,315
    142,300 SunGard Data Systems                      7,926(2)
    130,400 TMP Worldwide                             6,821
                                                 ----------
                                                     53,738

COMMUNICATIONS EQUIPMENT (3.4%)
    213,600 Brocade Communications Systems            8,290(2)
    282,600 Openwave Systems                         10,412(2)
    187,300 Redback Networks                          5,780(2)
                                                 ----------
                                                     24,482

COMMUNICATION SERVICES (2.6%)
     83,500 Digex, Inc.                               1,508(2)
    747,200 McLeodUSA Inc.                            9,807(2)
    382,100 Metromedia Fiber Network                  3,630(2)
    319,800 WinStar Communications                    4,038(2)
                                                 ----------
                                                     18,983

COMPUTER RELATED (2.6%)
    458,500 Palm, Inc.                                7,966(2)
    228,500 Symbol Technologies                      10,591
                                                 ----------
                                                     18,557

CONSUMER CYCLICAL - LEISURE & CONSUMER
SERVICE (3.0%)

    145,950 Apollo Group                              5,126(2)
    124,800 Four Seasons Hotels                       6,490
    227,800 Harley-Davidson                           9,875
                                                 ----------
                                                    21,491

ELECTRICAL (0.6%)
    226,200 Power-One                                 4,015(2)

ENERGY (11.3%)
    200,856 Anadarko Petroleum                       12,553
    342,900 Calpine Corp.                            15,256(2)
    173,700 Capstone Turbine                          4,277(2)
    189,500 Dynegy Inc.                               8,907
    365,500 Orion Power Holdings                      9,119(2)
    502,200 Rowan Cos.                               14,338(2)
    182,500 Talisman Energy                           6,585(2)
    190,300 Weatherford International                 9,901
                                                 ----------
                                                     80,936

FINANCE (5.6%)
    160,700 Affiliated Managers Group                 8,276(2)
    113,600 Capital One Financial                     6,276
    117,900 Countrywide Credit Industries             5,215
    145,300 Legg Mason                                6,951
    263,600 Providian Financial                      13,183
                                                 ----------
                                                    39,901

FOOD & BEVERAGE (0.5%)
     88,200 Pepsi Bottling Group                      3,559

HEALTH CARE (22.0%)
    234,000 ALZA Corp.                                9,255(2)
    186,600 Applera Corp. -
              Applied Biosystems
              Group                                  12,894
    275,300 Celgene Corp.                             7,192(2)
    117,800 Express Scripts                          10,565(2)
    238,200 Forest Laboratories                      16,562(2)
     70,900 Genzyme Corp.                             6,235(2)
    564,500 HEALTHSOUTH Corp.                         8,987(2)
    134,800 Human Genome Sciences                     7,406(2)
    226,500 IDEC Pharmaceuticals                     12,769(2)
    252,000 ImClone Systems                           8,915(2)
    254,500 IMS Health                                6,846
    259,500 IVAX Corp.                                9,731(2)
     42,000 Laboratory Corporation
              of America Holdings                     6,741(2)
    223,000 MedImmune, Inc.                           9,742(2)
    267,600 Millennium Pharmaceuticals                9,031(2)
    103,600 Oxford Health Plans                       3,425(2)
    106,800 Quest Diagnostics                        11,257(2)
                                                 ----------
                                                    157,553

INSTRUMENTS (4.4%)
    372,500 Tektronix, Inc.                           9,197
    344,200 Thermo Electron                           9,603(2)
    194,300 Waters Corp.                             12,797(2)
                                                 ----------
                                                     31,597

INSURANCE (2.3%)
    218,300 Ace, Ltd.                                 7,990
    114,000 XL Capital                                8,665
                                                 ----------
                                                     16,655

INTERNET (3.3%)
    329,200 Commerce One                              5,740(2)
    442,300 Intuit Inc.                              18,190(2)
                                                 ----------
                                                     23,930

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS  Manhattan Fund cont'd

NUMBER OF SHARES                                MARKET VALUE(1)
                                               (000's omitted)
MEDIA (5.5%)
    517,500 Charter Communications                $  11,062(2)
    304,281 NTL Inc.                                  7,908(2)
    199,800 Univision Communications                  6,593(2)
    653,300 Westwood One                             14,072(2)
                                                 ----------
                                                     39,635

OIL & GAS (0.5%)
    162,300 Cross Timbers Oil                         4,004

RETAIL (4.8%)
    260,800 Abercrombie & Fitch                       7,396(2)
    164,600 RadioShack Corp.                          7,045
    104,800 Starbucks Corp.                           4,991(2)
    137,700 Talbots, Inc.                             6,998
    333,000 Toys "R" Us                               8,192(2)
                                                 ----------
                                                     34,622

SEMICONDUCTORS (6.3%)
    223,300 Applied Micro Circuits                    5,973(2)
    585,800 Intersil Holding                         10,837(2)
    129,900 KLA-Tencor                                4,644(2)
    206,400 Novellus Systems                          7,972(2)
    282,400 TranSwitch Corp.                          5,666(2)
     50,500 TriQuint Semiconductor                      919(2)
    235,300 Vitesse Semiconductor                     9,280(2)
                                                 ----------
                                                     45,291

SOFTWARE (6.6%)
    154,400 BEA Systems                               5,925(2)
    363,800 Interwoven, Inc.                          6,025(2)
    173,800 Mercury Interactive                      10,939(2)
    191,700 Micromuse Inc.                            7,872(2)
    394,700 Rational Software                        13,790(2)
    197,700 TIBCO Software                            2,669(2)
                                                 ----------
                                                     47,220

SYSTEMS (2.4%)
    234,500 Flextronics International                 6,214(2)
    362,600 Sanmina Corp.                            10,810(2)
                                                 ----------
                                                     17,024

TECHNOLOGY (0.3%)
     92,700 KPMG Consulting                           2,138(2)

TELECOMMUNICATIONS (0.4%)
    107,600 Sonus Networks                            3,006(2)

TOTAL COMMON STOCKS
(COST $738,009)                                     688,337
                                                 ----------
PRINCIPAL AMOUNT                               MARKET VALUE (1)
                                              (000's omitted)
SHORT-TERM INVESTMENTS (16.2%)
     $87,203,036  N&B Securities Lending
                    Quality Fund, LLC             $  87,203
      28,802,047  Neuberger Berman
                    Institutional Cash Fund
                    Trust Class                      28,802
                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $116,005)                                     116,005(3)
                                                 ----------

TOTAL INVESTMENTS (112.1%)
(COST $854,014)                                     804,342(4)
                                                 ----------
Liabilities, less cash, receivables
and other assets [(12.1%)]                          (86,919)
                                                 ----------
TOTAL NET ASSETS (100.0%)                        $  717,423
                                                 ----------



See Notes to Schedule of Investments   39

SCHEDULE OF INVESTMENTS  Millennium Fund


TOP TEN EQUITY HOLDINGS

      HOLDING                 %

    1 AirGate PCS           3.4

    2 Artisan
      Components            2.8

    3 Corinthian
      Colleges              2.6

    4 Noven
      Pharmaceuticals       2.3

    5 PolyMedica Corp.      2.3

    6 Vital Signs           2.2

    7 Crown Media
      Holdings              2.1

    8 Orion Power
      Holdings              2.1

    9 IONA Technologies
      ADR                   2.0

   10 Iron Mountain         2.0


NNUMBER OF SHARES                                  MARKET VALUE(1)
                                                  (000's omitted)
COMMON STOCKS (98.0%)

BUSINESS SERVICES (18.7%)
         71,400  Cal Dive International           $   1,950(2)
        151,700  Coinstar, Inc.                       2,532(2)
         95,800  Corinthian Colleges                  3,772(2)
         34,100  Corporate Executive Board            1,219(2)
        161,800  Crown Media Holdings                 3,125(2)
         42,600  Extended Stay America                  630(2)
         61,700  Forrester Research                   2,410(2)
         41,000  Forward Air                          1,514(2)
         87,000  InterCept Group                      2,360(2)
         73,450  Iron Mountain                        2,865(2)
         60,900  MemberWorks Inc.                     1,576(2)
         56,100  National-Oilwell                     2,031(2)
         33,000  Veeco Instruments                    1,244(2)
                                                 ----------
                                                     27,228

CONSUMER CYCLICAL - CONSUMER MEDIA (0.9%)
     82,600 Oakley, Inc.                              1,388(2)

ENERGY (6.7%)
         42,600  Hanover Compressor                   1,597(2)
        124,600  Orion Power Holdings                 3,109(2)
         48,400  Patterson Energy                     1,706(2)
         89,800  Power-One                            1,594(2)
         46,600  Spinnaker Exploration                1,771(2)
                                                 ----------
                                                      9,777

FINANCIAL SERVICES (9.0%)
         52,600  Affiliated Managers Group            2,709(2)
         76,800  Arthur J. Gallagher                  1,961
        145,500  Boston Private Financial
                   Holdings                           2,464
         47,600  Fidelity National Financial          1,474
         66,700  Greater Bay Bancorp                  2,226
         95,200  HCC Insurance Holdings               2,239
                                                 ----------
                                                     13,073

HEALTH CARE (27.5%)
         22,700  Aviron                                 952(2)
         60,200  Cell Therapeutics                    1,433(2)
         49,200  Cephalon, Inc.                       2,709(2)
        114,200  Charles River Laboratories
                   International                      2,764(2)
         12,200  CIMA Labs                              714(2)
         49,100  Cubist Pharmaceuticals               1,461(2)
         51,000  CV Therapeutics                      1,823(2)
         72,400  DIANON Systems                       2,462(2)
         41,000  Enzon, Inc.                          2,606(2)
         45,300  Health Net                             995(2)
         22,700  IMPATH Inc.                          1,134(2)
        316,300  InKine Pharmaceutical                2,155(2)
         28,620  Kendle International                   385(2)
        105,000  Noven Pharmaceuticals                3,412(2)
         73,800  Novoste Corp.                        2,472(2)
         35,000  OSI Pharmaceuticals                  1,527(2)
         51,900  Pharmacyclics, Inc.                  1,985(2)
         55,990  Physiometrix, Inc.                     490(2)
         88,000  PolyMedica Corp.                     3,410(2)
         77,000  PRAECIS Pharmaceuticals              2,122(2)
         80,100  Vital Signs                          3,136
                                                 ----------
                                                     40,147

HEALTH PRODUCTS & SERVICES (3.1%)
         30,700  COR Therapeutics                     1,055(2)
         69,500  Orthodontic Centers of America       1,633(2)
         38,400  Urologix, Inc.                         701(2)
         28,300  Zoll Medical                         1,191(2)
                                                 ----------
                                                      4,580

INTERNET (3.8%)
        111,600  I-many, Inc.                         2,009(2)
         76,100  Interwoven, Inc.                     1,260(2)
         91,300  IntraNet Solutions                   2,340(2)
                                                 ----------
                                                      5,609

RETAIL (7.6%)
         36,000  California Pizza Kitchen             1,035(2)
         94,100  Christopher & Banks                  2,488(2)
         69,200  Factory 2-U Stores                   2,634(2)
         74,800  Grant Prideco                        1,366(2)
        143,800  Gymboree Corp.                       1,690(2)
        102,600  J. Jill Group                        1,859(2)
                                                 ----------
                                                     11,072

SOFTWARE (2.9%)
        160,800  Actuate Corp.                        1,950(2)
         69,000  E.piphany                            1,160(2)
         63,100  OPNET Technologies                   1,104(2)
                                                 ----------
                                                      4,214

TECHNOLOGY (1.2%)
    170,100 Informax, Inc.                            1,701(2)

TECHNOLOGY - HARDWARE (2.3%)
        100,800  Microtune, Inc.                        989(2)
        120,600  Sorrento Networks                    1,568(2)
         48,600  Virage Logic                           735(2)
                                                 ----------
                                                      3,292

TECHNOLOGY - SEMICONDUCTOR (4.6%)
        424,000  Artisan Components                   4,028(2)
         39,000  Brooks Automation                    1,345(2)
         20,200  DuPont Photomasks                    1,332(2)
                                                 ----------
                                                      6,705

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS  Millennium Fund cont'd

NNUMBER OF SHARES                                  MARKET VALUE(1)
                                                  (000's omitted)
TECHNOLOGY - SOFTWARE (2.4%)
         63,600  IONA Technologies ADR           $    2,989(2)
         22,700  Moldflow Corp.                         505(2)
                                                 ----------
                                                      3,494

TELECOMMUNICATIONS (7.3%)
        113,900  AirGate PCS                          5,026(2)
        255,025  MCK Communications                     869(2)
        259,000  SMTC Corp.                           1,667(2)
        227,900  UbiquiTel Inc.                       1,538(2)
        197,900  US Unwired                           1,559(2)
                                                 ----------
                                                     10,659

TOTAL COMMON STOCKS
(COST $158,582)                                     142,939
                                                 ----------

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS (26.7%)
    $32,138,733  N&B Securities Lending
                   Quality Fund, LLC                 32,139
      6,732,721  Neuberger Berman
                   Institutional Cash

                   Fund Trust Class                   6,733
                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $38,872)                                       38,872(3)
                                                 ----------

TOTAL INVESTMENTS (124.7%)
(COST $197,454)                                     181,811(4)
Liabilities, less cash, receivables
and other assets [(24.7%)]                          (35,991)
                                                 ----------
TOTAL NET ASSETS (100.0%)                          $145,820
                                                 ----------



See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS  Partners Fund


TOP TEN EQUITY HOLDINGS

      HOLDING                 %

    1 Kroger Co.            3.5

    2 Lexmark
      International
      Group                 3.4

    3 Citigroup Inc.        2.7

    4 Carnival Corp.        2.4

    5 Berkshire
      Hathaway
      Class B               2.4

    6 IBM                   2.3

    7 Computer
      Sciences              2.2

    8 J.P. Morgan
      Chase                 2.2

    9 American Home
      Products              2.1

   10 Merck & Co.           2.1



NNUMBER OF SHARES                            MARKET VALUE(1)
                                            (000's omitted)
COMMON STOCKS (97.9%)

BASIC MATERIALS (3.9%)
       1,331,500 Alcoa Inc.                    $     47,614
         615,000 Monsanto Co.                        19,680
         656,300 Praxair, Inc.                       29,271
                                                 ----------
                                                     96,565

CAPITAL GOODS (4.5%)
         464,500 General Dynamics                    31,670
         354,500 Millipore Corp.                     18,611
         501,300 Parker-Hannifin                     21,571
         982,200 SCI Systems                         20,106(2)
         382,400 Textron, Inc.                       20,259
                                                 ----------
                                                    112,217

COMMUNICATION SERVICES (3.8%)
       1,207,400 AT&T Corp.                          27,770
         423,400 Level 3 Communications              10,717(2)
       1,108,600 Nextel Communications               26,676(2)
         387,482 Verizon Communications              19,180
         738,100 WinStar Communications               9,319(2)
                                                 ----------
                                                     93,662

CONSUMER CYCLICALS (9.4%)
         872,700 Best Buy                            35,746(2)
       1,809,600 Carnival Corp.                      60,332
         761,500 Costco Wholesale                    31,793(2)
         350,200 Gannett Co.                         23,162
       1,069,500 Lear Corp.                          34,288(2)
       2,112,400 Masco Corp.                         49,367
                                                 ----------
                                                    234,688

CONSUMER STAPLES (14.8%)
         761,400 Albertson's Inc.                    22,119
         922,300 Anheuser-Busch                      40,304
       2,282,400 AT&T Corp.-Liberty Media
                   Group Class A                     33,551(2)
         738,300 Gillette Co.                        24,002
         631,700 Kimberly-Clark                      45,167
       3,597,200 Kroger Co.                          87,196(2)
         545,800 McDonald's Corp.                    16,047
         317,600 Procter & Gamble                    22,391
       1,105,500 Tricon Global Restaurants           42,562(2)
       1,186,500 Walt Disney                         36,722
                                                 ----------
                                                    370,061

ENERGY (5.5%)
         370,000 Chevron Corp.                       31,694
         264,600 Cooper Cameron                      15,818(2)
         587,400 Exxon Mobil                         47,609
         722,400 Halliburton Co.                     28,766
         285,800 Transocean Sedco Forex              13,755
                                                 ----------
                                                    137,642

FINANCIAL SERVICES (26.3%)
         450,600 American International
                   Group                             36,859
       1,167,900 Aon Corp.                           40,024
         970,900 Bank of New York                    50,273
          25,300 Berkshire Hathaway
                   Class B                           59,177(2)
         432,200 CIGNA Corp.                         47,400
       1,394,400 Citigroup Inc.                      68,577
         656,900 Equity Office
                   Properties Trust                  18,932
         491,200 FleetBoston Financial               20,262
         667,500 Freddie Mac                         43,955
       1,149,850 J.P. Morgan Chase                   53,652
         851,000 KPMG Consulting                     19,626(2)
         679,600 Morgan Stanley
                   Dean Witter                       44,262
         836,700 Providian Financial                 41,843
         360,900 USA Education                       26,176
         968,500 Wells Fargo                         48,076
         493,259 XL Capital                          37,493
                                                 ----------
                                                    656,587

HEALTH CARE (9.6%)
         865,000 American Home Products              53,431
       2,995,900 Boston Scientific                   49,403(2)
         404,700 Bristol-Myers Squibb                25,662
         350,100 Johnson & Johnson                   34,075
         654,900 Merck & Co.                         52,523
         605,100 Schering-Plough                     24,355
                                                 ----------
                                                    239,449

OIL & GAS (0.6%)
         242,900 Schlumberger Ltd.                   15,485

TECHNOLOGY (16.2%)
         780,500 BMC Software                        23,512(2)
       1,488,900 Cadence Design Systems              37,744(2)
         841,500 Computer Associates                 26,246
         937,100 Computer Sciences                   55,954(2)
       1,521,900 Compuware Corp.                     15,695(2)
         751,500 First Data                          46,413
       1,938,800 General Motors Class H              43,953(2)
         579,900 IBM                                 57,932
       1,607,400 Lexmark International
                   Group                             83,585(2)
         355,100 Micron Technology                   12,151(2)
                                                 ----------
                                                    403,185

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS  Partners Fund cont'd

NNUMBER OF SHARES                                  MARKET VALUE(1)
                                                  (000's omitted)
UTILITIES (3.3%)
         476,200 Exelon Corp.                  $     31,129
         325,200 Southern Co.                        10,065
         982,500 The Williams Cos.                   40,970
                                                 ----------
                                                     82,164

TOTAL COMMON STOCKS
(COST $2,156,078)                                 2,441,705
                                                 ----------

PREFERRED STOCKS (1.1%)
         883,500 News Corp. ADR
                 (COST $22,726)                      28,245
                                                 ----------

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS (3.1%)
     $52,974,788 N&B Securities Lending
                   Quality Fund, LLC                 52,975
      24,221,039 Neuberger Berman
                   Institutional Cash Fund
                   Trust Class                       24,221
                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $77,196)                                       77,196(3)
                                                 ----------

TOTAL INVESTMENTS (102.1%)
(COST $2,256,000)                                 2,547,146(4)
Liabilities, less cash, receivables
and other assets [(2.1%)]                           (52,629)
                                                 ----------
TOTAL NET ASSETS (100.0%)                        $2,494,517
                                                 ==========




See Notes to Schedule of Investments   43

SCHEDULE OF INVESTMENTS  Regency Fund


TOP TEN EQUITY HOLDINGS

      HOLDING                 %

    1 Waste
      Management            2.3

    2 Arrow Electronics     2.3

    3 Omnicare, Inc.        2.1

    4 Lear Corp.            2.0

    5 Cendant Corp.         2.0

    6 Loews Corp.           2.0

    7 Knight Ridder         1.8

    8 XL Capital            1.8

    9 S & P Mid-Cap
      400 Depositary
      Receipts              1.7

   10 Exelon Corp.          1.6


NNUMBER OF SHARES                              MARKET VALUE(1)
                                               (000's omitted)
COMMON STOCKS (87.9%)

AIRLINES (0.7%)
      7,300 Continental Airlines Class B          $     327(2)

AUTOMOTIVE (2.0%)
     29,700 Lear Corp.                                  952(2)

BANKING & FINANCIAL (8.3%)
     11,500 Astoria Financial                           629
      7,900 Countrywide Credit Industries               350
     19,900 Dime Bancorp                                595
      5,500 Fifth Third Bancorp                         296
      9,800 IndyMac Mortgage Holdings                   259
      8,700 Lehman Brothers Holdings                    597
      8,600 M&T Bank                                    589
     13,400 Southtrust Corp.                            567
                                                 ----------
                                                      3,882

CHEMICALS (1.1%)
     12,100 Air Products & Chemicals                    491

CONSUMER CYCLICALS (2.0%)
     70,700 Cendant Corp.                               925(2)

CONSUMER GOODS & SERVICES (1.1%)
     13,800 Tricon Global Restaurants                   531(2)

CONSUMER PRODUCTS & SERVICES (1.2%)
     13,800 Iron Mountain                               538(2)

ELECTRICAL & ELECTRONICS (4.1%)
     39,400 Arrow Electronics                         1,080(2)
      8,600 Dominion Resources                          564
     12,800 Sensormatic Electronics                     280(2)
                                                 ----------
                                                      1,924

ENERGY (3.1%)
     12,400 American Electric Power                     589
     10,500 Entergy Corp.                               408
     14,600 TECO Energy                                 426
                                                 ----------
                                                      1,423

ENTERTAINMENT (1.2%)
     17,500 Carnival Corp.                              583

FINANCIAL SERVICES (10.3%)
      9,150 Ambac Financial Group                       516
      6,100 Capital One Financial                       337
     18,500 CIT Group                                   427
     20,950 Dun & Bradstreet                            526(2)
     11,900 Federated Investors                         321
     16,600 GreenPoint Financial                        573
     18,500 Heller Financial                            626
     13,500 John Hancock Financial Services             464
      5,500 MBIA, Inc.                                  418
     22,200 Moody's Corp.                               599
                                                 ----------
                                                      4,807

HEALTH CARE (6.2%)
      6,200 Bausch & Lomb                               333
     12,100 Becton, Dickinson                           435
     30,600 Bergen Brunswig                             551
      1,400 Genzyme Corp.                               123(2)
     43,400 Omnicare, Inc.                              962
     10,600 Tenet Healthcare                            489
                                                 ----------
                                                      2,893

INDUSTRIAL GOODS & SERVICES (10.9%)
     14,700 Cabot Corp.                                 504
     14,300 Cooper Industries                           615
      8,300 FMC Corp.                                   637(2)
     16,400 GATX Corp.                                  717
      4,700 General Dynamics                            320
     32,200 Pall Corp.                                  736
     16,900 Thermo Electron                             472(2)
     43,000 Waste Management                          1,091
                                                 ----------
                                                      5,092

INSURANCE (3.8%)
      8,500 Loews Corp.                                 924
     11,200 XL Capital                                  851
                                                 ----------
                                                      1,775

MACHINERY & EQUIPMENT (2.5%)
      5,900 Danaher Corp.                               374
      7,600 Johnson Controls                            505
      5,800 Weatherford International                   302
                                                 ----------
                                                      1,181

MEDIA (4.2%)
      5,200 Cablevision Systems                         404(2)
      4,700 Cox Radio                                   104(2)
      4,400 Dow Jones                                   271
      3,700 E.W. Scripps                                233
      1,800 Entercom Communications                      74(2)
     14,300 Knight Ridder                               854
                                                 ----------
                                                      1,940

OIL & GAS (5.9%)
      5,800 Anadarko Petroleum                          363
      6,100 Apache Corp.                                358
      7,200 Burlington Resources                        324
     13,100 Cross Timbers Oil                           323
     10,900 EOG Resources                               475
      8,900 Louis Dreyfus Natural Gas                   322(2)
      5,400 Noble Drilling                              251(2)
     12,300 USX-Marathon Group                          340
                                                 ----------
                                                      2,756

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS  Regency Fund cont'd

NNUMBER OF SHARES                              MARKET VALUE(1)
                                               (000's omitted)
RAILROADS (1.1%)
     16,400 Burlington Northern Santa Fe          $     492

REAL ESTATE (4.9%)
     15,400 Boston Properties                           621
     21,400 Equity Office Properties Trust              617
     12,200 Lennar Corp.                                433
     16,800 Vornado Realty Trust                        635
                                                 ----------
                                                      2,306

RETAILING (1.3%)
      7,900 BJ's Wholesale Club                         360(2)
      7,700 TJX Cos.                                    235
                                                 ----------
                                                        595

TECHNOLOGY (6.9%)
     35,700 Apple Computer                              651(2)
     13,300 Beckman Coulter                             538
     13,400 Cadence Design Systems                      340(2)
      3,800 ChoicePoint Inc.                            210(2)
     13,600 Citrix Systems                              354(2)
     13,400 Computer Associates                         418
     16,000 Mentor Graphics                             392(2)
      5,400 SunGard Data Systems                        301(2)
                                                 ----------
                                                      3,204

TELECOMMUNICATIONS (2.6%)
     31,400 A.H. Belo                                   565
     27,800 Broadwing Inc.                              654(2)
                                                 ----------
                                                      1,219

UTILITIES (2.5%)
     14,700 DPL Inc.                                    422
     11,275 Exelon Corp.                                737
                                                 ----------
                                                      1,159

TOTAL COMMON STOCKS
(COST $37,621)                                       40,995
                                                 ----------

OTHER (1.7%)
      9,000 S & P Mid - Cap 400 Depositary
               Receipts (COST $873)                     817
                                                 ----------

PRINCIPAL AMOUNT                                MARKET VALUE(1)
                                               (000's omitted)
SHORT-TERM INVESTMENTS (9.5%)
$4,443,694  Neuberger Berman
              Institutional Cash Fund
              Trust Class
              (COST $4,443)                        $  4,443(3)
                                                 ----------

TOTAL INVESTMENTS (99.1%)
(COST $42,937)                                       46,255(4)
Cash, receivables and other assets,
less liabilities (0.9%)                                 407
                                                 ----------
TOTAL NET ASSETS (100.0%)                        $   46,662
                                                 ==========



See Notes to Schedule of Investments   45

SCHEDULE OF INVESTMENTS  Socially Responsive Fund


TOP TEN EQUITY HOLDINGS

      HOLDING                 %

    1 Anadarko
      Petroleum             4.8

    2 Citigroup Inc.        4.8

    3 Albertson's Inc.      4.0

    4 Minnesota
      Mining &
      Manufacturing         3.6

    5 Amgen Inc.            3.6

    6 Tricon Global
      Restaurants           3.5

    7 IMS Health            3.3

    8 Target Corp.          3.2

    9 KeySpan Corp.         3.1

   10 Dime Bancorp          3.1


NUMBER OF SHARES                              MARKET VALUE(1)
                                              (000's omitted)
COMMON STOCKS (95.1%)

BANKING (3.1%)
    130,000 Dime Bancorp                         $    3,887

COMMUNICATIONS (2.3%)
     66,000 Comcast Corp. Class A Special             2,859(2)

CONSUMER GOODS & SERVICES (3.1%)
     53,300 Kimberly-Clark                            3,811

DIVERSIFIED (9.3%)
     50,000 Danaher Corp.                             3,172
     40,000 Minnesota Mining &
            Manufacturing                             4,510
     70,000 Tyco International                        3,825
                                                 ----------
                                                     11,507

ENERGY (13.4%)
     95,000 Anadarko Petroleum                        5,938
     50,000 BP Amoco ADR                              2,480
     44,000 Cooper Cameron                            2,630(2)
     47,300 Enron Corp.                               3,240
     37,000 Schlumberger Ltd.                         2,359
                                                 ----------
                                                     16,647

FINANCIAL SERVICES (12.4%)
    120,000 Citigroup Inc.                            5,902
     60,000 Hartford Financial Services Group         3,831
     66,400 J.P. Morgan Chase                         3,098
     38,000 Morgan Stanley Dean Witter                2,475
                                                 ----------
                                                     15,306

HEALTH CARE (14.0%)
     61,000 Amgen Inc.                                4,396(2)
     44,000 Eli Lilly                                 3,496
    150,000 IMS Health                                4,035
     22,800 Johnson & Johnson                         2,219
     71,250 Pfizer Inc.                               3,206
                                                 ----------
                                                     17,352

INSURANCE (2.7%)
     62,100 Allmerica Financial                       3,301

PUBLISHING & BROADCASTING (1.9%)
     78,800 Valassis Communications                   2,382(2)

RETAIL (6.7%)
    100,000 Target Corp.                              3,900
    113,000 Tricon Global Restaurants                 4,350(2)
                                                 ----------
                                                      8,250

RETAIL GROCERY (4.0%)
    170,000 Albertson's Inc.                          4,939


TECHNOLOGY (11.8%)
     82,000 AOL Time Warner                           3,610(2)
    107,000 Compaq Computer                           2,161
    118,500 Hewlett-Packard                           3,419
     25,000 IBM                                       2,498
    102,800 Intel Corp.                               2,936
                                                 ----------
                                                     14,624

TELECOMMUNICATIONS (5.4%)
     70,000 SBC Communications                        3,339
    200,000 WorldCom, Inc.                            3,325(2)
                                                 ----------
                                                      6,664

UTILITIES (5.0%)
    100,000 KeySpan Corp.                             3,895
     98,700 Vectren Corp.                             2,244
                                                 ----------
                                                      6,139

TOTAL COMMON STOCKS
(COST $92,477)                                      117,668
                                                 ----------
WARRANTS (0.0%)
    150,000 Dime Bancorp
            (COST $45)                                   38(2)
                                                 ----------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENTS (4.3%)
$5,340,000 State Street Bank and
             Trust Co., Repurchase
             Agreement, 5.38% due 3/1/01,
             dated 2/28/01, Maturity
             Value $5,340,798, Collateralized
             by $5,415,000 Fannie Mae,
             Medium-Term Notes, 6.35%,
             due 6/22/01
             (Collateral Value $5,501,298)
             (COST $5,340)                            5,340(3)
                                                 ----------
SHORT-TERM INVESTMENTS (4.2%)
   100,000   Community Capital Bank,
               5.00%, due 3/30/01                       100
   100,000   Self Help Credit Union,
               5.12%, due 5/22/01                       100
 4,949,129   N&B Securities Lending
               Quality Fund, LLC                      4,949
                                                 ----------
TOTAL SHORT-TERM INVESTMENTS
(COST $5,149)                                         5,149(3)
                                                 ----------
TOTAL INVESTMENTS (103.6%)
(COST $103,011)                                     128,195(4)
Liabilities, less cash, receivables
  and other assets [(3.6%)]                          (4,477)
                                                 ----------
TOTAL NET ASSETS (100.0%)                        $  123,718
                                                 ----------



See Notes to Schedule of Investments      46

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


SCHEDULE OF INVESTMENTS  Technology Fund


TOP TEN EQUITY HOLDINGS

      HOLDING                 %

    1 Microsoft Corp.       3.9

    2 Symbol
      Technologies          3.6

    3 AOL Time Warner       3.5

    4 Intuit Inc.           3.5

    5 Applera Corp. -
      Applied
      Biosystems Group      3.4

    6 Rational Software     3.4

    7 VERITAS Software      3.4

    8 Amgen Inc.            3.3

    9 Mercury Interactive   3.2

   10 Comverse
      Technology            3.1


NUMBER OF SHARES                                  MARKET VALUE(1)
                                                 (000's omitted)
COMMON STOCKS (95.6%)

BUSINESS SERVICES (5.2%)
       5,800 Acxiom Corp.                         $     162(2)
      10,000 i2 Technologies                            269(2)
       1,900 Macrovision Corp.                           76(2)
       1,500 SEI Investments                            128
       3,100 TMP Worldwide                              162
                                                 ----------
                                                        797

COMMUNICATIONS EQUIPMENT (17.6%)
       7,100 Brocade Communications Systems             276(2)
      18,625 Cisco Systems                              441(2)
       6,400 Comverse Technology                        480(2)
       5,900 Juniper Networks                           381(2)
      13,900 McLeodUSA Inc.                             182(2)
      10,700 Openwave Systems                           394(2)
      10,400 Redback Networks                           321(2)
       7,900 Sonus Networks                             221(2)
                                                 ----------
                                                      2,696

COMPUTER RELATED (7.0%)
      23,800 Interwoven, Inc.                           394(2)
      11,900 Symbol Technologies                        552
       9,800 TIBCO Software                             132(2)
                                                 ----------
                                                      1,078

COMPUTERS & SYSTEMS (7.2%)
       5,200 Electronic Data Systems                    332
       9,800 EMC Corp.                                  389
      10,600 Flextronics International                  281(2)
       1,900 SunGard Data Systems                       106(2)
                                                 ----------
                                                      1,108

ELECTRICAL (5.2%)
       6,250 Applied Micro Circuits                     167(2)
       4,000 Novellus Systems                           155(2)
       5,900 TranSwitch Corp.                           118(2)
       8,825 Vitesse Semiconductor                      348(2)
                                                 ----------
                                                        788

HEALTH CARE (17.2%)
       6,950 Amgen Inc.                                 501(2)
       7,600 Applera Corp.-Aplied
               Biosystems Group                         525
       3,100 Express Scripts                            278(2)
       7,000 Human Genome Sciences                      384(2)
       5,900 IDEC Pharmaceuticals                       333(2)
       8,300 ImClone Systems                            294(2)
       2,000 Laboratory Corporation of
               America Holdings                         321(2)
                                                 ----------
                                                      2,636

INSTRUMENTS (3.3%)
      10,500 Tektronix, Inc.                            259
       8,800 Thermo Electron                            246(2)
                                                 ----------
                                                        505

INTERNET (8.1%)
      12,300 AOL Time Warner                            541(2)
       9,300 Commerce One                               162(2)
      13,000 Intuit Inc.                                535(2)
                                                 ----------
                                                      1,238

SOFTWARE (24.8%)
      10,150 BEA Systems                                390(2)
       6,750 Check Point Software Technologies          433(2)
       8,600 Informax, Inc.                              86(2)
       7,750 Mercury Interactive                        488(2)
       8,000 Micromuse Inc.                             328(2)
      10,000 Microsoft Corp.                            590(2)
       7,100 Oracle Corp.                               135(2)
      14,900 Rational Software                          521(2)
       7,900 Siebel Systems                             302(2)
       8,000 VERITAS Software                           519(2)
                                                 ----------
                                                      3,792

TOTAL COMMON STOCKS
(COST $21,345)                                       14,638
                                                 ----------

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS (6.1%)
$    375,366 N&B Securities Lending
               Quality Fund, LLC                        375
     557,099 Neuberger Berman Institutional
               Cash Fund Trust Class                    557
                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $932)                                             932(3)
                                                 ----------

TOTAL INVESTMENTS (101.7%)
(COST $22,277)                                       15,570(4)
Liabilities, less cash, receivables
and other assets [(1.7%)]                             (263)
                                                 ----------
TOTAL NET ASSETS (100.0%)                           $15,307
                                                 ----------


See Notes to Schedule of Investments

                                                   FEBRUARY 28, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS


     (1) Investment securities of each Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund, which are valued at the last available bid price. The Funds value all other securities by a method the trustees of Neuberger Berman Equity Funds believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

     (2)  Non-income producing security.

     (3)  At cost, which approximates market value.

     (4) At February 28, 2001, selected Fund information on a U.S. Federal income tax basis was as follows:


                                                                 GROSS UNREALIZED        GROSS UNREALIZED          NET UNREALIZED
         NEUBERGER BERMAN                            COST            APPRECIATION            DEPRECIATION            APPRECIATION
                                                                                                                   (DEPRECIATION)
         CENTURY FUND                      $   29,876,000          $    1,516,000          $    5,230,000          $   (3,714,000)
         FOCUS FUND                         1,398,858,000             852,995,000              19,173,000             833,822,000
         GENESIS FUND                       1,998,430,000             566,795,000              61,992,000             504,803,000
         GUARDIAN FUND                      2,880,738,000             403,200,000             105,644,000             297,556,000
         INTERNATIONAL FUND                   124,354,000              17,729,000              14,440,000               3,289,000
         MANHATTAN FUND                       854,014,000              98,127,000             147,799,000             (49,672,000)
         MILLENNIUM FUND                      197,454,000              14,313,000              29,956,000             (15,643,000)
         PARTNERS FUND                      2,256,000,000             373,076,000              81,930,000             291,146,000
         REGENCY FUND                          42,937,000               3,997,000                 679,000               3,318,000
         SOCIALLY RESPONSIVE FUND             103,011,000              28,878,000               3,694,000              25,184,000
         TECHNOLOGY FUND                       22,277,000                 314,000               7,021,000              (6,707,000)

     (5)  Affiliated issuer (see Note E of Notes to Financial Statements).

     (6) The following securities were held in escrow at February 28, 2001, to cover outstanding call options written:


                                                   SECURITIES AND     MARKET VALUE     PREMIUM ON    MARKET VALUE
         NEUBERGER BERMAN          SHARES                 OPTIONS    OF SECURITIES        OPTIONS      OF OPTIONS
         GUARDIAN FUND            265,400      Rational Software        $9,272,000     $3,250,000      $1,393,000
                                               July 2001 @ 50


See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES                                             NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS                                       CENTURY              FOCUS           GENESIS        GUARDIAN
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                               FUND               FUND              FUND            FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & E)--
     SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                           $26,162         $2,075,072        $2,168,147      $3,178,294
     Non--controlled affiliated issuers                                  --            157,608           335,086              --
                                                                     26,162          2,232,680         2,503,233       3,178,294
     Dividends and interest receivable                                   17              1,340             2,133           5,942
     Prepaid expenses and other assets                                    5                392               210             343
     Receivable for securities sold                                      --              9,191                --           6,085
     Receivable for Fund shares sold                                     14              5,779            15,386           4,912
     Receivable from administrator (Note B)                              13                 --                --              --
                                                                     26,211          2,249,382         2,520,962       3,195,576
LIABILITIES
     Net payable for forward currency exchange contracts sold
     (Note C)                                                            --                 --                --              --
     Option contracts written, at market value (Note A)                  --                 --                --           1,393
     Payable for collateral on securities loaned (Note A)               343             62,396            35,292          76,734
     Payable for securities purchased                                    --             15,010             7,441           4,128
     Payable for Fund shares redeemed                                     4              3,245             6,610           7,020
     Payable to investment manager (Note B)                              12                818             1,260           1,103
     Payable for variation margin (Note A)                               --                 --                --           4,243
     Accrued expenses and other payables                                 16              1,010               670           1,457
     Payable to administrator (Note B)                                   --                556               580             882
                                                                        375             83,035            51,853          96,960
================================================================================================================================
NET ASSETS AT VALUE                                                 $25,836         $2,166,347        $2,469,109      $3,098,616

NET ASSETS CONSIST OF:
     Par value                                                      $     3         $       61        $      109      $      225
     Paid--in capital in excess of par value                         35,557          1,303,336         1,937,118       2,766,179
     Undistributed net investment income (loss)                        (157)            (1,415)             (219)          5,452
     Accumulated net realized gains (losses) on investment
     securities                                                      (5,853)            30,543            27,298          47,526
     Net unrealized appreciation (depreciation) in value of
     investment securities, financial futures contracts,
     foreign currency contracts, and option contracts                (3,714)           833,822           504,803         279,234
================================================================================================================================
NET ASSETS AT VALUE                                                 $25,836         $2,166,347        $2,469,109      $3,098,616

NET ASSETS
     Investor Class                                                 $24,517         $1,713,236        $  894,406      $2,172,339
     Trust Class                                                      1,319            433,564         1,150,289         901,478
     Advisor Class                                                       --             19,547           126,482          24,799
     Institutional Class                                                 --                 --           297,932              --
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                   2,987             44,488            47,268         146,276
     Trust Class                                                        161             15,236            42,438          76,945
     Advisor Class                                                       --                980             7,892           1,874
     Institutional Class                                                 --                 --            11,601              --

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                 $  8.21       $      38.51        $    18.92      $    14.85
     Trust Class                                                       8.22              28.46             27.11           11.72
     Advisor Class                                                       --              19.95             16.03           13.24
     Institutional Class                                                 --                 --             25.68              --
*COST OF INVESTMENTS:
     Unaffiliated issuers                                           $29,876         $1,297,098        $1,714,743      $2,880,738
     Non--controlled affiliated issuers                                  --            101,760           283,687              --
================================================================================================================================
TOTAL COST OF INVESTMENTS                                           $29,876         $1,398,858        $1,998,430      $2,880,738


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES                                             NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS                                   INTERNATIONAL       MANHATTAN       MILLENNIUM          PARTNERS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                 FUND            FUND             FUND              FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & E)--
     SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                            $127,643        $804,342         $181,811        $2,547,146
     Non--controlled affiliated issuers                                    --              --               --                --
                                                                      127,643         804,342          181,811         2,547,146
     Dividends and interest receivable                                    227             198               14             2,999
     Prepaid expenses and other assets                                     32             505              187               303
     Receivable for securities sold                                       342           4,806            2,699             2,484
     Receivable for Fund shares sold                                      828           3,471               33             1,734
     Receivable from administrator (Note B)                                38              --               --                --
                                                                      129,110         813,322          184,744         2,554,666
LIABILITIES
     Net payable for forward currency exchange contracts sold
     (Note C)                                                             242              --               --                --
     Option contracts written, at market value (Note A)                    --              --               --                --
     Payable for collateral on securities loaned (Note A)               3,934          87,203           32,139            52,975
     Payable for securities purchased                                      --           6,055            6,288             1,664
     Payable for Fund shares redeemed                                     847           1,407              145             2,837
     Payable to investment manager (Note B)                                88             307              104               875
     Payable for variation margin (Note A)                                 --              --               --                --
     Accrued expenses and other payables                                  134             770              230             1,199
     Payable to administrator (Note B)                                     --             157               18               599
                                                                        5,245          95,899           38,924            60,149
================================================================================================================================
NET ASSETS AT VALUE                                                  $123,865        $717,423         $145,820        $2,494,517

NET ASSETS CONSIST OF:
     Par value                                                       $     10        $     89         $      9        $      122
     Paid--in capital in excess of par value                          119,355         816,005          241,533         2,252,012
     Undistributed net investment income (loss)                          (159)         (2,957)          (1,247)            3,221
     Accumulated net realized gains (losses) on investment
     securities                                                         1,617         (46,042)         (78,832)          (51,984)
     Net unrealized appreciation (depreciation) in value of
     investment securities, financial futures contracts,
     foreign currency contracts, and option contracts                   3,042         (49,672)         (15,643)          291,146
================================================================================================================================
NET ASSETS AT VALUE                                                  $123,865        $717,423         $145,820        $2,494,517

NET ASSETS
     Investor Class                                                  $121,529        $668,810         $136,304        $1,913,239
     Trust Class                                                        2,336          44,754            9,516           531,210
     Advisor Class                                                         --           3,859               --            50,068
     Institutional Class                                                   --              --               --               --
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                     9,382          84,578            8,875            87,429
     Trust Class                                                          170           3,665              561            31,510
     Advisor Class                                                         --             299               --             3,418
     Institutional Class                                                   --              --               --                --

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                  $  12.95        $   7.91         $  15.36        $    21.88
     Trust Class                                                        13.73           12.21            16.95             16.86
     Advisor Class                                                         --           12.89               --             14.65
     Institutional Class                                                   --              --               --                --
*COST OF INVESTMENTS:
     Unaffiliated issuers                                            $124,354        $854,014         $197,454        $2,256,000
     Non--controlled affiliated issuers                                    --              --               --                --
================================================================================================================================
TOTAL COST OF INVESTMENTS                                            $124,354        $854,014         $197,454        $2,256,000

STATEMENTS OF ASSETS AND LIABILITIES                                    NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS                                         REGENCY   SOCIALLY RESPONSIVE          TECHNOLOGY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                 FUND                  FUND                FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & E)--
     SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                             $46,255              $128,195            $15,570
     Non--controlled affiliated issuers                                   --                     --                 --
                                                                       46,255               128,195             15,570
     Dividends and interest receivable                                     72                   121                  5
     Prepaid expenses and other assets                                      2                    25                  4
     Receivable for securities sold                                     1,878                    --                143
     Receivable for Fund shares sold                                       50                   796                 20
     Receivable from administrator (Note B)                                --                    91                 16
                                                                       48,257               129,228             15,758
LIABILITIES
     Net payable for forward currency exchange contracts sold
     (Note C)                                                              --                    --                 --
     Option contracts written, at market value (Note A)                    --                    --                 --
     Payable for collateral on securities loaned (Note A)                  --                 4,949                375
     Payable for securities purchased                                   1,530                    --                 17
     Payable for Fund shares redeemed                                      14                   303                  9
     Payable to investment manager (Note B)                                19                    52                 12
     Payable for variation margin (Note A)                                 --                    --                 --
     Accrued expenses and other payables                                   23                   206                 38
     Payable to administrator (Note B)                                      9                    --                 --
                                                                        1,595                 5,510                451
=======================================================================================================================
NET ASSETS AT VALUE                                                   $46,662              $123,718            $15,307

NET ASSETS CONSIST OF:
     Par value                                                        $     4              $     7             $     3
     Paid--in capital in excess of par value                           42,646                93,729             28,755
     Undistributed net investment income (loss)                           (16)                  (26)              (163)
     Accumulated net realized gains (losses) on investment
     securities                                                           710                 4,824             (6,581)
     Net unrealized appreciation (depreciation) in value of
     investment securities, financial futures contracts,
     foreign currency contracts, and option contracts                   3,318                25,184             (6,707)
=======================================================================================================================
NET ASSETS AT VALUE                                                   $46,662              $123,718            $15,307

NET ASSETS
     Investor Class                                                   $19,249              $ 95,195            $14,061
     Trust Class                                                       27,413                28,523              1,246
     Advisor Class                                                         --                    --                 --
     Institutional Class                                                   --                    --                 --
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                     1,515                 4,807              2,683
     Trust Class                                                        2,468                 2,086                236
     Advisor Class                                                         --                    --                 --
     Institutional Class                                                   --                    --                 --

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                   $ 12.70              $  19.80            $  5.24
     Trust Class                                                        11.11                 13.67               5.27
     Advisor Class                                                         --                    --                 --
     Institutional Class                                                   --                    --                 --
*COST OF INVESTMENTS:
     Unaffiliated issuers                                             $42,937              $103,011            $22,277
     Non--controlled affiliated issuers                                    --                    --                 --
=======================================================================================================================
TOTAL COST OF INVESTMENTS                                             $42,937              $103,011            $22,277

STATEMENTS OF OPERATIONS                                                 FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS                                  CENTURY FUND         FOCUS FUND      GENESIS FUND  GUARDIAN FUND

(000'S OMITTED)
INVESTMENT INCOME
INCOME:
Dividend income--unaffiliated issuers                                 $  51            $ 6,636           $ 5,875        $15,678
Dividend income--non-controlled affiliated issuers                       --                401             1,754             --
Interest income                                                          55              1,226             4,045         13,767
Foreign taxes withheld (Note A)                                          --                 (1)               --             --
Total income                                                            106              8,262            11,674         29,445

EXPENSES:
Investment management fee (Note B)                                       96              5,135             7,210          7,454
Administration fee (Note B):
       Investor Class                                                    43              2,320             1,023          3,060
       Trust Class                                                        4                777             1,782          1,897
       Advisor Class                                                     --                 32               217             51
       Institutional Class                                               --                 --               191             --
Distribution fees (Note B):
       Trust Class                                                        1                194                --            248
       Advisor Class                                                     --                 20               136             32
Shareholder servicing agent fees:
       Investor Class                                                    20                341               304            835
       Trust Class                                                        5                 11                15             13
       Advisor Class                                                     --                  9                10              9
       Institutional Class                                               --                 --                10             --
Auditing fees                                                            16                 37                39             39
Custodian fees (Note B)                                                  24                188               170            294
Insurance expense                                                        --                 17                16             32
Legal fees                                                               25                 72                58             99
Registration and filing fees                                             34                 54               101             47
Shareholder reports                                                      23                333               381            704
Trustees' fees and expenses                                              14                 22                21             31
Miscellaneous                                                             7                139                93            231
Total expenses                                                          312              9,701            11,777         15,076

Expenses reimbursed by administrator and/or reduced by
   custodian fee expense offset arrangement (Note B)                    (49)               (24)             (147)            (3)
Total net expenses                                                      263              9,677            11,630         15,073
Net investment income (loss)                                           (157)            (1,415)               44         14,372

STATEMENTS OF OPERATIONS                                                 FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS                            INTERNATIONAL FUND   MANHATTAN FUND  MILLENNIUM FUND     PARTNERS FUND

(000'S OMITTED)
INVESTMENT INCOME
INCOME:
Dividend income--unaffiliated issuers                                $  394          $   325          $    30           $14,361
Dividend income--non-controlled affiliated issuers                       --               --               --                --
Interest income                                                         643            1,502              311             1,285
Foreign taxes withheld (Note A)                                         (55)              (1)              --               (36)
Total income                                                            982            1,826              341            15,610

EXPENSES:
Investment management fee (Note B)                                      609            2,539              940             6,183
Administration fee (Note B):
       Investor Class                                                   187            1,158              271             2,581
       Trust Class                                                        4              204               27             1,119
       Advisor Class                                                     --                9               --               100
       Institutional Class                                               --               --               --                --
Distribution fees (Note B):
       Trust Class                                                       --               --                7               149
       Advisor Class                                                     --                6               --                63
Shareholder servicing agent fees:
       Investor Class                                                    71              292              104               557
       Trust Class                                                        9               12                8                13
       Advisor Class                                                     --                9                2                 9
       Institutional Class                                               --               --               --                --
Auditing fees                                                            27               38               20                24
Custodian fees (Note B)                                                 131              132               73                96
Insurance expense                                                         2               10                3                11
Legal fees                                                               29               48               36                32
Registration and filing fees                                             28               51               48                96
Shareholder reports                                                      48              211               65               511
Trustees' fees and expenses                                              14               18               15                42
Miscellaneous                                                            66               89               23               174
Total expenses                                                        1,225            4,826            1,642            11,760

Expenses reimbursed by administrator and/or reduced by
   custodian fee expense offset arrangement (Note B)                    (84)             (43)             (54)               (2)
Total net expenses                                                    1,141            4,783            1,588            11,758
Net investment income (loss)                                           (159)          (2,957)          (1,247)            3,852


STATEMENTS OF OPERATIONS                                     FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS                                  REGENCY FUND             SOCIALLY    TECHNOLOGY FUND
                                                                                 RESPONSIVE FUND
(000'S OMITTED)
INVESTMENT INCOME
INCOME:
Dividend income--unaffiliated issuers                                  $205                 $599              $   1
Dividend income--non-controlled affiliated issuers                       --                   --                 --
Interest income                                                          79                  149                 61
Foreign taxes withheld (Note A)                                          --                   (2)                --
Total income                                                            284                  746                 62

EXPENSES:
Investment management fee (Note B)                                      110                  347                 95
Administration fee (Note B):
       Investor Class                                                    18                  128                 27
       Trust Class                                                       52                   56                  4
       Advisor Class                                                     --                   --                 --
       Institutional Class                                               --                   --                 --
Distribution fees (Note B):
       Trust Class                                                       13                   14                  1
       Advisor Class                                                     --                   --                 --
Shareholder servicing agent fees:
       Investor Class                                                     5                   41                 14
       Trust Class                                                        8                    9                  2
       Advisor Class                                                     --                    5                 --
       Institutional Class                                               --                   --                 --
Auditing fees                                                            19                   34                 16
Custodian fees (Note B)                                                  31                   43                 29
Insurance expense                                                        --                    1                 --
Legal fees                                                               27                   30                 22
Registration and filing fees                                             22                   43                 33
Shareholder reports                                                      24                   50                 22
Trustees' fees and expenses                                              14                   14                 14
Miscellaneous                                                             4                   45                 --
Total expenses                                                          347                  860                279

Expenses reimbursed by administrator and/or reduced by custodian
   fee expense offset arrangement (Note B)                              (47)                 (88)               (54)
Total net expenses                                                      300                  772                225
Net investment income (loss)                                            (16)                 (26)              (163)

STATEMENTS OF OPERATIONS cont'd                                            FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS                                  CENTURY FUND       FOCUS FUND      GENESIS FUND      GUARDIAN FUND

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold in
   unaffiliated issuers                                            $ (3,218)       $  45,655          $ 51,037          $ 234,096
Net realized gain on investment securities sold in
   non-controlled affiliated issuers                                     --            2,266                --                 --
Net realized gain on option contracts (Note A)                           --               --                --             15,441
Net realized loss on financial futures contracts (Note A)                --               --                --            (42,456)
Net realized loss on foreign currency transactions (Note A)              --               --                --                 --
Change in net unrealized appreciation (depreciation) of
   investment securities, financial futures contracts,
   foreign currency contracts, option contracts,
   and translation of assets and liabilities in
   foreign currencies (Note A)                                      (13,417)        (356,850)          190,615           (523,418)
Net gain (loss) on investments                                      (16,635)        (308,929)          241,652           (316,337)
=================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $(16,792)       $(310,344)         $241,696          $(301,965)


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS cont'd                                             FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS                                 INTERNATIONAL FUND  MANHATTAN FUND  MILLENNIUM FUND   PARTNERS FUND

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold in
   unaffiliated issuers                                                 $  8,994       $ (42,519)       $ (75,872)      $ (40,551)
Net realized gain on investment securities sold in
   non-controlled affiliated issuers                                          --              --               --              --
Net realized gain on option contracts (Note A)                                --              --               --              --
Net realized loss on financial futures contracts (Note A)                   (182)             --               --              --
Net realized loss on foreign currency transactions (Note A)                   (3)             --               --              --
Change in net unrealized appreciation (depreciation) of
   investment securities, financial futures contracts,
   foreign currency contracts, option contracts,
   and translation of assets and liabilities in
   foreign currencies (Note A)                                           (34,205)       (398,402)         (70,346)        (84,897)
Net gain (loss) on investments                                           (25,396)       (440,921)        (146,218)       (125,448)
=================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      $(25,555)      $(443,878)       $(147,465)      $(121,596)


STATEMENTS OF OPERATIONS cont'd                                           FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS                                      REGENCY FUND   SOCIALLY RESPONSIVE        TECHNOLOGY FUND
                                                                                                 FUND
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold in
   unaffiliated issuers                                                 $ 1,850              $  6,593               $ (6,461)
Net realized gain on investment securities sold in
   non-controlled affiliated issuers                                         --                    --                     --
Net realized gain on option contracts (Note A)                               --                    --                     --
Net realized loss on financial futures contracts (Note A)                    --                    --                     --
Net realized loss on foreign currency transactions (Note A)                  --                    --                     --
Change in net unrealized appreciation (depreciation) of
   investment securities, financial futures contracts,
   foreign currency contracts, option contracts,
   and translation of assets and liabilities in
   foreign currencies (Note A)                                           (1,924)              (13,952)               (11,218)
Net gain (loss) on investments                                              (74)               (7,359)               (17,679)
=================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      $   (90)             $ (7,385)              $(17,842)

STATEMENTS OF CHANGES IN NET ASSETS                                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          CENTURY FUND                        FOCUS FUND
NEUBERGER BERMAN EQUITY FUNDS                                  --------------------------------------------------------------------
                                                                                   Period from
                                                                 Six Months   December 6, 1999        Six Months
                                                                      Ended      (Commencement             Ended             Year
                                                               February 28,  of Operations) to      February 28,            Ended
                                                                       2001         August 31,              2001       August 31,
(000's omitted)                                                 (Unaudited)               2000       (Unaudited)             2000
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                       $   (157)        $     (188)       $   (1,415)      $     (923)
Net realized gain (loss) on investments                              (3,218)            (2,635)           47,921          175,894
Change in net unrealized appreciation
  (depreciation) of investments                                     (13,417)             9,703          (356,850)         683,325
Net increase (decrease) in net assets
  resulting from operations                                         (16,792)             6,880          (310,344)         858,296

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                           --                 --                --             (356)
Trust Class                                                              --                 --                --               --
Advisor Class                                                            --                 --                --               --
Institutional Class                                                      --                 --                --               --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                           --                 --          (168,047)        (188,772)
Trust Class                                                              --                 --           (18,127)         (12,691)
Advisor Class                                                            --                 --                --             (194)
Institutional Class                                                      --                 --                --               --
TAX RETURN OF CAPITAL:
Investor Class                                                           --                 --                --               --
Trust Class                                                              --                 --                --               --
Advisor Class                                                            --                 --                --               --
Institutional Class                                                      --                 --                --               --
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      --                 --          (186,174)        (202,013)

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                        6,363             44,479           196,004          333,018
Trust Class                                                              21              1,798           217,171          243,564
Advisor Class                                                            --                 --            14,831           11,810
Institutional Class                                                      --                 --                --               --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                           --                 --           147,364          165,987
Trust Class                                                              --                 --            12,626           10,728
Advisor Class                                                            --                 --                --              192
Institutional Class                                                      --                 --                --               --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                       (9,137)            (7,203)         (150,204)        (381,636)
Trust Class                                                             (30)              (153)          (83,320)        (198,818)
Advisor Class                                                            --                 --            (7,833)          (1,673)
Institutional Class                                                      --                 --                --               --
Net increase (decrease) from Fund share transactions                 (2,783)            38,921           346,639          183,172
Effect of Tax--Free Reorganization                                     (390)                --           (67,756)              --
=================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                               (19,965)            45,801          (217,635)         839,455
NET ASSETS:
Beginning of period                                                  45,801                 --         2,383,982        1,544,527
=================================================================================================================================
End of period                                                      $ 25,836         $   45,801        $2,166,347       $2,383,982
=================================================================================================================================
Accumulated undistributed net investment income (loss)
  at end of period                                                 $   (157)        $       --        $   (1,415)      $       --


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS                                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           GENESIS FUND                     GUARDIAN FUND
NEUBERGER BERMAN EQUITY FUNDS                                    ------------------------------------------------------------------

                                                                   Six Months                         Six Months
                                                                        Ended              Year            Ended            Year
                                                                 February 28,             Ended     February 28,           Ended
                                                                         2001       August 31,              2001     August 31,
(000's omitted)                                                   (Unaudited)              2000      (Unaudited)            2000
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                       $       44        $      178       $   14,372     $    25,129
Net realized gain (loss) on investments                                51,037           197,506          207,081         362,298
Change in net unrealized appreciation
  (depreciation) of investments                                       190,615           173,266         (523,418)        221,732
Net increase (decrease) in net assets
  resulting from operations                                           241,696           370,950         (301,965)        609,159

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                             --            (4,065)         (10,355)        (21,191)
Trust Class                                                                --            (3,058)          (3,359)         (7,444)
Advisor Class                                                              --               (66)             (18)            (19)
Institutional Class                                                      (578)             (420)              --              --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                        (43,577)               --         (390,973)       (747,250)
Trust Class                                                           (35,534)               --         (130,338)       (227,970)
Advisor Class                                                          (9,837)               --           (1,225)           (168)
Institutional Class                                                   (23,024)           (1,154)              --              --
TAX RETURN OF CAPITAL:
Investor Class                                                             --                --               --              --
Trust Class                                                                --                --               --              --
Advisor Class                                                              --                --               --              --
Institutional Class                                                        --                --               --              --
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                  (112,550)           (8,763)        (536,268)     (1,004,042)

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                        187,523           229,107           71,926         228,865
Trust Class                                                           436,874           360,533          105,925         208,754
Advisor Class                                                          35,148            39,001            1,605           2,686
Institutional Class                                                    58,675            23,464               --              --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                         41,686             3,651          374,565         711,846
Trust Class                                                            30,015             3,002          132,993         233,779
Advisor Class                                                           9,805                33            1,243             182
Institutional Class                                                    23,602             1,574               --              --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                       (125,449)         (487,487)        (308,185)     (1,332,825)
Trust Class                                                          (151,547)         (325,319)        (184,889)       (537,240)
Advisor Class                                                         (19,594)          (41,897)          (1,528)         (3,804)
Institutional Class                                                   (21,953)          (65,364)              --              --
Net increase (decrease) from Fund share transactions                  504,785          (259,702)         193,655        (487,757)
Effect of Tax--Free Reorganization                                    (15,700)               --          (91,179)             --
================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                 618,231           102,485         (735,757)       (882,640)
NET ASSETS:
Beginning of period                                                 1,850,878         1,748,393        3,834,373       4,717,013
================================================================================================================================
End of period                                                      $2,469,109        $1,850,878       $3,098,616     $ 3,834,373
================================================================================================================================
Accumulated undistributed net investment income (loss)
  at end of period                                                 $     (219)       $      315       $    5,452     $     4,812


STATEMENTS OF CHANGES IN NET ASSETS               NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
------------------------------------------------------------------------------------------------
                                                                       INTERNATIONAL FUND
NEUBERGER BERMAN EQUITY FUNDS                                     ------------------------------

                                                                    Six Months
                                                                         Ended              Year
                                                                  February 28,             Ended
                                                                          2001        August 31,
(000's omitted)                                                    (Unaudited)              2000
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $   (159)         $   (611)
Net realized gain (loss) on investments                                  8,809            28,812
Change in net unrealized appreciation
  (depreciation) of investments                                        (34,205)            2,367
Net increase (decrease) in net assets
  resulting from operations                                            (25,555)           30.568

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                              --               (79)
Trust Class                                                                 --                (2)
Advisor Class                                                               --                --
Institutional Class                                                         --                --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                         (34,742)           (1,664)
Trust Class                                                               (611)              (32)
Advisor Class                                                               --                --
Institutional Class                                                         --                --
TAX RETURN OF CAPITAL:
Investor Class                                                              --                --
Trust Class                                                                 --                --
Advisor Class                                                               --                --
Institutional Class                                                         --                --
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    (35,353)           (1,777)

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                          53,903           740,867
Trust Class                                                              3,526            10,137
Advisor Class                                                               --                --
Institutional Class                                                         --                --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                          31,109             1,720
Trust Class                                                                476                34
Advisor Class                                                               --                --
Institutional Class                                                         --                --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                         (95,013)         (689,556)
Trust Class                                                             (4,478)           (9,126)
Advisor Class                                                               --                --
Institutional Class                                                         --                --
Net increase (decrease) from Fund share transactions                   (10,477)           54,076
Effect of Tax--Free Reorganization                                      (2,506)               --
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                  (73,891)           82,867
NET ASSETS:
Beginning of period                                                    197,756           114,889
================================================================================================
End of period                                                         $123,865          $197,756
================================================================================================
Accumulated undistributed net investment income (loss)
  at end of period                                                    $   (159)         $     --


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS cont'd                                           NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             CENTURY FUND                        FOCUS FUND
NEUBERGER BERMAN EQUITY FUNDS                                  --------------------------------------------------------------------
                                                                                  Period from
                                                                 Six Months   December 6, 1999        Six Months
                                                                      Ended      (Commencement             Ended              Year
                                                               February 28,  of Operations) to      February 28,             Ended
                                                                       2001         August 31,              2001        August 31,
(000's omitted)                                                 (Unaudited)               2000       (Unaudited)              2000
NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                          584              3,859             4,491             7,921
Trust Class                                                               1                175             6,912             8,107
Advisor Class                                                            --                 --               636               605
Institutional Class                                                      --                 --                --                --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                           --                 --             4,029             4,398
Trust Class                                                              --                 --               467               413
Advisor Class                                                            --                 --                --                11
Institutional Class                                                      --                 --                --                --
REDEEMED:
Investor Class                                                         (843)              (613)           (3,479)           (9,470)
Trust Class                                                              (2)               (13)           (2,683)           (7,125)
Advisor Class                                                            --                 --              (301)              (88)
Institutional Class                                                      --                 --                --                --
===================================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          (260)             3,408            10,072             4,772


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS cont'd                                           NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             GENESIS FUND                   GUARDIAN FUND
NEUBERGER BERMAN EQUITY FUNDS                                 ---------------------------------------------------------------------
                                                                Six Months                          Six Months
                                                                     Ended               Year            Ended                Year
                                                              February 28,              Ended     February 28,               Ended
                                                                      2001         August 31,             2001          August 31,
(000's omitted)                                                (Unaudited)               2000      (Unaudited)                2000
NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                      10,079             14,612            4,265              11,444
Trust Class                                                         16,590             16,163            8,222              14,007
Advisor Class                                                        2,223              2,859              121                 191
Institutional Class                                                  2,322              1,077               --                  --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                       2,418                257           25,957              39,397
Trust Class                                                          1,215                150           11,688              17,012
Advisor Class                                                          671                  3               97                  13
Institutional Class                                                  1,009                 78               --                  --
REDEEMED:
Investor Class                                                      (6,846)           (32,404)         (18,154)            (68,067)
Trust Class                                                         (5,787)           (15,070)         (13,783)            (36,671)
Advisor Class                                                       (1,250)            (3,087)            (110)               (272)
Institutional Class                                                   (864)            (3,079)              --                  --
===================================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       21,780            (18,441)          18,303             (22,946)


STATEMENTS OF CHANGES IN NET ASSETS cont'd                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
                                                                                  INTERNATIONAL FUND
NEUBERGER BERMAN EQUITY FUNDS                                               ------------------------------
                                                                              Six Months
                                                                                   Ended              Year
                                                                            February 28,             Ended
                                                                                    2001        August 31,
(000's omitted)                                                              (Unaudited)              2000
NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                                     3,060            34,248
Trust Class                                                                          189               475
Advisor Class                                                                         --                --
Institutional Class                                                                   --                --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                     2,230                76
Trust Class                                                                           32                 2
Advisor Class                                                                         --                --
Institutional Class                                                                   --                --
REDEEMED:
Investor Class                                                                    (5,213)          (31,731)
Trust Class                                                                         (240)             (428)
Advisor Class                                                                         --                --
Institutional Class                                                                   --                --
==========================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                         58             2,642


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS cont'd                                           NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            MANHATTAN FUND               MILLENNIUM FUND
NEUBERGER BERMAN EQUITY FUNDS                                  --------------------------------------------------------------------
                                                                 Six Months                           Six Months
                                                                      Ended               Year             Ended              Year
                                                               February 28,              Ended      February 28,             Ended
                                                                       2001         August 31,              2001        August 31,
(000's omitted)                                                 (Unaudited)               2000       (Unaudited)              2000
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                     $   (2,957)        $   (5,141)        $  (1,247)        $  (2,263)
Net realized gain (loss) on investments                             (42,519)           313,974           (75,872)           42,113
Change in net unrealized appreciation
  (depreciation) of investments                                    (398,402)           226,396           (70,346)           48,586
Net increase (decrease) in net assets
  resulting from operations                                        (443,878)           535,229          (147,465)           88,436

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                           --                 --                --                --
Trust Class                                                              --                 --                --                --
Advisor Class                                                            --                 --                --                --
Institutional Class                                                      --                 --                --                --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                     (287,829)           (55,413)          (40,390)           (8,900)
Trust Class                                                         (21,155)            (5,129)           (1,121)             (308)
Advisor Class                                                          (799)                --                --                --
Institutional Class                                                      --                 --                --                --
TAX RETURN OF CAPITAL:
Investor Class                                                           --                 --                --                --
Trust Class                                                              --                 --                --                --
Advisor Class                                                            --                 --                --                --
Institutional Class                                                      --                 --                --                --
Total distributions to shareholders                                (309,783)           (60,542)          (41,511)           (9,208)

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                      123,666            436,276            55,873           380,789
Trust Class                                                          44,170            130,792             1,997            19,984
Advisor Class                                                         1,361              2,753                37               272
Institutional Class                                                      --                 --                --                --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                      265,990             51,224            39,348             8,610
Trust Class                                                          21,104              5,127             1,095               268
Advisor Class                                                           795                 --                --                --
Institutional Class                                                      --                 --                --                --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                     (132,783)          (310,993)         (100,638)         (216,481)
Trust Class                                                         (84,165)           (79,194)           (3,461)           (6,054)
Advisor Class                                                          (475)              (999)             (176)              (51)
Institutional Class                                                      --                 --                --                --
Net increase (decrease) from Fund share transactions                239,663            234,986            (5,925)          187,337
Effect of Tax-Free Reorganization                                   (91,213)                --             5,510                --
===================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                              (605,211)           709,673          (189,391)          266,565

NET ASSETS:
Beginning of period                                               1,322,634            612,961           335,211            68,646
===================================================================================================================================
End of period                                                    $  717,423         $1,322,634         $ 145,820         $ 335,211
===================================================================================================================================
Accumulated undistributed net investment income
  (loss) at end of period                                        $   (2,957)        $       --         $  (1,247)        $      --


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS cont'd                                           NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          PARTNERS FUND                    REGENCY FUND
NEUBERGER BERMAN EQUITY FUNDS                                 ---------------------------------------------------------------------
                                                                Six Months                            Six Months
                                                                     Ended               Year              Ended              Year
                                                              February 28,              Ended       February 28,             Ended
                                                                      2001         August 31,               2001        August 31,
(000's omitted)                                                (Unaudited)               2000        (Unaudited)              2000
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                    $    3,852            $18,182            $   (16)          $   (3)
Net realized gain (loss) on investments                            (40,551)           198,792              1,850             4,398
Change in net unrealized appreciation
  (depreciation) of investments                                    (84,897)            16,152             (1,924)            5,760
Net increase (decrease) in net assets
  resulting from operations                                       (121,596)           233,126                (90)           10,155

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                     (14,171)           (29,057)                --               (10)
Trust Class                                                         (3,514)            (7,505)                --                --
Advisor Class                                                          (33)               (39)                --                --
Institutional Class                                                     --                 --                 --                --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                    (160,887)          (310,615)              (702)             (113)
Trust Class                                                        (31,944)           (49,378)            (4,771)              (24)
Advisor Class                                                       (2,276)            (3,463)                --                --
Institutional Class                                                     --                 --                 --                --
TAX RETURN OF CAPITAL:
Investor Class                                                          --                 --                 --                --
Trust Class                                                             --                 --                 --                --
Advisor Class                                                           --                 --                 --                --
Institutional Class                                                     --                 --                 --                --
Total distributions to shareholders                               (212,825)          (400,057)            (5,473)             (147)

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                      31,003            176,038             10,232             7,386
Trust Class                                                         67,131            209,405              2,404            23,320
Advisor Class                                                        3,965             10,864                 --                --
Institutional Class                                                     --                 --                 --                --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                     167,986            325,368                696                99
Trust Class                                                         35,188             56,458              4,669                24
Advisor Class                                                        2,307              3,328                 --                --
Institutional Class                                                     --                 --                 --                --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                    (216,870)        (1,004,370)            (2,193)           (6,992)
Trust Class                                                       (135,988)          (485,389)              (690)           (6,187)
Advisor Class                                                       (5,550)           (23,686)                --                --
Institutional Class                                                     --                 --                 --                --
Net increase (decrease) from Fund share transactions               (50,828)          (731,984)            15,118            17,650
Effect of Tax-Free Reorganization                                   11,783                 --              1,149                --
===================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                             (373,466)          (898,915)            10,704            27,658

NET ASSETS:
Beginning of period                                              2,867,983          3,766,898             35,958             8,300
===================================================================================================================================
End of period                                                   $2,494,517         $2,867,983            $46,662           $35,958
===================================================================================================================================
Accumulated undistributed net investment income
  (loss) at end of period                                       $    3,221         $   17,087            $   (16)          $    --


STATEMENTS OF CHANGES IN NET ASSETS cont'd       NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
-----------------------------------------------------------------------------------------------
                                                                      SOCIALLY RESPONSIVE FUND
NEUBERGER BERMAN EQUITY FUNDS                                    ------------------------------

Neuberger Berman Equity Funds                                     Six Months
                                                                       Ended              Year
                                                                 February 28,             Ended
                                                                        2001        August 31,
(000's omitted)                                                  (Unaudited)              2000
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                        $    (26)         $    (35)
Net realized gain (loss) on investments                                6,593            (1,896)
Change in net unrealized appreciation
  (depreciation) of investments                                      (13,952)            5,388
Net increase (decrease) in net assets
  resulting from operations                                           (7,385)            3,457

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                            --              (118)
Trust Class                                                               --                --
Advisor Class                                                             --                --
Institutional Class                                                       --                --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                            --            (4,894)
Trust Class                                                               --              (462)
Advisor Class                                                             --                --
Institutional Class                                                       --                --
TAX RETURN OF CAPITAL:
Investor Class                                                            --                --
Trust Class                                                               --               (21)
Advisor Class                                                             --                --
Institutional Class                                                       --                --
Total distributions to shareholders                                       --            (5,495)

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                         8,131            36,350
Trust Class                                                            4,654            11,851
Advisor Class                                                             74               190
Institutional Class                                                       --                --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                            --             4,824
Trust Class                                                               --               480
Advisor Class                                                             --                --
Institutional Class                                                       --                --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                       (14,429)          (50,115)
Trust Class                                                           (3,409)           (8,974)
Advisor Class                                                           (337)              (36)
Institutional Class                                                       --                --
Net increase (decrease) from Fund share transactions                  (5,316)           (5,430)
Effect of Tax-Free Reorganization                                       (417)               --
===============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                (13,118)           (7,468)

NET ASSETS:
Beginning of period                                                  136,836           144,304
===============================================================================================
End of period                                                       $123,718          $136,836
===============================================================================================
Accumulated undistributed net investment income
  (loss) at end of period                                           $    (26)         $      --


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS cont'd                                         NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                             MANHATTAN FUND                MILLENNIUM FUND
NEUBERGER BERMAN EQUITY FUNDS                                  ------------------------------------------------------------------
                                                                 Six Months                         Six Months
                                                                      Ended             Year             Ended               Year
                                                               February 28,            Ended      February 28,              Ended
                                                                       2001       August 31,              2001         August 31,
(000's omitted)                                                 (Unaudited)             2000       (Unaudited)               2000
NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                       11,180           23,718             2,440             11,590
Trust Class                                                           2,308            5,738                84                634
Advisor Class                                                            74              127                 5                 26
Institutional Class                                                      --               --                --                 --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                       27,281            3,390             2,310                302
Trust Class                                                           1,401              284                58                 10
Advisor Class                                                            50               --                --                 --
Institutional Class                                                      --               --                --                 --
REDEEMED:
Investor Class                                                       (9,982)         (17,903)           (4,635)            (6,541)
Trust Class                                                          (5,372)          (3,708)             (152)              (194)
Advisor Class                                                           (26)             (44)              (26)                (5)
Institutional Class                                                      --               --                --                 --
=================================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        26,914           11,602                84              5,822


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS cont'd                                         NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                         PARTNERS FUND                      REGENCY FUND
NEUBERGER BERMAN EQUITY FUNDS                                   -----------------------------------------------------------------
                                                                  Six Months                          Six Months
                                                                       Ended               Year            Ended             Year
                                                                February 28,              Ended     February 28,            Ended
                                                                        2001         August 31,             2001       August 31,
(000's omitted)                                                  (Unaudited)               2000      (Unaudited)             2000
NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                         1,292              7,273              792              662
Trust Class                                                            3,942             11,744              194            2,408
Advisor Class                                                            284                710               --               --
Institutional Class                                                       --                 --               --               --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                         8,053             13,952               56               10
Trust Class                                                            2,188              3,228              428                2
Advisor Class                                                            165                223               --               --
Institutional Class                                                       --                 --               --               --
REDEEMED:
Investor Class                                                        (9,485)           (41,699)            (170)            (644)
Trust Class                                                           (7,846)           (27,178)             (59)            (542)
Advisor Class                                                           (371)            (1,560)              --               --
Institutional Class                                                       --                 --               --               --
=================================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                         (1,778)           (33,307)           1,241            1,896


STATEMENTS OF CHANGES IN NET ASSETS cont'd           NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
----------------------------------------------------------------------------------------------------
                                                                         SOCIALLY RESPONSIVE FUND
NEUBERGER BERMAN EQUITY FUNDS                                        ------------------------------
                                                                       Six Months
                                                                            Ended              Year
                                                                     February 28,             Ended
                                                                             2001        August 31,
(000's omitted)                                                       (Unaudited)              2000
NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                                403             1,817
Trust Class                                                                   334               859
Advisor Class                                                                   8                20
Institutional Class                                                            --                --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                 --               245
Trust Class                                                                    --                35
Advisor Class                                                                  --                --
Institutional Class                                                            --                --
REDEEMED:
Investor Class                                                               (714)           (2,519)
Trust Class                                                                  (245)             (652)
Advisor Class                                                                 (35)               (4)
Institutional Class                                                            --                --
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                (249)             (199)

STATEMENTS OF CHANGES IN NET ASSETS cont'd                      NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                                        TECHNOLOGY FUND
NEUBERGER BERMAN EQUITY FUNDS                                                  -------------------------------
                                                                                                   Period from
                                                                                 Six Months        May 1, 2000
                                                                                      Ended      (Commencement
                                                                               February 28,  of Operations) to
                                                                                       2001         August 31,
(000's omitted)                                                                 (Unaudited)               2000
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                       $   (163)           $   (20)
Net realized gain (loss) on investments                                              (6,461)               (50)
Change in net unrealized appreciation (depreciation) of investments                 (11,218)             4,511
Net increase (decrease) in net assets resulting from operations                     (17,842)             4,441

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                           --                 --
Trust Class                                                                              --                 --
Advisor Class                                                                            --                 --
Institutional Class                                                                      --                 --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                          (51)                --
Trust Class                                                                              --                 --
Advisor Class                                                                            --                 --
Institutional Class                                                                      --                 --
TAX RETURN OF CAPITAL:
Investor Class                                                                           --                 --
Trust Class                                                                              --                 --
Advisor Class                                                                            --                 --
Institutional Class                                                                      --                 --
Total distributions to shareholders                                                     (51)                --

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                       14,808             19,177
Trust Class                                                                             255              2,049
Advisor Class                                                                            --                 --
Institutional Class                                                                      --                 --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                           49                 --
Trust Class                                                                              --                 --
Advisor Class                                                                            --                 --
Institutional Class                                                                      --                 --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                       (6,195)            (1,156)
Trust Class                                                                              --                 --
Advisor Class                                                                            --                 --
Institutional Class                                                                      --                 --
Net increase (decrease) from Fund share transactions                                  8,917             20,070
Effect of Tax-Free Reorganization                                                      (228)                --
==============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                (9,204)            24,511
NET ASSETS:
Beginning of period                                                                  24,511                 --
==============================================================================================================
End of period                                                                       $15,307            $24,511
==============================================================================================================
Accumulated undistributed net investment income (loss) at end of period               $(163)               $--


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS cont'd      NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)
----------------------------------------------------------------------------------------------
                                                                         TECHNOLOGY FUND
NEUBERGER BERMAN EQUITY FUNDS                                  -------------------------------
                                                                                   Period from
                                                                 Six Months        May 1, 2000
                                                                      Ended      (Commencement
                                                               February 28,  of Operations) to
                                                                       2001         August 31,
(000's omitted)                                                 (Unaudited)               2000
NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                        1,706              1,920
Trust Class                                                              32                204
Advisor Class                                                            --                 --
Institutional Class                                                      --                 --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                            6                 --
Trust Class                                                              --                 --
Advisor Class                                                            --                 --
Institutional Class                                                      --                 --
REDEEMED:
Investor Class                                                         (841)              (108)
Trust Class                                                              --                 --
Advisor Class                                                            --                 --
Institutional Class                                                      --                 --
==============================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           903              2,016

NOTES TO FINANCIAL STATEMENTS  Equity Funds
-------------------------------------------

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Neuberger Berman Equity Funds (the "Trust") is a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is comprised of the following eleven separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Socially Responsive Fund ("Socially Responsive"), and Neuberger Berman Technology Fund ("Technology") (individually a "Fund," collectively, the "Funds"). All of the Funds offer Investor and Trust Class shares, five offer Advisor Class shares, and one offers Institutional Class shares. The Investor and Trust Classes of both Century and Technology had no operations until December 6, 1999 and May 1, 2000, respectively, other than matters relating to their organization and registration as diversified, open-end management investment companies under the 1940 Act, and registration of their shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

          Through the close of business on December 15, 2000, each Fund was organized as a "feeder" fund in a "master-feeder" structure. Accordingly, each Fund invested its assets in a corresponding Portfolio of Equity Managers Trust (Global Managers Trust, with respect to International Fund) sponsored by Neuberger Berman Management Inc. ("Management"), having the same investment objective and policies as the respective Fund. In addition, other regulated investment companies sponsored by Management simultaneously invested in the Portfolios.


          After the close of business on December 15, 2000, in a tax-free reorganization, each Fund redeemed its interest, in kind, in its corresponding Portfolio and re-designated all its outstanding shares as Investor Class shares. Each Fund also created additional classes of shares (Trust Class, Advisor Class and Institutional Class), which were exchanged for assets of the various series of Neuberger Berman Equity Trust, Neuberger Berman Equity Assets, and Neuberger Berman Equity Series, respectively, also on a tax-free basis. These transactions resulted in the conversion of the "master-feeder" structure to a multiple class structure.


          The reorganization, which represented a change in corporate form, had no effect on the net assets or net asset value per share of the Funds and is accounted for by combining the net assets and results of operations of all of the former feeders contributing to the master portfolio as new classes, which along with the Investor Class, constitute the Funds. The effect of the reorganization on the paid-in-capital of the Funds is shown in the statement of changes in net assets. As a result of the reorganization, certain items in the


--------------------------------------------------------------------------------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


          statements of changes in net assets for the year ended August 31, 2000 have been reclassified to conform to the current year presentation.

          The investment objectives, policies and limitations of each Fund are identical to those of its corresponding Portfolio under the prior master/feeder structure, and the underlying shareholders' interest in each corresponding Portfolio has not changed as a result of this reorganization.

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.


     5 FEDERAL INCOME TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.


     6 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.


     7 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

          recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.


          Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     8 EXPENSE ALLOCATION: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

     9 CALL OPTIONS: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

          Summary of option transactions for the six months ended February 28, 2001:


         GUARDIAN                                                                   NUMBER        VALUE WHEN
                                                                                                     WRITTEN
         CONTRACTS OUTSTANDING 8/31/00                                              14,620       $13,349,000
         CONTRACTS WRITTEN                                                          48,909        31,092,000
         CONTRACTS EXPIRED                                                         (15,413)       (3,306,000)
         CONTRACTS EXERCISED                                                        (8,360)       (5,253,000)
         CONTRACTS CLOSED                                                          (37,102)      (32,632,000)
                                                                                   -------       -----------
         CONTRACTS OUTSTANDING 2/28/01                                               2,654        $3,250,000
                                                                                   -------       -----------


     10 FINANCIAL FUTURES CONTRACTS: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, Millennium, Socially Responsive, and Technology may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as

--------------------------------------------------------------------------------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


          the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

          Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

          For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

          During the six months ended February 28, 2001, Century, Focus, Genesis, International, Manhattan, Millennium, Partners, Regency, Socially Responsive, and Technology did not enter into any financial futures contracts.

          At February 28, 2001, open positions in financial futures contracts for Guardian were as follows:

          EXPIRATION            OPEN CONTRACTS         POSITION       UNREALIZED
                                                                    DEPRECIATION
          March 2001       768 S&P 500 Futures             Long      $20,179,000

          At February 28, 2001, Guardian had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:

          PRINCIPAL AMOUNT                                              SECURITY
          $24,000,000            Fannie Mae, Discount Notes, 6.388%, due 3/26/01
            4,500,000             Fannie Mae, Discount Notes, 5.51%, due 3/29/01


     11 FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counterparty to a contract were unable to meet the

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------


          terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

     12 SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Funds make security loans. The Funds will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Funds from qualifying as regulated investment companies. The Funds entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Funds receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Funds invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Funds receive a fee, payable monthly, negotiated by the Funds and Morgan, based on the number and duration of the lending transactions.

          At February 28, 2001, the value of the securities loaned and the value of the collateral were as follows:

                                                      VALUE OF
                                                    SECURITIES          VALUE OF
                                                        LOANED        COLLATERAL
          CENTURY                                   $  336,000        $  343,000
          FOCUS                                     61,173,000        62,396,000
          GENESIS                                   34,600,000        35,292,000
          GUARDIAN                                  75,230,000        76,734,000
          INTERNATIONAL                              3,856,000         3,934,000
          MANHATTAN                                 85,493,000        87,203,000
          MILLENNIUM                                31,509,000        32,139,000
          PARTNERS                                  51,936,000        52,975,000
          SOCIALLY RESPONSIVE                        4,852,000         4,949,000
          TECHNOLOGY                                   368,000           375,000

     13 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Fund to obtain those securities in the event of a default under the repurchase agreement. A Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Fund under each such repurchase agreement.

     14 ORGANIZATION EXPENSES: Organization expenses incurred by Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive were being amortized on a straight-line basis over a period of up to five years. At February 28, 2001, the balance of such expenses had been completely amortized for Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive.

--------------------------------------------------------------------------------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


     15 REDEMPTION OF FUND SHARES: The Investor and Trust Classes of International and Technology each charge a 2% redemption fee on shares redeemed or exchanged for shares of another fund within 180 days or less of the purchase date. All redemption fees are paid to and recorded by each class as Paid-in capital. For the six months ended February 28, 2001, the Investor and Trust Classes of International received $585,851 and $9,114, respectively, and the Investor and Trust Classes of Technology received $20,437 and $0, respectively, in redemption fees.


     16 INCOME RECOGNITION: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Funds do not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

     17 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated pro rata among its respective classes.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

          Investment Management Fee as a Percentage of Average Daily Net Assets:

                                    FIRST
                                    $250       NEXT $250   NEXT $250     NEXT $250    NEXT $500
                                   MILLION       MILLION     MILLION       MILLION      MILLION    THEREAFTER
         CENTURY                    0.55%         0.525%       0.50%         0.475%      0.45%         0.425%
         FOCUS                      0.55%         0.525%       0.50%         0.475%      0.45%         0.425%
         GENESIS                    0.85%         0.80%        0.75%         0.70%       0.65%         0.65%
         GUARDIAN                   0.55%         0.525%       0.50%         0.475%      0.45%         0.425%
         INTERNATIONAL              0.85%         0.825%       0.80%         0.775%      0.75%         0.725%
         MANHATTAN                  0.55%         0.525%       0.50%         0.475%      0.45%         0.425%
         MILLENNIUM                 0.85%         0.80%        0.75%         0.70%       0.65%         0.65%
         PARTNERS                   0.55%         0.525%       0.50%         0.475%      0.45%         0.425%
         REGENCY                    0.55%         0.525%       0.50%         0.475%      0.45%         0.425%
         SOCIALLY RESPONSIVE        0.55%         0.525%       0.50%         0.475%      0.45%         0.425%
         TECHNOLOGY                 0.85%         0.85%        0.85%         0.85%       0.85%         0.85%

          Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Institutional Class of Genesis pays Management an administration fee at the annual rate of 0.15% of its average daily net assets.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------


          For the Trust Class of Century, Focus, Guardian, Millennium, Partners, Regency, Socially Responsive, and Technology, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The trustees of the Trust have adopted a plan (the "Plan") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management pays this amount to institutions that distribute class shares and provide services to these classes and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

          Management has undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses)("Operating Expenses") which exceed the expense limitation as detailed in following table:


                                                                                                     REIMBURSEMENT
                                                                                                              FROM
                                                                                                    MANAGEMENT FOR
                                                                                                    THE SIX MONTHS
         CLASS                                      EXPENSE   CONTRACTUAL/                      ENDED FEBRUARY 28,
                                              LIMITATION(1)      VOLUNTARY        EXPIRATION                  2001
         CENTURY FUND INVESTOR CLASS                  1.50%    Contractual          12/31/10              $ 20,860
         CENTURY FUND TRUST CLASS                     1.50%    Contractual          12/31/10                28,313
         FOCUS FUND TRUST CLASS                       1.50%      Voluntary            None(2)                   --
         FOCUS FUND ADVISOR CLASS                     1.50%    Contractual          12/31/10                24,284
         GENESIS FUND TRUST CLASS                     1.50%      Voluntary            None(2)                   --
         GENESIS FUND ADVISOR CLASS                   1.50%    Contractual          12/31/10                34,212
         GENESIS FUND INSTITUTIONAL CLASS             0.85%    Contractual          12/31/10               112,294
         GUARDIAN FUND TRUST CLASS                    1.50%      Voluntary            None(2)                   --
         GUARDIAN FUND ADVISOR CLASS                  1.50%    Contractual          12/31/10                    --
         INTERNATIONAL FUND INVESTOR CLASS            1.70%      Voluntary            None(2)                   --
         INTERNATIONAL FUND TRUST CLASS               2.00%      Voluntary            None(2)               83,407
         MANHATTAN FUND TRUST CLASS                   1.50%      Voluntary            None(2)                   --
         MANHATTAN FUND ADVISOR CLASS                 1.50%    Contractual          12/31/10                42,030
         MILLENNIUM FUND INVESTOR CLASS               1.75%      Voluntary            None(2)                   --
         MILLENNIUM FUND TRUST CLASS                  1.75%    Contractual          12/31/10                37,067
         PARTNERS FUND TRUST CLASS                    1.50%      Voluntary            None(2)                   --
         PARTNERS FUND ADVISOR CLASS                  1.50%    Contractual          12/31/10                    --
         REGENCY FUND INVESTOR CLASS                  1.50%    Contractual          12/31/10                 7,533
         REGENCY FUND TRUST CLASS                     1.50%    Contractual          12/31/10                38,634
         SOCIALLY RESPONSIVE FUND TRUST CLASS         1.50%      Voluntary            None(2)               68,015
         TECHNOLOGY FUND INVESTOR CLASS               2.00%    Contractual          12/31/03                29,968
         TECHNOLOGY FUND TRUST CLASS                  2.00%    Contractual          12/31/03                23,620

     (1) Expense limitation per annum of the respective class' average daily net assets.


     (2) Expense limitation subject to termination by Management upon at least 60 days' prior written notice.

--------------------------------------------------------------------------------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


The Investor and Trust Classes of Century, Regency, and Technology each have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended February 28, 2001, there was no reimbursement to Management. The Trust Class of Millennium had agreed to repay Management through December 31, 2000, for its excess Operating Expenses previously reimbursed by Management through December 31, 1999, so long as its annual Operating Expenses during that period did not exceed its Expense Limitation. During the six months ended February 28, 2001, there was no reimbursement to Management. At February 28, 2001, the Trust Class of Millennium has no remaining contingent liability to Management.


Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under the Plan, as described above.

Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $3, $716, $927, $3,060, $794, $506, $1,901, $2,290, $478, $1,567, and $39 for Century, Focus,
Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive, and Technology, respectively.

Note C--Securities Transactions:

During the six months ended February 28, 2001, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

                                                                PURCHASES             SALES
CENTURY                                                       $19,214,000       $21,892,000
FOCUS                                                         501,052,000       281,117,000
GENESIS                                                       565,963,000       219,790,000
GUARDIAN                                                    1,583,496,000     1,760,693,000
INTERNATIONAL                                                  77,103,000        79,893,000
MANHATTAN                                                     541,385,000       590,205,000
MILLENNIUM                                                    171,112,000       211,328,000
PARTNERS                                                    1,051,806,000     1,282,548,000
REGENCY                                                        62,355,000        56,650,000
SOCIALLY RESPONSIVE                                            36,765,000        46,265,000
TECHNOLOGY                                                     31,057,000        21,747,000

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

During the six months ended February 28, 2001, International had entered into various contracts to deliver currencies at specified future dates. At February 28, 2001, open contracts were as follows:


                                                                                                NET
                                         IN EXCHANGE     SETTLEMENT                      UNREALIZED
PURCHASE                   CONTRACTS             FOR           DATE           VALUE    DEPRECIATION
Euro Dollar                8,750,659      $8,300,000         4/3/01      $8,058,220        $241,780


During the six months ended February 28, 2001, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                       NEUBERGER    OTHER BROKERS             TOTAL
CENTURY                                                  $13,000           $6,000           $19,000
FOCUS                                                    292,000          306,000           598,000
GENESIS                                                  344,000          454,000           798,000
GUARDIAN                                               1,818,000        1,858,000         3,676,000
INTERNATIONAL                                                 --          162,000           162,000
MANHATTAN                                                117,000          445,000           562,000
MILLENNIUM                                                24,000          123,000           147,000
PARTNERS                                               1,644,000          999,000         2,643,000
REGENCY                                                   51,000          112,000           163,000
SOCIALLY RESPONSIVE                                       68,000           18,000            86,000
TECHNOLOGY                                                 5,000            4,000             9,000

NOTE D--LINE OF CREDIT:

At February 28, 2001, each Fund (except International) was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2001. During the six months ended February 28, 2001, none of the Funds utilized this line of credit. Prior to September 30, 2000, Genesis, Manhattan, and Millennium were three of the holders of a single, committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest was charged at the overnight Federal Funds Rate plus 0.75% and a facility fee of 0.09% per annum was charged. All other terms of the line of credit were unchanged.

--------------------------------------------------------------------------------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

At February 28, 2001, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Fund will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at February 28, 2001, nor had it utilized this line of credit at any time prior to that date.


NOTE E--INVESTMENTS IN NON-CONTROLLED AFFILIATES*:


FOCUS
                          BALANCE OF           GROSS          GROSS      BALANCE OF
                         SHARES HELD       PURCHASES          SALES     SHARES HELD           VALUE
                          AUGUST 31,             AND            AND    FEBRUARY 28,    FEBRUARY 28,
NAME OF ISSUER                  2000       ADDITIONS     REDUCTIONS            2001            2001
FURNITURE BRANDS
INTERNATIONAL              3,500,000         220,000             --       3,720,000     $91,326,000
NATIONWIDE FINANCIAL
SERVICES                   1,745,000          35,300        179,300       1,601,000      66,282,000


GENESIS

                          BALANCE OF           GROSS          GROSS      BALANCE OF
                         SHARES HELD       PURCHASES          SALES     SHARES HELD           VALUE
                          AUGUST 31,             AND            AND    FEBRUARY 28,    FEBRUARY 28,
NAME OF ISSUER                  2000       ADDITIONS     REDUCTIONS            2001            2001
AAR CORP.                  1,427,050         101,300             --       1,528,350     $20,786,000
ALLIANT TECHSYTEMS           532,800         261,450         84,000         710,250      60,194,000
APTARGROUP INC.            1,723,900         597,900             --       2,321,800      66,636,000
DAVOX CORP.                  807,900              --             --         807,900       8,331,000
FAIR, ISAAC & CO.            839,500          20,000         21,000         838,500      51,819,000
HIGHLAND BANCORP **          331,400              --        331,400              --              --
MENTOR CORP.               1,191,100         496,900             --       1,688,000      38,929,000
META GROUP                   625,000         194,600             --         819,600       3,688,000
MUTUAL RISK MANAGEMENT     1,822,500         353,700             --       2,176,200      24,700,000
PRIMEX TECHNOLOGIES**        729,300              --        729,300              --              --
SOS STAFFING SERVICES**      789,400              --        789,400              --              --
SCOTTISH ANNUITY AND
  LIFE HOLDINGS              891,500              --             --         891,500      14,487,000
WALLACE COMPUTER SERVICES  2,135,300         418,900             --       2,554,200      45,516,000


* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

** At February 28, 2001, the issuers of these securities were no longer affiliated with the Fund.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  Equity Funds cont'd
--------------------------------------------------



     NOTE F--CESSATION OF OPERATIONS:

     On September 7, 2000 and December 6, 2000, the Board of Trustees of Neuberger Berman Equity Assets approved the cessation of the operations of Neuberger Berman Socially Responsive Assets and Neuberger Berman Millennium Assets, respectively. Neuberger Berman Socially Responsive Assets and Neuberger Berman Millennium Assets ceased operations on December 1, 2000 and December 14, 2000, respectively. Shareholders received the net asset value per share for all shares they owned at that date. This may have been a taxable event for those shareholders not participating in a qualified retirement vehicle.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:


     The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.


--------------------------------------------------------------------------------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

FINANCIAL HIGHLIGHTS Century Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


INVESTOR CLASS(1)                                                                                      PERIOD FROM
                                                                       SIX MONTHS ENDED        DECEMBER 6, 1999(2)
                                                                           FEBRUARY 28,              TO AUGUST 31,

                                                                                   2001                       2000
                                                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                             $13.44                     $10.00
                                                                                 ------                     ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                       (.05)                      (.05)
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                  (5.18)                      3.49
                                                                                 ------                     ------
TOTAL FROM INVESTMENT OPERATIONS                                                  (5.23)                      3.44
                                                                                 ------                     ------
NET ASSET VALUE, END OF PERIOD                                                   $ 8.21                     $13.44
                                                                                 ------                     ------
TOTAL RETURN(3)(4)                                                               -38.87%                    +34.40%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                          $ 24.5                     $ 43.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)(6)                                1.50%                      1.50%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(6)(7)                                  1.50%                      1.50%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS(6)                     (.90%)                     (.81%)
PORTFOLIO TURNOVER RATE                                                              57%                        65%


TRUST CLASS(1)                                                                                         PERIOD FROM
                                                                       SIX MONTHS ENDED        DECEMBER 6, 1999(2)
                                                                           FEBRUARY 28,              TO AUGUST 31,

                                                                                   2001                       2000
                                                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                             $13.44                     $10.00
                                                                                 ------                     ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                       (.05)                      (.06)
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                  (5.17)                      3.50
                                                                                 ------                     ------
TOTAL FROM INVESTMENT OPERATIONS                                                  (5.22)                      3.44
                                                                                 ------                     ------
NET ASSET VALUE, END OF PERIOD                                                   $ 8.22                     $13.44
                                                                                 ------                     ------
TOTAL RETURN(3)(4)                                                               -38.84%                   + 34.40%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                          $  1.3                     $  2.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)(6)                                1.50%                      1.50%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(6)(7)                                  1.50%                      1.50%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS(6)                     (.89%)                     (.71%)
PORTFOLIO TURNOVER RATE                                                              57%                        65%



--------------------------------------------------------------------------------
See Notes to Financial Highlights  77

FINANCIAL HIGHLIGHTS Focus Fund
-------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.



INVESTOR CLASS(1)                               SIX MONTHS ENDED
                                                    FEBRUARY 28,                            YEAR ENDED AUGUST 31,

                                                         2001            2000          1999        1998         1997         1996
                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                    $  50.61       $  36.25     $  27.79     $  38.89     $  28.46    $  28.88
                                                        --------       --------     --------     --------     --------    --------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                (.02)          (.01)         .02          .10          .08         .19
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                          (7.85)         19.69        10.50        (6.21)       12.00         .85
                                                        --------       --------     --------     --------     --------    --------
TOTAL FROM INVESTMENT OPERATIONS                           (7.87)         19.68        10.52        (6.11)       12.08        1.04
                                                        --------       --------     --------     --------     --------    --------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                        --           (.01)        (.09)        (.06)        (.22)       (.11)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                     (4.23)         (5.31)       (1.97)       (4.93)       (1.43)      (1.35)
                                                        --------       --------     --------     --------     --------    --------
TOTAL DISTRIBUTIONS                                        (4.23)         (5.32)       (2.06)       (4.99)       (1.65)      (1.46)
                                                        --------       --------     --------     --------     --------    --------
NET ASSET VALUE, END OF PERIOD                          $  38.51       $  50.61     $  36.25     $  27.79     $  38.89    $  28.46
                                                        --------       --------     --------     --------     --------    --------
TOTAL RETURN(3)                                           -15.11%(4)    + 59.29%     + 38.09%      -17.37%     + 43.92%     + 3.70%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                 $1,713.2       $1,996.4     $1,326.6     $1,119.9     $1,411.9    $1,071.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)             .84%(6)        .85%         .85%         .84%         .86%        .89%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                  .84%(6)        .84%         .85%         .84%         .86%        .89%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                    (.09%)(6)      (.02%)        .03%         .27%         .21%        .69%
PORTFOLIO TURNOVER RATE                                       13%            55%          57%          64%          63%         39%


TRUST CLASS(1)                                 SIX MONTHS ENDED
                                                   FEBRUARY 28,                            YEAR ENDED AUGUST 31,

                                                       2001            2000         1999         1998         1997        1996
                                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                    $35.33         $23.62       $17.14       $21.27       $14.83      $14.41
                                                      --------       --------     --------     --------     --------    --------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                              (.04)          (.05)        (.02)         .03          .01         .06
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                        (5.41)         13.40         6.53        (3.66)        6.49         .46
                                                      --------       --------     --------     --------     --------    --------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)         13.35         6.51        (3.63)        6.50         .52
                                                      --------       --------     --------     --------     --------    --------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                      --             --         (.03)        (.01)        (.06)       (.02)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                   (1.42)         (1.64)          --         (.49)          --        (.08)
                                                      --------       --------     --------     --------     --------    --------
TOTAL DISTRIBUTIONS                                      (1.42)         (1.64)        (.03)        (.50)        (.06)       (.10)
                                                      --------       --------     --------     --------     --------    --------
NET ASSET VALUE, END OF PERIOD                          $28.46         $35.33       $23.62       $17.14       $21.27      $14.83
                                                      --------       --------     --------     --------     --------    --------
TOTAL RETURN(3)                                         -15.22%(4)    + 59.02%     + 38.07%     - 17.45%     + 43.93%      +3.62%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                 $433.6         $372.4       $216.0       $193.2       $160.9      $ 55.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)          1.06%(6)       1.05%         .95%         .94%         .96%        .99%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS               1.06%(6)       1.05%(7)      .95%(7)      .94%(7)      .96%(7)     .99%(7)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                  (.29%)(6)      (.22%)       (.07%)        .17%         .11%        .63%
PORTFOLIO TURNOVER RATE                                     13%            55%          57%          64%          63%         39%



See Notes to Financial Highlights      78

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


FINANCIAL HIGHLIGHTS  Focus Fund cont'd
---------------------------------------

                                                                                                           PERIOD FROM
                                                                                                          SEPTEMBER 4,
ADVISOR CLASS(1)                                SIX MONTHS ENDED                                            1996(2) TO
                                                    FEBRUARY 28,            YEAR ENDED AUGUST 31,           AUGUST 31,

                                                          2001          2000         1999         1998           1997
                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                      $23.57       $16.18       $11.31       $14.34         $10.00
                                                          ------       ------       ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                (.06)        (.06)        (.08)        (.03)          (.05)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                          (3.56)        8.99         4.96        (2.42)          4.39
                                                          ------       ------       ------       ------         ------
TOTAL FROM INVESTMENT OPERATIONS                           (3.62)        8.93         4.88        (2.45)          4.34
                                                          ------       ------       ------       ------         ------
LESS DISTRIBUTIONS
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                        --        (1.54)        (.01)        (.58)            --
                                                          ------       ------       ------       ------         ------
NET ASSET VALUE, END OF PERIOD                            $19.95       $23.57       $16.18       $11.31         $14.34
                                                          ------       ------       ------       ------         ------
TOTAL RETURN(3)                                           -15.36%(4)  + 58.68%     + 43.15%     - 17.73%        +43.40%(4)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                   $ 19.5       $ 15.2        $ 1.9        $ 0.5          $ 0.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)            1.50%(6)     1.50%        1.50%        1.50%          1.50%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(7)              1.50%(6)     1.50%        1.50%        1.50%          1.50%(6)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                    (.73%)(6)    (.66%)       (.58%)       (.36%)         (.43%)(6)
PORTFOLIO TURNOVER RATE                                       13%          55%          57%          64%            63%


--------------------------------------------------------------------------------
See Notes to Financial Highlights      79

FINANCIAL HIGHLIGHTS  Genesis Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


INVESTOR CLASS(1)                             SIX MONTHS ENDED
                                                  FEBRUARY 28,                            YEAR ENDED AUGUST 31,

                                                        2001          2000         1999         1998         1997         1996
                                                    UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                    $18.00        $14.39       $12.47     $  15.55       $10.91      $  9.52
                                                        ------        ------       ------     --------       ------      -------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                --            --          .11          .11         (.01)        (.01)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                         1.96          3.69         2.27        (3.00)        4.80         1.95
                                                        ------        ------       ------     --------       ------      -------
TOTAL FROM INVESTMENT OPERATIONS                          1.96          3.69         2.38        (2.89)        4.79         1.94
                                                        ------        ------       ------     --------       ------      -------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                      --          (.08)        (.12)          --           --           --
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                   (1.04)           --         (.34)        (.19)        (.15)        (.55)
                                                        ------        ------       ------     --------       ------      -------
TOTAL DISTRIBUTIONS                                      (1.04)         (.08)        (.46)        (.19)        (.15)        (.55)
                                                        ------        ------       ------     --------       ------      -------
NET ASSET VALUE, END OF PERIOD                          $18.92        $18.00       $14.39     $  12.47       $15.55       $10.91
                                                        ------        ------       ------     --------       ------      -------
TOTAL RETURN(3)                                        + 11.45%(4)   + 25.79%     + 19.20%      -18.82%     + 44.32%     + 21.32%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                 $894.4        $749.0       $851.3     $1,079.1       $718.1       $195.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)          1.13%(6)      1.21%        1.17%        1.11%        1.17%        1.28%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS               1.13%(6)      1.21%        1.17%        1.10%(7)     1.16%(7)     1.28%(7)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                    --(6)       (.02%)        .61%         .72%        (.08%)       (.18%)
PORTFOLIO TURNOVER RATE                                     11%           38%          33%          18%          18%          21%



TRUST CLASS(1)                                SIX MONTHS ENDED
                                                  FEBRUARY 28,                            YEAR ENDED AUGUST 31,

                                                         2001           2000         1999         1998         1997         1996
                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                  $  25.34         $20.26      $17.28       $21.45       $14.99       $12.65
                                                        ------        ------       ------     --------       ------      -------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                --            --          .13          .12         (.01)        (.02)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                         2.81          5.19         3.17        (4.14)        6.61         2.68
                                                        ------        ------       ------     --------       ------      -------
TOTAL FROM INVESTMENT OPERATIONS                          2.81          5.19         3.30        (4.02)        6.60         2.66
                                                        ------        ------       ------     --------       ------      -------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                      --          (.11)        (.12)          --           --           --
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                   (1.04)           --         (.20)        (.15)        (.14)        (.32)
                                                        ------        ------       ------     --------       ------      -------
TOTAL DISTRIBUTIONS                                      (1.04)         (.11)        (.32)        (.15)        (.14)        (.32)
                                                        ------        ------       ------     --------       ------      -------
NET ASSET VALUE, END OF PERIOD                        $  27.11        $25.34       $20.26       $17.28       $21.45       $14.99
                                                        ------        ------       ------     --------       ------      -------
TOTAL RETURN(3)                                        + 11.49%(4)   + 25.76%     + 19.15%      -18.88%     + 44.31%     + 21.44%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,150.3        $770.9       $591.1       $704.5       $382.7       $ 65.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)          1.18%(6)      1.21%        1.23%        1.17%        1.26%        1.38%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS               1.18%(6)      1.21%        1.23%        1.17%(7)     1.25%(7)     1.38%(7)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                  (.03%)(6)     (.02%)        .54%         .68%        (.16%)       (.27%)
PORTFOLIO TURNOVER RATE                                     11%           38%          33%          18%          18%          21%



See Notes to Financial Highlights     80

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

FINANCIAL HIGHLIGHTS Genesis Fund cont'd
----------------------------------------


                                                                                                                    PERIOD FROM
ADVISOR CLASS(1)                                           SIX MONTHS ENDED                                    APRIL 2, 1997(2)
                                                               FEBRUARY 28,          YEAR ENDED AUGUST 31,        TO AUGUST 31,

                                                                    2001           2000         1999         1998        1997
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                 $15.84       $12.64       $10.67       $13.21       $10.00
                                                                     ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                           (.03)        (.04)         .01          .02         (.01)
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)       1.69         3.25         1.99        (2.52)        3.22
                                                                     ------       ------       ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS                                       1.66         3.21         2.00        (2.50)        3.21
                                                                     ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                                   --         (.01)        (.03)          --           --
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                                (1.47)          --           --         (.04)          --
                                                                     ------       ------       ------       ------       ------
TOTAL DISTRIBUTIONS                                                   (1.47)        (.01)        (.03)        (.04)          --
                                                                     ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                                       $16.03       $15.84       $12.64       $10.67       $13.21
                                                                     ------       ------       ------       ------       ------
TOTAL RETURN(3)                                                     + 11.38%(4)  + 25.42%     + 18.75%      -18.99%     + 32.10%(4)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                              $126.5       $ 99.0       $ 81.8       $ 24.5        $ 0.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)                       1.50%(6)     1.50%        1.50%        1.50%        1.50%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(7)                         1.50%(6)     1.50%        1.50%        1.50%        1.50%(6)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS            (.36%)(6)    (.31%)        .16%         .60%        (.36%)(6)
PORTFOLIO TURNOVER RATE                                                  11%          38%          33%          18%          18%


INSTITUTIONAL CLASS(1)                                                              SIX MONTHS                   PERIOD FROM
                                                                                         ENDED   YEAR ENDED   JULY 1, 1999(2)
                                                                                  FEBRUARY 28,   AUGUST 31,     TO AUGUST 31,

                                                                                          2001        2000             1999
                                                                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $25.41       $20.28           $21.01
                                                                                        ------       ------           ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                               .04          .08              .02
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                          2.68         5.20             (.75)
                                                                                        ------       ------           ------
TOTAL FROM INVESTMENT OPERATIONS                                                          2.72         5.28             (.73)
                                                                                        ------       ------           ------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                                                    (.06)        (.04)              --
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                                                   (2.39)        (.11)              --
                                                                                        ------       ------           ------
TOTAL DISTRIBUTIONS                                                                      (2.45)        (.15)              --
                                                                                        ------       ------           ------
NET ASSET VALUE, END OF PERIOD                                                          $25.68       $25.41           $20.28
                                                                                        ------       ------           ------
TOTAL RETURN(3)                                                                        + 11.65%(4)  + 26.22%           -3.47%(4)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                 $297.9       $232.1           $224.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)                                           .85%(6)      .85%             .85%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(7)                                             .85%(6)      .85%             .85%(6)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                .29%(6)      .34%             .48%(6)
PORTFOLIO TURNOVER RATE                                                                     11%          38%              33%


--------------------------------------------------------------------------------
See Notes to Financial Highlights  81

FINANCIAL HIGHLIGHTS    Guardian Fund
-------------------------------------


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


INVESTOR CLASS(1)                             SIX MONTHS ENDED
                                                  FEBRUARY 28,                           YEAR ENDED AUGUST 31,
                                              ----------------      --------------------------------------------------------------

                                                          2001           2000         1999         1998         1997         1996
                                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                  $  20.22       $  22.72     $  21.32     $  31.41     $  23.78     $  23.61
                                                      --------       --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                               .10            .14          .18          .18          .15          .31
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                        (2.29)          2.99         5.29        (6.09)        8.96          .90
                                                      --------       --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                         (2.19)          3.13         5.47        (5.91)        9.11         1.21
                                                      --------       --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                    (.08)          (.15)        (.16)        (.18)        (.24)        (.28)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                   (3.10)         (5.48)       (3.91)       (4.00)       (1.24)        (.76)
                                                      --------       --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                      (3.18)         (5.63)       (4.07)       (4.18)       (1.48)       (1.04)
                                                      --------       --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  14.85       $  20.22     $  22.72     $  21.32     $  31.41     $  23.78
                                                      --------       --------     --------     --------     --------     --------
TOTAL RETURN(3)                                         -10.34%(4)     +16.84%      +26.12%      -20.80%      +39.69%       +5.27%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,172.3       $2,713.2     $3,441.0     $4,210.8     $6,475.1     $4,905.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)           .86%(6)        .84%         .82%         .79%         .80%         .82%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                .86%(6)        .84%         .82%         .79%         .80%         .82%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                   .91%(6)        .64%         .70%         .59%         .55%        1.37%
PORTFOLIO TURNOVER RATE                                     53%            83%          73%          60%          50%          37%

TRUST CLASS(1)                              SIX MONTHS ENDED
                                                FEBRUARY 28,                           YEAR ENDED AUGUST 31,
                                            ----------------      --------------------------------------------------------------

                                                        2001           2000         1999         1998         1997         1996
                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                  $15.44       $  16.36     $  14.24     $  19.47     $  14.24     $  13.83
                                                      ------       --------     --------     --------     --------     --------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                             .07            .09          .12          .09          .08          .16
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                      (1.73)          2.23         3.57        (3.93)        5.48          .55
                                                      ------       --------     --------     --------     --------     --------

TOTAL FROM INVESTMENT OPERATIONS                       (1.66)          2.32         3.69        (3.84)        5.56          .71
                                                      ------       --------     --------     --------     --------     --------

LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                  (.05)          (.10)        (.10)        (.10)        (.10)        (.14)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                 (2.01)         (3.14)       (1.47)       (1.29)        (.23)        (.16)
                                                      ------       --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                    (2.06)         (3.24)       (1.57)       (1.39)        (.33)        (.30)
                                                      ------       --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $11.72       $  15.44     $  16.36     $  14.24     $  19.47     $  14.24
                                                      ------       --------     --------     --------     --------     --------
TOTAL RETURN(3)                                       -10.33%(4)    + 16.72%     + 26.07%      -20.88%     + 39.56%      + 5.19%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)               $901.5       $1,093.6     $1,251.2     $1,529.5     $2,269.8     $1,340.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)        1.00%(6)        .91%         .88%         .87%         .88%         .92%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS             1.00%(6)        .91%         .88%         .87%         .88%         .92%(7)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                 .78%(6)        .58%         .65%         .50%         .47%        1.26%
PORTFOLIO TURNOVER RATE                                   53%            83%          73%          60%          50%          37%
-----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights     82

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


FINANCIAL HIGHLIGHTS  Guardian Fund cont'd



                                                                                                                     PERIOD FROM
ADVISOR CLASS(1)                                     SIX MONTHS ENDED                                               SEPTEMBER 4,
                                                         FEBRUARY 28,         YEAR ENDED AUGUST 31,        1996(2) TO AUGUST 31,
                                                  -------------------    -------------------------------   ---------------------

                                                               2001        2000        1999        1998               1997
                                                        (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 15.60      $13.54      $10.81      $13.88             $10.00
                                                            -------      ------      ------      ------             ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                    .02          --          --        (.02)               .01
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                             (1.69)       2.16        2.73       (2.92)              3.88
                                                            -------      ------      ------      ------             ------
TOTAL FROM INVESTMENT OPERATIONS                              (1.67)       2.16        2.73       (2.94)              3.89
                                                            -------      ------      ------      ------             ------

LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                         (.01)       (.01)         --          --               (.01)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                         (.68)       (.09)         --        (.13)                --
                                                            -------      ------      ------      ------             ------
TOTAL DISTRIBUTIONS                                            (.69)       (.10)         --        (.13)              (.01)
                                                            -------      ------      ------      ------             ------
NET ASSET VALUE, END OF PERIOD                              $ 13.24      $15.60      $13.54      $10.81             $13.88
                                                            -------      ------      ------      ------             ------
TOTAL RETURN(3)                                              -10.56%(4)  +16.04%     +25.25%     -21.34%            +38.92%(4)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                     $  24.8      $ 27.5      $ 24.8      $ 17.5             $  9.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)               1.46%(6)    1.48%       1.50%       1.50%              1.50%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.46%(6)    1.47%       1.50%(7)    1.50%(7)           1.50%(6)(7)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                        .32%(6)      --         .03%       (.16%)             (.12%)(6)
PORTFOLIO TURNOVER RATE                                          53%         83%         73%         60%                50%
-----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights     83

FINANCIAL HIGHLIGHTS    International Fund



The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.



INVESTOR CLASS(1)                                   SIX MONTHS ENDED
                                                        FEBRUARY 28,                        YEAR ENDED AUGUST 31,
                                                  --------------------   --------------------------------------------------------

                                                                2001          2000       1999       1998        1997       1996
                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                          $20.82        $16.76     $13.85     $14.83      $11.91     $10.70
                                                              ------        ------     ------     ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                    (.02)         (.07)      (.08)      (.03)         --        .01
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                              (3.53)         4.35       3.00       (.81)       2.94       1.24
                                                              ------        ------     ------     ------      ------     ------
TOTAL FROM INVESTMENT OPERATIONS                               (3.55)         4.28       2.92       (.84)       2.94       1.25
                                                              ------        ------     ------     ------      ------     ------

LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                            --          (.01)        --         --        (.02)      (.04)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                         (4.32)         (.21)      (.01)      (.14)         --         --
                                                              ------        ------     ------     ------      ------     ------
TOTAL DISTRIBUTIONS                                            (4.32)         (.22)      (.01)      (.14)       (.02)      (.04)
                                                              ------        ------     ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD                                $12.95        $20.82     $16.76     $13.85      $14.83     $11.91
                                                              ------        ------     ------     ------      ------     ------
TOTAL RETURN(3)                                               -18.54%(4)    +25.43%    +21.09%     -5.69%     +24.71%    +11.73%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                       $121.5        $193.7     $112.5     $125.5      $115.4     $ 57.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)                1.56%(6)      1.43%      1.61%      1.71%       1.70%      1.70%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     1.56%(6)      1.43%      1.61%(8)   1.70%(8)    1.70%(8)   1.70%(7)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                        (.21%)(6)     (.33%)     (.43%)     (.24%)      (.02%)      .24%
PORTFOLIO TURNOVER RATE                                           67%           80%        94%        46%         37%        45%



                                                                                                                 PERIOD FROM
TRUST CLASS(1)                                        SIX MONTHS ENDED                                      JUNE 29, 1998(2)
                                                          FEBRUARY 28,         YEAR ENDED AUGUST 31,           TO AUGUST 31,
                                                    --------------------     -------------------------    --------------------

                                                                  2001           2000          1999                     1998
                                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                            $21.24         $16.92        $13.87                   $17.13
                                                                ------         ------        ------                   ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                      (.04)          (.08)         (.07)                    (.02)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                (3.61)          4.61          3.12                    (3.24)
                                                                ------         ------        ------                   ------
TOTAL FROM INVESTMENT OPERATIONS                                 (3.65)          4.53          3.05                    (3.26)
                                                                ------         ------        ------                   ------

LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                              --           (.01)           --                       --
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                           (3.86)          (.20)           --                       --
                                                                ------         ------        ------                   ------
TOTAL DISTRIBUTIONS                                              (3.86)          (.21)           --                       --
                                                                ------         ------        ------                   ------
Net Asset Value, End of Period                                  $13.73         $21.24        $16.92                   $13.87
                                                                ------         ------        ------                   ------
TOTAL RETURN(3)                                                 -18.49%(4)     +26.72%       +21.99%                  -19.03%(4)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                         $  2.3         $  4.0        $  2.4                   $  1.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)                  1.77%(6)       1.53%         1.70%                    1.70%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(7)                    1.77%(6)       1.53%         1.70%                    1.70%(6)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                          (.41%)(6)      (.43%)        (.49%)                   (.54%)(6)
PORTFOLIO TURNOVER RATE                                             67%            80%           94%                      46%
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights     84

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


FINANCIAL HIGHLIGHTS    Manhattan Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.



INVESTOR CLASS(1)                                 SIX MONTHS ENDED
                                                      FEBRUARY 28,                          YEAR ENDED AUGUST 31,
                                                 ------------------    ------------------------------------------------------------

                                                              2001           2000       1999       1998       1997        1996
                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                        $21.01       $  12.07     $ 9.42     $14.51     $11.94      $13.27
                                                            ------       --------     ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                  (.03)          (.08)      (.06)      (.05)      (.03)       (.04)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                            (7.71)         10.22       3.54      (1.20)      4.26        (.33)
                                                            ------       --------     ------     ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS                             (7.74)         10.14       3.48      (1.25)      4.23        (.37)
                                                            ------       --------     ------     ------     ------      ------
LESS DISTRIBUTIONS
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                       (5.36)         (1.20)      (.83)     (3.84)     (1.66)       (.96)
                                                            ------       --------     ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD                              $ 7.91       $  21.01     $12.07     $ 9.42     $14.51      $11.94
                                                            ------       --------     ------     ------     ------      ------
TOTAL RETURN(3)                                             -41.65%(4)     +87.89%    +37.40%    -11.02%    +38.75%      -2.91%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                     $668.8       $1,178.6     $566.0     $476.6     $570.4      $516.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)               .94%(6)        .92%      1.00%       .95%       .99%        .98%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    .94%(6)        .92%      1.00%       .94%       .98%        .98%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                      (.57%)(6)      (.52%)     (.50%)     (.42%)     (.20%)      (.27%)
PORTFOLIO TURNOVER RATE                                         56%           105%       115%        90%        89%         53%



TRUST CLASS(1)                                     SIX MONTHS ENDED
                                                       FEBRUARY 28,                          YEAR ENDED AUGUST 31,
                                                  ------------------     ---------------------------------------------------------

                                                               2001          2000       1999       1998       1997        1996
                                                        (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 26.01         $15.02     $11.61     $15.77     $12.18      $12.99
                                                           -------         ------     ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                  (.10)          (.11)      (.11)      (.07)      (.04)       (.04)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                           (10.06)         12.64       4.29      (1.40)      4.55        (.34)
                                                           -------         ------     ------     ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS                            (10.16)         12.53       4.18      (1.47)      4.51        (.38)
                                                           -------         ------     ------     ------     ------      ------
LESS DISTRIBUTIONS
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                       (3.64)         (1.54)      (.77)     (2.69)      (.92)       (.43)
                                                           -------         ------     ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD                             $ 12.21         $26.01     $15.02     $11.61     $15.77      $12.18
                                                           -------         ------     ------     ------     ------      ------
TOTAL RETURN(3)                                             -41.71%(4)     +87.95%    +36.24%    -11.23%    +38.84%      -2.98%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                    $  44.8         $138.6     $ 45.3     $ 46.1     $ 51.1      $ 48.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)              1.09%(6)       1.02%      1.11%      1.04%      1.09%       1.08%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.09%(6)       1.02%(7)   1.11%(7)   1.04%(7)   1.09%(7)    1.08%(7)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                      (.72%)(6)    (.62%)       (.61%)       (.52%)   (.30%)       .38%
PORTFOLIO TURNOVER RATE                                         56%         105%         115%          90%      89%         53%
-----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights     85

FINANCIAL HIGHLIGHTS  Manhattan Fund cont'd


                                                                                                           PERIOD FROM
                                                                                                          SEPTEMBER 4,
ADVISOR CLASS(1)                            SIX MONTHS ENDED                                                1996(2) TO
                                                FEBRUARY 28,                 YEAR ENDED AUGUST 31,          AUGUST 31,
                                          ------------------     ------------------------------------------------------
                                                        2001           2000         1999         1998             1997
                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                  $27.05         $14.54       $10.76       $13.75           $10.00
                                                     -------         ------       ------       ------           ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                            (.09)          (.21)        (.04)        (.11)            (.08)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                     (10.57)         12.72         3.92        (1.22)            3.94
                                                     -------         ------       ------       ------           ------
TOTAL FROM INVESTMENT OPERATIONS                      (10.66)         12.51         3.88        (1.33)            3.86
                                                     -------         ------       ------       ------           ------
LESS DISTRIBUTIONS
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                 (3.50)         --            (.10)       (1.66)            (.11)
                                                     -------         ------       ------       ------           ------
NET ASSET VALUE, END OF PERIOD                        $12.89         $27.05       $14.54       $10.76           $13.75
                                                     -------         ------       ------       ------           ------
TOTAL RETURN(3)                                       -41.86%(4)    + 86.04%     + 36.09%      -11.29%         + 38.86%(4)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
  (IN MILLIONS)                                     $    3.9       $    5.4     $    1.7     $    0.2          $   0.1
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS(5)                                         1.50%(6)       1.50%        1.50%        1.50%            1.50%(6)
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS(7)                                         1.50%(6)       1.50%        1.50%        1.50%            1.50%(6)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                               (1.13%)(6)     (1.09%)      (1.00%)       (.98%)           (.70%)(6)
PORTFOLIO TURNOVER RATE                                   56%           105%         115%          90%              89%
---------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights                86

                                NEUBERGER BERMAN FEBRUARY 28, 2001, (UNAUDITED)



FINANCIAL HIGHLIGHTS  Millennium Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


                                                                                                               PERIOD FROM
INVESTOR CLASS(1)                                                                   SIX MONTHS                 OCTOBER 20,
                                                                                         ENDED     YEAR ENDED   1998(2) TO
                                                                                  FEBRUARY 28,     AUGUST 31,   AUGUST 31,
                                                                                  ------------     ----------  -----------
                                                                                          2001           2000         1999
                                                                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $36.02        $19.49       $10.00
                                                                                         ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                               (.13)         (.24)        (.10)
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                         (15.43)        18.61         9.59
                                                                                         ------        ------       ------
TOTAL FROM INVESTMENT OPERATIONS                                                         (15.56)        18.37         9.49
                                                                                         ------        ------       ------
LESS DISTRIBUTIONS
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                                                    (5.10)        (1.84)        --
                                                                                         ------        ------       ------
NET ASSET VALUE, END OF PERIOD                                                           $15.36        $36.02       $19.49
                                                                                         ------        ------       ------
TOTAL RETURN(3)                                                                          -44.60%(4)   + 96.88%     + 94.90%(4)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                  $136.3        $315.5      $  66.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)                                           1.41%(6)      1.38%        1.76%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                                1.41%(6)      1.38%(8)     1.75%(6)(7)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                               (1.11%)(6)     (.94%)      (1.23%)(6)
PORTFOLIO TURNOVER RATE                                                                      77%          176%         208%



                                                                                                               PERIOD FROM
TRUST CLASS(1)                                                                       SIX MONTHS                NOVEMBER 4,
                                                                                          ENDED    YEAR ENDED   1998(2) TO
                                                                                   FEBRUARY 28,    AUGUST 31,   AUGUST 31,
                                                                                  ------------     ----------  -----------
                                                                                           2001          2000         1999
                                                                                    (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $34.10        $18.20       $10.00
                                                                                         ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                               (.17)         (.27)        (.10)
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                         (14.87)        17.45         8.30
                                                                                         ------        ------       ------
TOTAL FROM INVESTMENT OPERATIONS                                                         (15.04)        17.18         8.20
                                                                                         ------        ------       ------
LESS DISTRIBUTIONS

DISTRIBUTIONS (FROM NET CAPITAL GAINS)                                                    (2.11)        (1.28)       --
                                                                                         ------        ------       ------
NET ASSET VALUE, END OF PERIOD                                                           $16.95        $34.10       $18.20
                                                                                         ------        ------       ------
TOTAL RETURN(3)                                                                          -44.73%(4)    +96.66%      +82.00%(4)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                $    9.5       $  19.5     $    2.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)                                           1.75%(6)      1.75%        1.76%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(7)                                             1.75%(6)      1.75%        1.75%(6)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                               (1.44%)(6)    (1.31%)      (1.24%)(6)
PORTFOLIO TURNOVER RATE                                                                      77%          176%         208%
---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights                87

FINANCIAL HIGHLIGHTS  Partners Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


INVESTOR CLASS(1)                                 SIX MONTHS
                                                       ENDED
                                                FEBRUARY 28,                           YEAR ENDED AUGUST 31,
                                                ------------      --------------------------------------------------------------
                                                        2001           2000         1999         1998         1997          1996
                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                $   25.03     $   26.42    $   22.97    $   31.60    $   23.88     $   23.72
                                                    ---------     ---------    ---------    ---------    ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                              .05           .19          .27          .23          .19           .22
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                       (1.10)         1.81         5.59        (2.83)       10.36          2.84
                                                    ---------     ---------    ---------    ---------    ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                        (1.05)         2.00         5.86        (2.60)       10.55          3.06
                                                    ---------     ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                   (.17)         (.29)       --            (.19)        (.22)         (.20)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                  (1.93)        (3.10)       (2.41)       (5.84)       (2.61)        (2.70)
                                                    ---------     ---------    ---------    ---------    ---------     ---------
TOTAL DISTRIBUTIONS                                     (2.10)        (3.39)       (2.41)       (6.03)       (2.83)        (2.90)
                                                    ---------     ---------    ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD                      $   21.88     $   25.03    $   26.42    $   22.97     $  31.60     $   23.88
                                                    ---------     ---------    ---------    ---------    ---------     ---------
TOTAL RETURN(3)                                         -3.78%(4)    + 8.51%     + 26.08%      -10.03%     + 47.11%      + 13.86%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)              $1,913.2      $2,191.8     $2,854.4     $2,812.7     $3,103.7      $1,871.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)          .87%(6)       .84%         .82%         .80%         .81%          .84%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS               .87%(6)       .84%         .82%         .80%         .81%          .84%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                      .34%(6)       .60%         .94%         .78%         .72%          .93%
PORTFOLIO TURNOVER RATE                                    41%           95%         132%         109%          77%           96%



TRUST CLASS(1)                                     SIX MONTHS
                                                        ENDED
                                                 FEBRUARY 28,                           YEAR ENDED AUGUST 31,
                                                 ------------      --------------------------------------------------------------
                                                         2001          2000         1999        1998          1997          1996
                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                   $18.74        $18.71       $15.24      $18.80        $13.39        $12.68
                                                    ---------     ---------    ---------    ---------    ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                              .02           .13          .16         .11           .07           .08
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                        (.79)         1.34         3.77       (1.82)         6.06          1.59
                                                    ---------     ---------    ---------    ---------    ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                         (.77)         1.47         3.93       (1.71)         6.13          1.67
                                                    ---------     ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                   (.11)         (.19)       --           (.08)         (.08)         (.07)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                  (1.00)        (1.25)        (.46)      (1.77)         (.64)         (.89)
                                                    ---------     ---------    ---------    ---------    ---------     ---------
TOTAL DISTRIBUTIONS                                     (1.11)        (1.44)        (.46)      (1.85)         (.72)         (.96)
                                                    ---------     ---------    ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD                         $16.86        $18.74       $18.71      $15.24        $18.80        $13.39
                                                    ---------     ---------    ---------    ---------    ---------     ---------
TOTAL RETURN(3)                                         -3.82%(4)    + 8.41%     + 25.91%     -10.15%      + 47.11%      + 13.76%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                $531.2        $622.6       $850.1      $729.7        $470.6        $128.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)         1.02%(6)       .92%         .91%        .90%          .91%          .94%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS              1.02%(6)       .92%         .91%        .90%(7)       .91%(7)       .94%(7)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                  .18%(6)       .53%         .83%        .70%          .64%          .84%
PORTFOLIO TURNOVER RATE                                    41%           95%         132%        109%           77%           96%
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights                88

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)


FINANCIAL HIGHLIGHTS  Partners Fund cont'd


                                                                                                                   PERIOD FROM
ADVISOR CLASS(1)                                   SIX MONTHS                                                       AUGUST 19,
                                                        ENDED                                                       1996(2) TO
                                                 FEBRUARY 28,                 YEAR ENDED AUGUST 31,                 AUGUST 31,
                                                 ------------    -----------------------------------------------   -----------
                                                         2001          2000         1999         1998        1997        1996
                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                   $16.03        $15.74       $12.59       $14.42     $  9.91      $10.00
                                                      -------       -------      -------      -------     -------      ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                             (.01)          .02          .06          .01         .01       --
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                        (.67)         1.17         3.15        (1.51)       4.56        (.09)
                                                      -------       -------      -------      -------     -------      ------
TOTAL FROM INVESTMENT OPERATIONS                         (.68)         1.19         3.21        (1.50)       4.57        (.09)
                                                      -------       -------      -------      -------     -------      ------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                   (.01)         (.01)        (.06)        (.01)       (.01)      --
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                   (.69)         (.89)       --            (.32)       (.05)      --
                                                      -------       -------      -------      -------     -------      ------
TOTAL DISTRIBUTIONS                                      (.70)         (.90)        (.06)        (.33)       (.06)      --
                                                      -------       -------      -------      -------     -------      ------

NET ASSET VALUE, END OF PERIOD                         $14.65        $16.03       $15.74       $12.59      $14.42     $  9.91
                                                      -------       -------      -------      -------     -------      ------

TOTAL RETURN(3)                                         -4.03%(4)     +7.99%      +25.51%      -10.69%     +46.26%      -0.90%(4)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)              $  50.1       $  53.5      $  62.4      $  29.3      $   5.8    $    0.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)         1.41%(6)      1.32%        1.31%        1.50%       1.50%       1.50%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS              1.41%(6)      1.32%        1.31%        1.50%(7)    1.50%(7)    1.50%(6)(7)
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                 (.20%)(6)      .11%         .41%         .12%        .08%       2.38%(6)
PORTFOLIO TURNOVER RATE                                    41%           95%         132%         109%         77%         96%
-----------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights                89

FINANCIAL HIGHLIGHTS Regency Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


INVESTOR CLASS(1)                                                                    SIX MONTHS                          PERIOD FROM
                                                                                          ENDED       YEAR ENDED     JUNE 1, 1999(2)
                                                                                   FEBRUARY 28,       AUGUST 31,       TO AUGUST 31,
                                                                                           2001             2000                1999
                                                                                    (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                                      $13.02         $  9.82          $10.00
                                                                                          ------         -------          ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                                  --              --             .01
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                             .38            3.38            (.19)
                                                                                          ------         -------          ------
TOTAL FROM INVESTMENT OPERATIONS                                                             .38            3.38            (.18)
                                                                                          ------         -------          ------

LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                                                        --            (.02)             --
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                                                      (.70)           (.16)             --
                                                                                          ------         -------          ------
TOTAL DISTRIBUTIONS                                                                         (.70)           (.18)             --
                                                                                          ------         -------          ------
NET ASSET VALUE, END OF PERIOD                                                            $12.70          $13.02         $  9.82
                                                                                          ------         -------          ------
TOTAL RETURN(3)                                                                           + 3.02%(4)     + 34.95%          -1.80%(4)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                 $  19.2          $  10.9         $   7.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)                                            1.50%(6)        1.51%           1.51%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(7)                                              1.50%(6)        1.50%           1.50%(6)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                 (.04%)(6)         --             .66%(6)
PORTFOLIO TURNOVER RATE                                                                      150%            200%             42%

TRUST CLASS(1)                                                                        SIX MONTHS                         PERIOD FROM
                                                                                           ENDED      YEAR ENDED    JUNE 10, 1999(2)
                                                                                    FEBRUARY 28,      AUGUST 31,       TO AUGUST 31,
                                                                                             2001           2000                1999
                                                                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                                      $13.15         $  9.76           $10.00
                                                                                          ------         -------          ------
INCOME FROM INVESTMENT OPERATION
NET INVESTMENT INCOME (LOSS)                                                                (.01)             --             .01
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                             .36            3.40            (.25)
                                                                                          ------         -------          ------
TOTAL FROM INVESTMENT OPERATIONS                                                             .35            3.40            (.24)
                                                                                          ------         -------          ------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                                                        --            (.01)             --
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                                                     (2.39)             --              --
                                                                                          ------         -------          ------
TOTAL DISTRIBUTIONS                                                                        (2.39)           (.01)             --
                                                                                          ------         -------          ------
NET ASSET VALUE, END OF PERIOD                                                            $11.11          $13.15          $ 9.76
                                                                                          ------         -------          ------
TOTAL RETURN(3)                                                                           + 3.01%(4)     + 34.86%          -2.40%(4)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                 $   27.4         $  25.1         $   0.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)                                            1.50%(6)        1.51%           1.51%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(7)                                              1.50%(6)        1.50%           1.50%(6)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                 (.11%)(6)       (.01%)           .57%(6)
PORTFOLIO TURNOVER RATE                                                                      150%            200%             42%



-------------------------------------------------------------------------------
See Notes to Financial Highlights  90

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

FINANCIAL HIGHLIGHTS  Socially Responsive Fund.


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


INVESTOR CLASS(1)                              SIX MONTHS ENDED
                                                   FEBRUARY 28,                          YEAR ENDED AUGUST 31,

                                                          2001         2000         1999         1998         1997         1996
                                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                    $21.01       $21.33       $16.32       $17.79       $13.88       $11.84
                                                        ------       ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                --           --          .02          .07          .03          .02
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED
 AND UNREALIZED)                                         (1.21)         .57         5.94        (1.11)        4.33         2.35
                                                        ------       ------       ------       ------        ------      -------
TOTAL FROM INVESTMENT OPERATIONS                         (1.21)         .57         5.96        (1.04)        4.36         2.37
                                                        ------       ------       ------       ------        ------      -------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                      --         (.02)        (.07)        (.03)        (.03)        (.02)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                      --         (.87)        (.88)        (.40)        (.42)        (.31)
                                                        ------       ------       ------       ------       ------       ------
TOTAL DISTRIBUTIONS                                         --         (.89)        (.95)        (.43)        (.45)        (.33)
                                                        ------       ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                          $19.80       $21.01       $21.33       $16.32       $17.79       $13.88
                                                        ------       ------       ------       ------       ------       ------
TOTAL RETURN(3)                                          -5.76%(4)   + 2.96%      +37.09%       -6.02%      +31.96%      +20.19%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                  $95.2       $107.6       $118.9       $ 82.5       $ 59.7       $ 32.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)          1.17%(6)     1.12%        1.10%        1.10%        1.49%        1.50%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS               1.17%(6)     1.12%        1.10%        1.10%        1.48%(8)     1.50%(7)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
 NET ASSETS                                                .02%(6)      .01%         .12%         .43%         .23%         .19%
PORTFOLIO TURNOVER RATE                                     30%          76%          53%          47%          51%          53%



                                                                                                                         PERIOD FROM
TRUST CLASS(1)                                            SIX MONTHS ENDED                                          MARCH 3, 1997(2)
                                                              FEBRUARY 28,             YEAR ENDED AUGUST 31,           TO AUGUST 31,
                                                                      2001         2000         1999         1998           1997
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                $14.53       $14.41       $10.64       $11.43         $10.00
                                                                    ------       ------       ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                          (.02)        (.02)          --          .03             --
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)      (.84)         .40         3.90         (.71)          1.43
                                                                    ------       ------       ------       ------         ------
TOTAL FROM INVESTMENT OPERATIONS                                      (.86)         .38         3.90         (.68)          1.43
                                                                    ------       ------       ------       ------         ------


LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                                  --           --         (.03)        (.01)            --
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                                  --         (.25)        (.10)        (.10)            --
TAX RETURN OF CAPITAL                                                   --         (.01)          --           --             --
                                                                    ------       ------       ------       ------         ------
TOTAL DISTRIBUTIONS                                                     --         (.26)        (.13)        (.11)            --
                                                                    ------       ------       ------       ------         ------
NET ASSET VALUE, END OF PERIOD                                      $13.67       $14.53       $14.41       $10.64         $11.43
                                                                    ------       ------       ------       ------         ------
TOTAL RETURN(3)                                                     -5.92%(4)     +2.76%      +36.76%       -6.05%        +14.30%(4)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                             $ 28.5        $29.0       $ 25.3       $ 13.4       $    7.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)                      1.43%(6)     1.32%        1.20%        1.20%          1.58%(6)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(7)                        1.42%(6)     1.32%        1.20%        1.20%          1.58%(6)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS           (.24%)(6)    (.19%)        .01%         .33%           .06%(6)
PORTFOLIO TURNOVER RATE                                                 30%          76%          53%          47%            51%



-------------------------------------------------------------------------------
See Notes to Financial Highlights  91

FINANCIAL HIGHLIGHTS  Technology Fund



The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.




INVESTOR CLASS(1)                                                                     SIX MONTHS        PERIOD FROM
                                                                                           ENDED     MAY 1, 2000(2)
                                                                                    FEBRUARY 28,      TO AUGUST 31,


                                                                                            2001               2000
                                                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                                      $12.16           $10.00
                                                                                          ------           ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                                (.08)            (.01)
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                           (6.82)            2.17
                                                                                          ------           ------
TOTAL FROM INVESTMENT OPERATIONS                                                           (6.90)            2.16
                                                                                          ------           ------

LESS DISTRIBUTIONS
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                                                      (.02)             --
                                                                                          ------           ------
NET ASSET VALUE, END OF PERIOD                                                           $  5.24           $12.16
                                                                                          ------           ------
TOTAL RETURN(3)(4)                                                                        -56.80%          +21.60%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                  $  14.1           $ 22.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)(6)                                         2.00%            2.00%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(6)(7)                                           2.00%            2.00%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                (1.90%)(6)        (.12%)(4)
PORTFOLIO TURNOVER RATE                                                                      100%              55%

TRUST CLASS(1)                                                                        SIX MONTHS        PERIOD FROM
                                                                                           ENDED     MAY 1, 2000(2)
                                                                                    FEBRUARY 28,      TO AUGUST 31,
                                                                                            2001               2000
                                                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $ 12.14           $10.00
                                                                                          ------           ------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                                (.09)              --
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                           (6.78)            2.14
                                                                                          ------           ------
TOTAL FROM INVESTMENT OPERATIONS                                                           (6.87)            2.14
                                                                                          ------           ------
NET ASSET VALUE, END OF PERIOD                                                           $  5.27          $ 12.14
                                                                                          ------           ------
TOTAL RETURN(3)(4)                                                                        -56.59%          +21.40%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                  $   1.2          $   2.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(5)(6)                                         2.00%            2.00%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(6)(7)                                           2.00%            2.00%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                (2.06%)(6)        (.03%)(4)
PORTFOLIO TURNOVER RATE                                                                      100%              55%






-------------------------------------------------------------------------------
See Notes to Financial Highlights   92

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS  Equity Funds

1 The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2001 under the prior master/feeder fund structure.

2  The date investment operations commenced.

3 Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.

4  Not annualized.

5 The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

6  Annualized.

7 After reimbursement of expenses by Management and/or the waiver of a portion of the management fee by the investment manager. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                                                                         PERIOD FROM
                                                                                                SIX MONTHS ENDED    DECEMBER 6, 1999
                                                                                                    FEBRUARY 28,       TO AUGUST 31,
CENTURY FUND INVESTOR CLASS                                                                                 2001                2000
                                                                                                           1.63%               1.76%


                                                                                                                         PERIOD FROM
                                                                                                SIX MONTHS ENDED    DECEMBER 6, 1999
                                                                                                    FEBRUARY 28,       TO AUGUST 31,
CENTURY FUND TRUST CLASS                                                                                    2001                2000
                                                                                                           4.79%               7.51%


                                                                                               YEAR ENDED AUGUST 31,
FOCUS FUND TRUST CLASS                                                       2000        1999        1998          1997        1996
                                                                             1.06%        .98%        .97%         1.06%       1.27%


                                                                                                                        PERIOD FROM
                                                                SIX MONTHS ENDED                                  SEPTEMBER 4, 1996
                                                                    FEBRUARY 28,          YEAR ENDED AUGUST 31,        TO AUGUST 31,
FOCUS FUND ADVISOR CLASS                                               2001             2000     1999    1998                   1997
                                                                           1.81%         2.89%   7.08%   28.01%               76.74%



-------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS  Equity Funds cont'd


                                                                                                          YEAR ENDED AUGUST 31,
GENESIS FUND INVESTOR CLASS                                                                            1998        1997       1996
                                                                                                       1.12%       1.26%      1.38%

                                                                                                           YEAR ENDED AUGUST 31,
GENESIS FUND TRUST CLASS                                                                               1998        1997       1996
                                                                                                       1.19%       1.35%      1.65%

                                                                                                               PERIOD FROM
                                SIX MONTHS ENDED                                                                APRIL 2, 1997
                                  FEBRUARY 28,                      YEAR ENDED AUGUST 31,                       TO AUGUST 31,
GENESIS FUND ADVISOR CLASS          2001                 2000              1999               1998                     1997
                                1.57%                    1.59%             1.63%              2.40%                   25.91%

                                                                                                                PERIOD FROM
                                                           SIX MONTHS ENDED              YEAR ENDED             JULY 1, 1999
                                                               FEBRUARY 28,              AUGUST 31,            TO AUGUST 31,
GENESIS FUND INSTITUTIONAL CLASS                                       2001                    2000                     1999
                                                                       .94%                    .97%                     1.15%

                                                                                                                     YEAR ENDED
                                                                                                                     AUGUST 31,
GUARDIAN FUND TRUST CLASS                                                                                                 1996
                                                                                                                           .92%

                                                                                                                    PERIOD FROM
                                                                                                              SEPTEMBER 4, 1996
                                                                                YEAR ENDED AUGUST 31,             TO AUGUST 31,
GUARDIAN FUND ADVISOR CLASS                                                      1999         1998                        1997
                                                                                 1.56%        1.63%                       5.65%





-------------------------------------------------------------------------------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS  Equity Funds cont'd


                                                                                                                 YEAR ENDED
                                                                                                                 AUGUST 31,
INTERNATIONAL FUND INVESTOR CLASS                                                                                     1996
                                                                                                                     2.28%



                                                                                                                       PERIOD FROM
                                                                  SIX MONTHS ENDED                                   JUNE 29, 1998
                                                                      FEBRUARY 28,           YEAR ENDED AUGUST 31,    TO AUGUST 31,
INTERNATIONAL FUND TRUST CLASS                                                2001            2000          1999               1998
                                                                             6.96%           4.21%         5.98%              6.02%



                                                                                      YEAR ENDED AUGUST 31,
MANHATTAN FUND TRUST CLASS                                            2000        1999        1998        1997       1996
                                                                      1.08%       1.18%       1.15%       1.23%      1.25%


                                                                                                               Period from
                                                      Six Months Ended                                   September 4, 1996
                                                          February 28,       Year Ended August 31,            to August 31,
MANHATTAN FUND ADVISOR CLASS                                      2001     2000      1999      1998                   1997
                                                                 3.30%     3.57%     19.99%    42.53%               77.83%


                                                                                                               PERIOD FROM
                                                                                                          OCTOBER 20, 1998
                                                                                                             TO AUGUST 31,
MILLENNIUM FUND INVESTOR CLASS                                                                                       1999
                                                                                                                    2.13%


                                                                                                                 PERIOD FROM
                                                                        SIX MONTHS ENDED      YEAR ENDED    NOVEMBER 4, 1998
                                                                            FEBRUARY 28,      AUGUST 31,       TO AUGUST 31,
MILLENNIUM FUND TRUST CLASS                                                         2001            2000                1999
                                                                                   2.31%           2.12%              13.39%





-------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS Equity Funds cont'd



                                                                                                YEAR ENDED AUGUST 31,
PARTNERS FUND TRUST CLASS                                                                  1998            1997         1996
                                                                                           .91%            .94%         1.06%


                                                                                                                PERIOD FROM
                                                                                                            AUGUST 19, 1996
                                                                        YEAR ENDED AUGUST 31,                  TO AUGUST 31,
PARTNERS FUND ADVISOR CLASS                                              1998         1997                             1996
                                                                         1.56%        8.74%                      11,685.89%


                                                                                                               PERIOD FROM
                                                       SIX MONTHS ENDED            YEAR ENDED                 JUNE 1, 1999
                                                           FEBRUARY 28,            AUGUST 31,                TO AUGUST 31,
REGENCY FUND INVESTOR CLASS                                        2001                  2000                         1999
                                                                  1.61%                 2.22%                        8.38%


                                                                                                               PERIOD FROM
                                                      SIX MONTHS ENDED             YEAR ENDED                JUNE 10, 1999
                                                           FEBRUARY 28,            AUGUST 31,                TO AUGUST 31,
REGENCY FUND TRUST CLASS                                           2001                  2000                         1999
                                                                  1.80%                 1.75%                      129.45%


                                                                                                                YEAR ENDED
                                                                                                                AUGUST 31,
SOCIALLY RESPONSIVE FUND INVESTOR CLASS                                                                               1996
                                                                                                                     1.69%


                                                                                                                PERIOD FROM
                                    SIX MONTHS ENDED                                                          MARCH 3, 1997
                                        FEBRUARY 28,                 YEAR ENDED AUGUST 31,                    TO AUGUST 31,
SOCIALLY RESPONSIVE FUND TRUST CLASS            2001              2000      1999       1998                            1997
                                               1.91%              1.76%     1.72%     2.05%                           3.33%





-------------------------------------------------------------------------------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS  Equity Funds cont'd


                                                               SIX MONTHS          PERIOD FROM
                                                                   ENDED          MAY 1, 2000
                                                            FEBRUARY 28,        TO AUGUST 31,
TECHNOLOGY FUND INVESTOR CLASS                                      2001                 2000
                                                                    2.29%                3.92%

                                                              SIX MONTHS      PERIOD FROM
                                                                   ENDED      MAY 1, 2000
                                                            FEBRUARY 28,    TO AUGUST 31,
TECHNOLOGY FUND TRUST CLASS                                         2001             2000
                                                                    4.51%           14.66%

8) After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                                                              YEAR ENDED AUGUST 31,
INTERNATIONAL FUND INVESTOR CLASS                                         1999        1998       1997
                                                                          1.59%       1.61%      1.69%

                                                                                          YEAR ENDED
                                                                                           AUGUST 31,
MILLENNIUM FUND INVESTOR CLASS                                                                   2000
                                                                                                 1.33%

                                                                                          YEAR ENDED
                                                                                           AUGUST 31,
SOCIALLY RESPONSIVE FUND INVESTOR CLASS                                                          1997
                                                                                                 1.20%





--------------------------------------------------------------------------------

REPORT OF VOTES OF SHAREHOLDERS

       A special meeting of shareholders of Neuberger
       Berman Equity Funds ("Trust") was held on October
       31, 2000. Shareholders voted on the following matters: (1) To elect Trustees to serve on the Board of Trustees until their successors are duly elected and qualified; (2) To approve a change in the fundamental investment limitation regarding the portfolio diversification of each series; and (3) To ratify the selection of independent auditors or accountants for each series.

       PROPOSAL 1 - TO ELECT TRUSTEES TO SERVE ON THE BOARD OF TRUSTEES.

       Following are the Trustees elected at the meeting, some of whom are continuing their terms of office as Trustees, and the votes received by each, with the shareholders of the Trust voting as a whole. All fractional numbers are rounded to the nearest whole number.

                                     VOTES                     VOTES                     VOTES                       ABSTENTIONS/
TRUSTEE*                               FOR                   AGAINST                  WITHHELD                 BROKER NON-VOTES**
JOHN CANNON                    219,062,818                         0                 7,435,319                                N/A
FAITH COLISH                   219,285,169                         0                 7,212,969                                N/A
WALTER G. EHLERS               219,331,172                         0                 7,166,965                                N/A
C. ANNE HARVEY                 219,328,795                         0                 7,169,343                                N/A
BARRY HIRSCH                   219,300,340                         0                 7,197,798                                N/A
MICHAEL M. KASSEN              219,486,988                         0                 7,011,149                                N/A
ROBERT A. KAVESH               219,101,173                         0                 7,396,964                                N/A
HOWARD A. MILEAF               219,498,644                         0                 6,999,494                                N/A
EDWARD I. O'BRIEN              219,057,148                         0                 7,440,990                                N/A
JOHN P. ROSENTHAL              219,365,708                         0                 7,132,429                                N/A
WILLIAM E. RULON               219,296,258                         0                 7,201,879                                N/A
CORNELIUS T. RYAN              219,405,056                         0                 7,093,081                                N/A
TOM DECKER SEIP                219,427,928                         0                 7,070,209                                N/A
GUSTAVE SHUBERT                218,918,998                         0                 7,579,139                                N/A
CANDACE L. STRAIGHT            219,512,781                         0                 6,985,357                                N/A
PETER E. SUNDMAN               219,577,889                         0                 6,920,249                                N/A
PETER P. TRAPP                 219,499,069                         0                 6,999,068                                N/A

The following table shows the shareholder votes of each series of the Trust with respect to proposals 2 and 3. All fractional numbers are rounded to the nearest whole number.

PROPOSAL 2 - TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING PORTFOLIO DIVERSIFICATION

                                     VOTES                     VOTES                    VOTES                        ABSTENTIONS/
FUND                                   FOR                   AGAINST                  WITHHELD                 BROKER NON-VOTES**
CENTURY                          1,765,685                    25,511                       N/A                     37,328/588,218
FOCUS                           19,870,622                   691,818                       N/A                1,501,965/1,467,446
GENESIS                         17,407,296                   754,267                       N/A                  762,312/3,581,801
GUARDIAN                        62,628,862                 2,609,554                       N/A                4,680,306/4,699,523
INTERNATIONAL                    4,768,375                   144,388                       N/A                    412,619/908,867
MANHATTAN                       28,194,850                 1,079,875                       N/A                1,265,428/2,055,718
MILLENNIUM                       4,169,839                   101,049                       N/A                  123,435/1,017,585
PARTNERS                        45,149,525                 1,712,827                       N/A                4,808,061/2,923,344
REGENCY                            400,052                     5,402                       N/A                      5,206/188,196
SOCIALLY RESPONSIVE              1,921,734                    98,549                       N/A                    137,266/404,755
TECHNOLOGY                         875,703                    24,328                       N/A                     44,662/484,296




--------------------------------------------------------------------------------

                                  NEUBERGER BERMAN FEBRUARY 28, 2001 (UNAUDITED)

PROPOSAL 3 - TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS/ACCOUNTANTS


                                         VOTES                     VOTES                    VOTES               ABSTENTIONS
FUND                                       FOR                   AGAINST                  WITHHELD                       **
CENTURY                              2,369,143                     6,186                       N/A                   41,413
FOCUS                               22,574,438                   245,588                       N/A                  711,755
GENESIS                             21,963,414                   176,304                       N/A                  365,958
GUARDIAN                            71,211,414                   942,792                       N/A                2,464,038
INTERNATIONAL                        5,770,202                    49,639                       N/A                6,234,249
MANHATTAN                           31,264,067                   360,529                       N/A                  971,275
MILLENNIUM                           5,249,659                    53,463                       N/A                  108,786
PARTNERS                            51,504,887                   949,898                       N/A                2,138,973
REGENCY                                586,399                     2,679                       N/A                    9,779
SOCIALLY RESPONSIVE                  2,402,630                    40,041                       N/A                  119,593
TECHNOLOGY                           1,352,653                    11,698                       N/A                   64,638


* Mr. John T. Patterson, Jr. also was listed as a nominee in the proxy statement. He is deceased as of September 26, 2000.

** Broker Non-Votes - I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter - were not counted for purposes of determining a quorum and had no effect on the outcome of any proxy proposal. Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals. With respect to proposals 1 and 3, there were no "broker non-votes," as brokers or nominees holding shares had authority to vote on those proposals as routine matters.








--------------------------------------------------------------------------------

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800


FOR TRUST CLASS, ADVISOR CLASS, AND INSTITUTIONAL CLASS SHAREHOLDERS ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800


OFFICERS AND TRUSTEES

John Cannon
TRUSTEE

Faith Colish
TRUSTEE

Walter G. Ehlers
TRUSTEE

C. Anne Harvey
TRUSTEE

Barry Hirsch
TRUSTEE

Robert A. Kavesh
TRUSTEE

Howard A. Mileaf
TRUSTEE

Edward I. O'Brien
TRUSTEE

John P. Rosenthal
TRUSTEE

William E. Rulon
TRUSTEE

Cornelius T. Ryan
TRUSTEE

Tom D. Seip
TRUSTEE

Gustave H. Shubert
TRUSTEE

Candace L. Straight
TRUSTEE

Peter P. Trapp
TRUSTEE

Peter E. Sundman
CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
OFFICER AND TRUSTEE

Michael M. Kassen
PRESIDENT AND TRUSTEE

Robert Conti
VICE PRESIDENT


Brian P. Gaffney
VICE PRESIDENT


Frederic P. Soule
VICE PRESIDENT

Richard Russell
TREASURER

Claudia A. Brandon
SECRETARY

Barbara DiGiorgio
ASSISTANT TREASURER

Celeste Wischerth
ASSISTANT TREASURER


Stacy Cooper-Shugrue
ASSISTANT SECRETARY

                                            NEUBERGER BERMAN

                                            NEUBERGER BERMAN MANAGEMENT INC.
                                            605 Third Avenue 2nd Floor
                                            New York, NY 10158-0180
                                            SHAREHOLDER SERVICES
                                            800.877.9700
                                            INSTITUTIONAL SERVICES
                                            800.366.6264
                                            www.nbfunds.com


Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

[RECYCLE LOGO] B0111 04/01